UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

SPANSION INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notes:

April 12, 2007

Dear Stockholder:

On behalf of the Board of Directors, you are cordially invited to attend the 2007 Annual Meeting of Stockholders of Spansion Inc. to be held at the Four Seasons Hotel, 2050 University Avenue, East Palo Alto, California, on Tuesday, May 29, 2007 at 12:00 p.m., local time. The formal notice of the Annual Meeting appears on the following page. The attached Notice of Annual Meeting and Proxy Statement describe the matters that we expect to be acted upon at the Annual Meeting.

During the Annual Meeting, stockholders will hear a presentation by Spansion and have the opportunity to ask questions. Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented. Please vote as soon as possible. You may vote via the Internet, by telephone or by mailing a completed proxy card as an alternative to voting in person at the meeting. Voting by any of these methods will ensure your representation at the meeting.

We look forward to seeing you at the meeting.

/s/ Dr. Bertrand F. Cambou

Dr. Bertrand F. Cambou President and Chief Executive Officer

SPANSION INC.

915 DeGUIGNE DRIVE

P.O. BOX 3453

SUNNYVALE, CALIFORNIA 94088

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

We will hold the Annual Meeting of Stockholders of Spansion Inc. at the Four Seasons Hotel, 2050 University Avenue, East Palo Alto, California, on Tuesday, May 29, 2007. The meeting will start at 12:00 p.m. local time. At the meeting, holders of our Common Stock will be asked to:

•	Elect two Class A directors to serve for a three-year term expiring at the 2010 annual meeting of stockholders;

•	Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the current fiscal year;

•	Approve the Spansion Inc. 2007 Equity Incentive Plan; and

•	Transact any other business that properly comes before the meeting and any adjournment thereof.

Only record holders of Common Stock at the close of business on April 6, 2007, the record date for the Annual Meeting, are entitled to notice of and to vote at the Annual Meeting. Only record holders of the Class A Common Stock are entitled to vote on the election of the Class A directors. Record holders of all classes of Common Stock are entitled to vote as a single class on all other matters submitted to a vote of the stockholders. Stockholders are urged to read the attached proxy statement carefully for additional information concerning the matters to be considered at the Annual Meeting.

All stockholders are cordially invited to attend the Annual Meeting in person. Stockholders who plan to attend in person are nevertheless requested to sign and return their proxy cards to make certain that their vote will be represented at the Annual Meeting should they unexpectedly be unable to attend.

By Order of the Board of Directors,

/s/ Robert C. Melendres
ROBERT C. MELENDRES Corporate Secretary

This proxy statement and accompanying proxy card are first being distributed on or about April 12, 2007

YOUR VOTE IS IMPORTANT.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE URGE YOU TO VOTE

ONLINE AT PROXYVOTE.COM, BY TELEPHONE, OR COMPLETE, SIGN AND DATE THE

ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED.

VOTING ONLINE, BY TELEPHONE, OR BY RETURNING YOUR PROXY CARD WILL ENSURE

THAT YOUR VOTE IS COUNTED IF YOU LATER DECIDE NOT TO ATTEND THE MEETING.

SPANSION INC.

PROXY STATEMENT

2007 ANNUAL MEETING OF STOCKHOLDERS

QUESTIONS AND ANSWERS

1.	Q:	WHO IS SOLICITING MY VOTE?

	A:	This proxy solicitation is being made by the Board of Directors of Spansion Inc. All expenses of soliciting proxies, including clerical work, printing and postage, will be paid by us. Our directors, officers and other employees may solicit proxies in person, by mail, by telephone, by facsimile, through the Internet or by other means of communication, but such persons will not be specifically compensated for such services.

2.	Q:	WHEN WAS THIS PROXY STATEMENT MAILED TO STOCKHOLDERS?

	A:	This proxy statement was first mailed to stockholders on or about April 12, 2007.

3.	Q:	WHAT MAY I VOTE ON?

	A:	Spansion stockholders may vote as follows:

• Holders of Class A Common Stock may vote on the election of two director nominees, Ms. Patti S. Hart and Mr. John M. Stich, to serve as Class A Directors on our Board of Directors;

• Holders of Class A Common Stock, Class B Common Stock and Class C Common Stock, voting together as a single class, may vote on the ratification of the appointment of our independent registered public accounting firm for the current fiscal year; and

• Holders of Class A Common Stock, Class B Common Stock and Class C Common Stock, voting together as a single class, may vote on the approval of the Spansion Inc. 2007 Equity Incentive Plan.

4.	Q:	HOW DOES THE BOARD OF DIRECTORS RECOMMEND I VOTE ON THE PROPOSALS?

	A:	The Board recommends that you vote:

• FOR each of the director nominees for whom you are eligible to vote;

• FOR ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the current fiscal year; and

• FOR approval of the Spansion Inc. 2007 Equity Incentive Plan.

5.	Q:	WHO IS ENTITLED TO VOTE?

	A:	Stockholders as of the close of business on April 6, 2007, the Record Date, are entitled to vote on all items properly presented at the Annual Meeting for which they are eligible to vote. On the Record Date, approximately 134,674,603 shares of our Class A Common Stock, one share of our Class B Common Stock, one share of our Class C Common Stock (together, the “Common Stock”) and no shares of Class D Common Stock were outstanding. Every stockholder is entitled to one vote for each share of Common Stock held. A list of these stockholders will be available during ordinary business hours at the principal place of business of Spansion, located at 915 DeGuigne Drive, Sunnyvale, California 94088, at least ten days before the Annual Meeting. The list of stockholders will also be available at the time and place of the Annual Meeting.

6.	Q:	HOW DO I VOTE BY MAIL?

	A:	If you complete and properly sign each proxy card you receive and return it to us in the prepaid envelope, it will be voted by one of the individuals indicated on the card (your “proxy”) as you direct.

If you return your signed proxy card but do not mark the boxes showing how you wish to vote, your shares will be voted FOR the election of the director nominees for whom you are eligible to vote, FOR the ratification of the appointment of our auditors and FOR the approval of our proposed 2007 Equity Incentive Plan. However, if your shares are held by your broker, see question 12 below.

7.	Q:	CAN I VOTE BY TELEPHONE OR ELECTRONICALLY?

	A:	If you live in the United States or Canada, you may submit your proxy by following the Vote by Telephone instructions on the proxy card. If you have Internet access, you may submit your proxy from any location in the world by following the Vote by Internet instructions on the proxy card.

8.	Q:	WHO CAN ATTEND THE ANNUAL MEETING?

	A:	Only stockholders as of the Record Date, holders of proxies for those stockholders and other persons invited by us can attend. If your shares are held by your broker in “street name,” you must bring a letter from your broker or a copy of your proxy card to the meeting showing that you were the direct or indirect beneficial owner of the shares on the Record Date to attend the meeting.

9.	Q:	CAN I VOTE AT THE MEETING?

	A:	Yes. If you wish to vote your shares in person at the Annual Meeting and they are held by your broker in “street name,” you must bring a letter from the broker to the meeting showing that you were the beneficial owner of the shares on the Record Date.

10.	Q:	CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD OR AFTER I HAVE VOTED BY TELEPHONE OR ELECTRONICALLY?

	A:	Yes. You may change your vote at any time before the voting concludes at the Annual Meeting by:

• Sending in another proxy with a later date by mail, telephone or over the Internet;

• Notifying our Corporate Secretary in writing before the Annual Meeting that you wish to revoke your proxy; or

• Voting in person at the Annual Meeting.

11.	Q:	HOW DO I VOTE MY SHARES IF THEY ARE HELD IN STREET NAME?

	A:	If your shares are held by your broker in “street name,” you will receive a form from your broker seeking instruction as to how your shares should be voted. We urge you to complete this form and instruct your broker how to vote on your behalf. You can also vote in person at the Annual Meeting, but you must bring a letter from the broker showing that you were the beneficial owner of your shares on the Record Date.

12.	Q:	WHAT IS BROKER “DISCRETIONARY” VOTING?

	A:	If you hold your shares through a broker, your broker is permitted to vote your shares on routine “discretionary” items, such as the election of directors and ratification of our independent registered public accounting firm, if it has transmitted the proxy materials to you and has not received voting instructions from you on how to vote your shares before the deadline set by your broker.

13.	Q:	WHAT IS A “QUORUM?”

	A:	A “quorum” is a majority of the outstanding shares of Common Stock. They may be present at the Annual Meeting or represented by proxy. There must be a quorum for the Annual Meeting to be held. If you submit a properly executed proxy card, even if you abstain from voting, you will be considered part of the quorum. Broker “non-votes” are also considered a part of the quorum. Broker non-votes occur when a broker holding shares for a beneficial owner does not vote on a particular matter because the broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

14.	Q:	HOW ARE MATTERS PASSED OR DEFEATED?

	A:	The director nominees receiving the highest number of affirmative votes from holders of our Class A Common Stock will be elected as Class A directors. A properly executed proxy marked “WITHHOLD AUTHORITY” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

Ratification of the appointment of our independent registered public accounting firm and approval of the Spansion Inc. 2007 Equity Incentive Plan must receive affirmative votes from more than 50 percent of the shares of Common Stock that are present in person or represented by a proxy and entitled to vote on that proposal at the Annual Meeting. In tabulating the voting results for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. However, abstentions and broker non-votes will be treated as shares present for the purpose of determining the presence of a quorum for the transaction of business. As a result, abstentions will have the same effect as negative votes and broker non-votes are not counted for purposes of determining whether stockholder approval of the matter has been obtained.

15.	Q:	WHO WILL COUNT THE VOTES?

	A:	Proxies will be tabulated by Computershare Trust Company, N.A.

16.	Q:	HOW WILL VOTING ON ANY BUSINESS NOT DESCRIBED IN THE NOTICE OF ANNUAL MEETING BE CONDUCTED?

	A:	We do not know of any business to be considered at the Annual Meeting other than the proposals described in this proxy statement. If any other business is presented at the Annual Meeting, your signed proxy card gives authority to Dr. Bertrand F. Cambou, our President and Chief Executive Officer, and Mr. Robert C. Melendres, our Executive Vice President, Chief Legal Officer, Corporate Development and Corporate Secretary, to vote on such matters at their discretion.

17.	Q:	WHEN ARE THE STOCKHOLDER PROPOSALS FOR THE 2008 ANNUAL MEETING DUE?

	A:	In accordance with the rules of the Securities and Exchange Commission, in order for stockholder proposals to be considered for inclusion in the proxy statement for the 2008 Annual Meeting, they must be submitted in writing to our Corporate Secretary, Spansion Inc., 915 DeGuigne Drive, P.O. Box 3453, Sunnyvale, California 94088 on or before January 13, 2008. In addition, our bylaws provide that for directors to be nominated or other proposals to be properly presented at a stockholders meeting, an additional notice of any nomination or proposal must be received by us between February 29, 2008 and March 30, 2008. However, if our 2008 Annual Meeting is not within 30 days of May 29, 2008, to be timely, the notice by the stockholder must be received by our Corporate Secretary not later than the close of business on the tenth day following the day on which the first public announcement of the date of the Annual Meeting was made or the notice of the meeting was mailed, whichever occurs first. More information on our bylaws is included in this proxy statement beginning on page 13, including a description of the information that must be included in the stockholder notice.

ITEM 1—ELECTION OF DIRECTORS

General

Our Board of Directors currently consists of seven directors. Our Certificate of Incorporation provides that the Board of Directors consists of three classes of directors, each serving staggered three-year terms. At each annual meeting of stockholders, directors will be elected for a term of three years to succeed those directors whose terms are expiring.

Our Certificate of Incorporation also provides that, subject to each holder’s aggregate ownership interest in Spansion, the holders of Class B Common Stock, voting together as a separate class, are entitled to elect one director to the Board (the “Class B Director”) and the holders of Class C Common Stock, voting together as a separate class, are entitled to elect one director to the Board (the “Class C Director”). AMD Investments, Inc., an indirect wholly owned subsidiary of Advanced Micro Devices, Inc. (“AMD”), as the sole holder of our Class B Common Stock and Fujitsu Limited (“Fujitsu”), as the sole holder of our Class C Common Stock, thus have the right to elect the Class B Director and the Class C Director, respectively. However, Fujitsu has indicated that it does not presently intend to appoint a representative of Fujitsu as the Class C director to fill the current vacancy created by the resignation of Mr. Toshihiko Ono from the Board in March 2007. The holders of Class A Common Stock, voting together as a separate class, are entitled to elect all other directors to the Board (the “Class A Directors”).

Classified Board

Our Board of Directors is currently composed of the following classes of directors:

Class	Expiration	Member
Class I	2009	David K. Chao (Class A Director) Robert L. Edwards (Class A Director) Hector de J. Ruiz (Class B Director)

Class II	2007	Patti S. Hart (Class A Director) John M. Stich (Class A Director)

Class III	2008	Bertrand F. Cambou (Class A Director) David E. Roberson (Class A Director)

Election of Class II Directors

At the Annual Meeting, two directors will be elected for a three-year term, which expires at our 2010 Annual Meeting of Stockholders, until their successors are duly elected and qualified in accordance with our bylaws. The nominees, Ms. Patti S. Hart and Mr. John M. Stich, are presently members of our Board of Directors and serve as Class A Directors. See “Nominees” below. If either Ms. Hart or Mr. Stich should be unable or decline to serve at the time of the Annual Meeting, the persons named as proxies on the proxy card will vote for such substitute nominee(s) as our Board of Directors recommends, or vote to allow the vacancy created thereby to remain open until filled by our Board of Directors. The Board of Directors has no reason to believe that the nominees will be unable or decline to serve as directors if elected.

The Board of Directors recommends that the holders of Class A Common Stock vote in favor of the election of Ms. Hart and Mr. Stich as Class A Directors. Proxies received will be voted “FOR” the nominees named below, unless marked to the contrary.

Nominees

The following director nominees are standing for election by the holders of our Class A Common Stock:

Patti S. Hart, age 51, has served as a Class A Director since the consummation of our initial public offering in December 2005. Ms. Hart most recently served as chairman and chief executive officer of Pinnacle Systems from March 2004 until August 2005. Prior to joining Pinnacle Systems in 2004, Ms. Hart was chairman and chief executive officer of Excite@Home from April 2001 until March 2002. Excite@Home filed for bankruptcy protection in September 2001. Prior to joining Excite@Home in 2001, Ms. Hart served as chairman, president and chief executive officer of Telocity and as a member of Telocity’s board of directors from July 1999 through its sale to DirecTV in March 2001. From 1986 to 1999, Ms. Hart worked at Sprint Corporation, most recently as president and chief operations officer of Sprint’s Long Distance Division. Ms. Hart is also a member of the board of directors for Korn Ferry International, Game Technology and LIN TV Corp., and is a former board member of Plantronics Inc., Vantive Corporation, EarthLink, Inc. and Premisys Corporation. Ms. Hart holds a bachelor’s degree in marketing and economics from Illinois State University.

John M. Stich, age 65, has served as a Class A director since December 2006. He is the Honorary Consul General of Japan at Dallas. Previously, he spent 35 years at Texas Instruments, with his most recent position as chief marketing officer in Japan. He lived and worked for Texas Instruments in Asia for a total of 24 years where he held various additional management positions such as vice president of semiconductors for Texas Instruments Asia Ltd., managing director of Texas Instruments Hong Kong Ltd., and marketing director of Texas Instruments Taiwan Limited. Mr. Stich has been active in leading various industry associations, including serving as: governor of the American Chambers of Commerce in Japan and Hong Kong, and chairman of the Semiconductor Industry Association (Japan Chapter). Currently, he is a director of Stonestreet One, Inc., a leading provider of short-range wireless solutions, and Diodes Incorporated, a leading manufacturer and supplier of high quality discrete and analog semiconductors. In addition, Mr. Stich is a member of the Dallas/Taipei Sister City Committee, a member of the Advisory Council for Southern Methodist University’s Asian Studies Program, a director of the Japan America Society of Dallas/Fort Worth, Vice-Dean of the Consular Corps of Dallas/Fort Worth, and a member of the Pastoral Council of Prince of Peace church. Mr. Stich holds a bachelor’s degree in electrical engineering from Marquette University.

Other Directors

The following six directors whose terms of office do not expire in 2007 will continue to serve after the Annual Meeting until such time as their respective terms of office expire and their respective successors are duly elected and qualified:

Bertrand F. Cambou, age 51, has served as our President and Chief Executive Officer since July 2003. From July 2003 until November 2005, he served as a member of Spansion LLC’s Board of Managers. Since November 2005, he has served as a member of our Board of Directors. Beginning in January 2002 until December 2005, he served as a vice president of AMD, first as group vice president of AMD’s Memory Group, and later as an executive vice president. Dr. Cambou was chief operating officer and co-president of Gemplus International S.A. from June 1999 to January 2002. Also during this time, he was a board member of Gemplus International S.A. and of Ingenico Ltd. Dr. Cambou’s career includes a 15-year tenure at Motorola Inc., where he held various management positions including senior vice president and general manager of the Networking and Computing System Group as well as chief technical officer of the Semiconductor Sector. Dr. Cambou received his engineering degree from Supelec, Paris, and his doctorate in electrical engineering from Paris XI University. He is the author of 15 U.S. patents.

David K. Chao, age 40, has served as a Class A Director since the consummation of Spansion’s initial public offering in December 2005. Mr. Chao is a co-founder of Doll Capital Management, or DCM, a venture capital firm based in the Silicon Valley and has been a Managing General Partner since 1996. Prior to founding DCM, Mr. Chao was a co-founder and member of the board of directors of Japan Communications, Inc. He also worked as a management consultant at McKinsey & Company and as a marketing manager at Apple Computer. Prior to these positions, he was an account executive for Recruit, a Japanese human resources, advertising and services company. Mr. Chao serves on the boards of numerous DCM portfolio companies, including 51job, Inc., where he has served since 2000. He is a Management Board member of the Stanford Graduate School of Business Board of Trustees and a member of The Thacher School Board of Trustees. Mr. Chao received a bachelor’s degree in economics and East Asian studies from Brown University and a master’s degree in business administration from Stanford University.

Robert L. Edwards, age 51, has served as a Class A director since December 2006. Since March 2004, Mr. Edwards has served as executive vice president and chief financial officer of Safeway, Inc. Prior to that, he served as executive vice president and chief financial officer of Maxtor Corporation from September 2003 until March 2004. Prior to joining Maxtor, Mr. Edwards was senior vice president, chief financial officer and chief administrative officer at Imation Corporation, where he was employed from 1998 to August 2003. He is also a director of Casa Ley, in which Safeway has a 49% ownership interest. Mr. Edwards holds a bachelor’s degree in accounting and a master’s degree in business administration from Brigham Young University.

David E. Roberson, age 52, has served as a Class A Director since the consummation of our initial public offering in December 2005. Mr. Roberson is president and chief executive officer and is a member of the Board of Directors of Hitachi Data Systems. Mr. Roberson was named chief executive officer of Hitachi Data Systems effective April 2006, after serving as president and chief operating officer since April 2002. Mr. Roberson was appointed chief operating officer at Hitachi Data Systems in April 2000. Mr. Roberson received a bachelor’s degree in Social Ecology from the University of California, Irvine and a law degree from Golden Gate University School of Law in San Francisco, California. Mr. Roberson also studied financial management at Harvard Business School.

Hector de J. Ruiz, age 61, has served as a member of Spansion LLC’s Board of Managers since July 2003 and, since November 2005, has served as our Class B Director and as Chairman of our Board of Directors. Dr. Ruiz is currently the chairman of the board and chief executive officer of AMD. Dr. Ruiz joined AMD as president and chief operating officer in January 2000 and became AMD’s chief executive officer in April 2002. Dr. Ruiz was appointed chairman of the board in April 2004. Before joining AMD, Dr. Ruiz served as president of the Motorola, Inc. Semiconductor Products Sector from 1997 to 1999. From 1991 to 1995, Dr. Ruiz was senior vice president and general manager of Motorola’s paging and messaging businesses and in 1996 became executive vice president and general manager of those businesses. Dr. Ruiz joined Motorola in 1977, and from 1977 to 1991, he held various executive positions in Motorola’s Semiconductor Products Sector. Before joining Motorola, Dr. Ruiz worked at Texas Instruments, Inc. from 1972 to 1977. Dr. Ruiz is a member of the Board of Directors of AMD and Eastman Kodak Company. Dr. Ruiz holds a bachelor’s and master’s degree in electrical engineering from the University of Texas, Austin and a doctorate degree in electronics from Rice University.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE

“FOR” THE PROPOSED DIRECTOR NOMINEES FOR THE CURRENT YEAR FOR WHOM YOU

ARE ELIGIBLE TO VOTE. UNLESS YOU INDICATE OTHERWISE, YOUR PROXY WILL VOTE

“FOR” THE PROPOSED NOMINEES FOR WHOM YOU ARE ELIGIBLE TO VOTE.

CORPORATE GOVERNANCE

Director Independence

The Board of Directors affirmatively determines the independence of each director and nominee for election as a director in accordance with the elements of independence set forth in the Nasdaq listing standards. On March 16, 2007, the Board conducted a review of director independence. During this review, the Board considered transactions and relationships between each director or any member of his or her immediate family and Spansion and our subsidiaries and affiliates, including those reported under “Certain Relationships and Related Transactions” on page 51. The Board also considered whether there were any transactions or relationships between directors or any member of their immediate families (or any entity on which a director or an immediate family member is an executive officer, general partner or significant equity holder) and members of Spansion’s executive team or their affiliates. The purpose of this review was to determine whether any transactions or relationships exist that are inconsistent with a determination of director independence.

As a result of this review, the Board of Directors affirmatively determined that each of the following non-employee directors is independent and has no relationship with Spansion, except as a director and stockholder of Spansion:

• David K. Chao	• David E. Roberson
• Robert L. Edwards	• John M. Stich
• Patti S. Hart

In addition, the Board affirmatively determined that Bertrand F. Cambou is not independent because he is the President and Chief Executive Officer of Spansion; and that Dr. Ruiz is not independent because of his employment as chairman and chief executive officer of AMD, a company with an indirect wholly owned subsidiary which holds more than five percent of the outstanding shares of our Class A Common Stock and Class B Common Stock and which conducted a significant amount of business transactions during fiscal 2006 with us and our subsidiaries.

Spansion’s Board of Directors is comprised of seven members, of which five are independent directors.

Nominations for Directors

Process for Evaluating and Selecting Potential Director Candidates

Our Nominating and Corporate Governance Committee is responsible for annually identifying and recommending to the Board of Directors the nominees to be selected by the Board for each annual meeting of stockholders (or special meeting of stockholders at which directors are to be elected) and recommending candidates to fill any vacancies on the Board (whether through the resignation of any director or through the increase in the number of directors by the Board). The Nominating and Corporate Governance Committee is also responsible for periodically assessing, developing and communicating with the Board concerning the appropriate criteria to be utilized in evaluating potential director nominees.

Minimum Qualifications for Director Nominees

The Nominating and Corporate Governance Committee has established the following minimum criteria for evaluating prospective candidates to be selected by the Board:

•	Reputation for integrity, strong moral character and adherence to high ethical standards.

•	Holds or has held a generally recognized position of leadership in community or chosen field of endeavor, and has demonstrated high levels of accomplishment.

•	Demonstrated business acumen and experience, and ability to exercise sound business judgment and common sense in matters that relate to the current and long-term objectives of Spansion.

•	Ability to read and understand basic financial statements and other financial information pertaining to Spansion.

•	Commitment to understand Spansion and its business, industry and strategic objectives.

•

Commitment and ability to regularly attend and participate in meetings of the Board of Directors, Board Committees and stockholders (taking into account the number of other company boards on which the candidate serves), and ability to generally fulfill all responsibilities as a director of Spansion.

•	Willingness to represent and act in the interests of all stockholders of Spansion rather than the interests of a particular group.

•	Good health, and ability to serve.

•

For prospective non-employee directors, independence under Securities and Exchange Commission rules and Nasdaq listing standards, and the absence of any conflict of interest (whether due to a business or personal relationship) or legal impediment to, or restriction on, the nominee serving as a director.

•	Willingness to accept the nomination to serve as a director of Spansion.

Other Factors for Potential Consideration

The Nominating and Corporate Governance Committee will also consider the following factors in connection with its evaluation of each prospective director nominee:

•	Whether the prospective director nominee will foster a diversity of skills and experiences.

•

Whether the prospective director nominee possesses the requisite education, training and experience to qualify as “financially literate” or as an “audit committee financial expert” under applicable Securities and Exchange Commission rules and Nasdaq listing standards.

•

For incumbent directors standing for re-election, the Nominating and Corporate Governance Committee will assess the incumbent director’s performance during his or her term, including the number of meetings attended, level of participation, and overall contribution to Spansion.

•	Composition of Board and whether the prospective director nominee will add to or complement the Board’s existing strengths.

•	The number of other company Boards on which the prospective director nominee serves.

Process for Identifying, Evaluating and Recommending Director Nominees

•

The Nominating and Corporate Governance Committee initiates the process for identifying, evaluating and recommending prospective director nominees by preparing a list of potential candidates who, based on their biographical information and other information available to the Nominating and Corporate Governance Committee, appear to meet the criteria specified above and who have specific qualities, skills or experience being sought (based on input from the Board).

Outside Advisors. The Nominating and Corporate Governance Committee may engage a third-party search firm or other advisors to assist in identifying prospective director nominees.

Stockholder Suggestions for Potential Nominees. The Nominating and Corporate Governance Committee will consider suggestions of prospective director nominees from stockholders. Stockholders may recommend individuals for consideration in accordance with the procedures set forth below in “Consideration of Stockholder Nominees for Director.” The Nominating and Corporate Governance Committee will evaluate a prospective director nominee suggested by any stockholder in the same manner and against the same criteria as any other prospective director nominee identified by the Nominating and Corporate Governance Committee from any other source.

Nomination of Incumbent Directors. The re-nomination of existing directors should not be viewed as automatic, but should be based on continuing qualification under the criteria set forth above. For incumbent directors standing for re-election, the Nominating and Corporate Governance Committee will assess the incumbent director’s performance during his or her term, including the number of meetings attended; level of participation, and overall contribution to Spansion; composition of the Board at that time; and any changed circumstances affecting the individual director which may bear on his or her ability to continue to serve on the Board.

Management Directors. The number of officers or employees of Spansion serving at any time on the Board should be limited such that at all times a majority of the directors is “independent” under applicable Securities and Exchange Commission rules and Nasdaq listing standards.

•

After reviewing appropriate biographical information and qualifications, first-time candidates will be interviewed by at least one member of the Nominating and Corporate Governance Committee and by the Chief Executive Officer.

•

Upon completion of the above procedures, the Nominating and Corporate Governance Committee shall determine the list of potential candidates to be recommended to the Board for nomination at the annual meeting.

The Board of Directors will select the slate of nominees only from candidates identified, screened and approved by the Nominating and Corporate Governance Committee.

Consideration of Stockholder Nominees for Director

The policy of the Nominating and Corporate Governance Committee is to consider properly submitted stockholder nominations for candidates to serve on our Board. Pursuant to our bylaws, stockholders who wish to nominate persons for election to the Board of Directors at the 2008 annual meeting must be stockholders of record when they give us notice of such nomination, must be entitled to vote at the meeting and must comply with the notice provisions in our bylaws. A stockholder’s notice must be delivered to our Corporate Secretary or the Chair of the Nominating and Corporate Governance Committee not less than 60 nor more than 90 days before the anniversary date of the immediately preceding annual meeting. For our 2008 annual meeting, the notice must be delivered between February 29, 2008 and March 30, 2008. However, if our 2008 annual meeting is not within 30 days of May 29, 2008, the notice must be delivered no later than the close of business on the tenth day following the earlier of the day on which the first public announcement of the date of the Annual Meeting was made or the day the notice of the meeting is mailed. The stockholder’s notice must include the following information for the person proposed to be nominated:

•	Name, age, nationality, business and residence addresses;

•	Principal occupation and employment;

•	The class and number of shares of stock owned beneficially or of record by the proposed nominee;

•	Any other information required to be disclosed in a proxy statement with respect to the proposed nominee; and

•	The proposed nominee’s written consent to being a nominee and to serving as a director if elected.

The stockholder’s notice must also include the following information for the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made:

•	Names and addresses;

•	The class and number of shares of stock owned beneficially and of record by them;

•	A description of any arrangements or understandings between them and each proposed nominee and any other persons (including their names) pursuant to which the nominations are to be made;

•	A representation that they intend to appear in person or by proxy at the Annual Meeting to nominate the person named in the notice;

•	A representation as to whether they are part of a group that intends to deliver a proxy statement or solicit proxies in support of the nomination; and

•	Any other information that would be required to be included in a proxy statement.

The Chair of the Annual Meeting will announce whether the procedures in the bylaws have been followed, and if not, declare that the nomination be disregarded. If the nomination is made in accordance with the procedures in our bylaws, the Nominating and Corporate Governance Committee of the Board of Directors will apply the same criteria in evaluating the nominee as it would any other director nominee candidate and will recommend to the Board whether or not the stockholder nominee should be nominated by the Board and included in our proxy statement. These criteria are described below in the description of the Nominating and Corporate Governance Committee on page 11. The nominee and nominating stockholder must be willing to provide any information reasonably requested by the Nominating and Corporate Governance Committee in connection with its evaluation.

Communications with the Board or Non-Management Directors

Stockholders who wish to communicate with Spansion’s Board of Directors or with non-management directors may send their communications in writing to our Corporate Secretary, Spansion Inc., 915 DeGuigne Drive, P.O. Box 3453, Sunnyvale, California 94088 or send an email to Corporate.Secretary@spansion.com. Spansion’s Corporate Secretary will forward these communications to our independent directors except for spam, junk mail, mass mailings, product complaints or inquiries, job inquiries, surveys, business solicitations or advertisements, or patently offensive or otherwise inappropriate material. Communications will not be forwarded to the independent directors unless the stockholder submitting the communication identifies himself or herself by name and sets out the class and number of shares of stock owned by himself or herself beneficially or of record.

Codes of Business Conduct and Ethics

The Board of Directors has adopted a code of conduct that applies to all directors and employees entitled “Code of Business Conduct,” which Spansion designed to help directors and employees resolve ethical and compliance issues encountered in the business environment. The Code of Business Conduct governs matters such as conflicts of interest, compliance with laws, confidentiality of company information, encouraging the reporting of any illegal or unethical behavior, fair dealing and use of company assets.

The Board of Directors has also adopted a Code of Ethics for the Chief Executive Officer, the Chief Financial Officer, the Corporate Controller and All Other Senior Finance Executives. The Code of Ethics governs matters such as financial reporting, conflicts of interest and compliance with laws, rules, regulations and Spansion’s policies.

You can access Spansion’s Code of Business Conduct and Code of Ethics at the Investor Relations Web page of our Web site at www.spansion.com or by writing to us at Corporate Secretary, Spansion Inc., 915 DeGuigne Drive, P.O. Box 3453, Sunnyvale, California 94088, or emailing us at Corporate.Secretary@spansion.com. We will provide you with this information free of charge. Please note that information contained on our Web site is not incorporated by reference in, or considered to be a part of, this document.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

The Board of Directors

The Board of Directors held five regularly scheduled and special meetings during the 2006 fiscal year. All directors attended at least 75 percent of the meetings of the Board of Directors in fiscal 2006. The Board has Audit, Compensation, Nominating and Corporate Governance and Strategy Committees. The members of these committees and their chairs are recommended by the Nominating and Corporate Governance Committee and then appointed by the Board. The independent directors hold regularly scheduled sessions without any members of Spansion’s management present. Ten such sessions of the independent directors were held in fiscal 2006. Spansion’s directors are strongly encouraged to attend the Annual Meeting of Stockholders. Six of the seven members of our Board of Directors attended the 2006 Annual Meeting of Stockholders.

In March 2007, the Board established the position of Lead Independent Director and, upon the recommendation of our Nominating and Corporate Governance Committee, designated Mr. David E. Roberson as Lead Independent Director. The general authority and responsibilities of the Lead Independent Director are established by the Board, and include presiding at all meetings of the Board when the Chairman is not present; serving as a liaison between the independent directors and the Chairman of the Board; evaluating and approving the information, agenda and meeting schedules sent to the Board; calling and chairing meetings of the independent directors; recommending to the Nominating and Corporate Governance Committee the membership of the Board committees and selection of committee chairpersons; recommending the retention of advisors and consultants who report directly to the Board; assisting in ensuring compliance with and implementation of the Board’s corporate governance principles; and being available for consultation and communication with stockholders.

Audit Committee

The Audit Committee consists of Mr. Robert L. Edwards, as Chair, Mr. David K. Chao, Ms. Patti S. Hart and Mr. Roberson, each of whom was determined by the Board of Directors to be financially literate and “independent.” Mr. Roberson served as Chair of the Audit Committee until Mr. Edwards was appointed as Chair in March 2007. The Board of Directors has determined that Messrs. Edwards and Roberson are each an “audit committee financial expert.” The Audit Committee assists the Board with its oversight responsibilities regarding the integrity of our financial statements, our compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications and independence and the performance of our internal audit function and the independent registered public accounting firm. The Audit Committee is also directly responsible for the appointment, compensation, retention and oversight of the work of the independent registered public accounting firm, which reports directly to the Audit Committee. The Audit Committee meets alone with our financial and legal personnel, our internal auditor and with our independent registered public accounting firm, who have free access to the Audit Committee at any time. The director of our Internal Audit Department reports directly to the Chair of the Audit Committee, confers regularly with our Chief Financial Officer and serves a staff function for the Audit Committee. The Audit Committee held thirteen meetings during fiscal 2006. All members of the Audit Committee attended at least 75 percent of the meetings of the Audit Committee in fiscal 2006, except for Mr. Edwards, who was appointed to the Audit Committee on December 19, 2006. No Audit Committee meetings were held in fiscal 2006 after Mr. Edwards’ appointment to the Audit Committee.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee consists of Mr. Roberson, as Chair, Mr. Chao, Ms. Hart and Mr. John M. Stich, each of whom was determined by the Board of Directors to be “independent.” Mr. Chao served as Chair of the Nominating and Corporate Governance Committee until Mr. Roberson was appointed as Chair in March 2007. The Nominating and Corporate Governance Committee assists the Board in discharging its responsibilities regarding the identification of qualified candidates to become Board members, the selection of nominees for election as directors at the next Annual Meeting of Stockholders (or special meeting of stockholders at which directors are to be elected), the selection of candidates to fill any vacancies on the Board, the development and recommendation to the Board of a set of applicable corporate governance guidelines and principles and oversight of the evaluation of the board and management. In evaluating candidates to determine if they are qualified to become Board members, the Nominating and Corporate Governance Committee looks for the following attributes, which, among others, the Nominating and Corporate Governance Committee deems appropriate: personal and professional integrity, ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly held company; experience in our industry and with relevant social policy concerns; ability to make independent analytical inquiries; academic expertise in an area of our operations; and practical and mature business judgment. The Nominating and Corporate Governance Committee also evaluates board members’ and nominees’ service on the board of other public companies. For a detailed description of the process for nomination of director candidates by stockholders, please see page 7 above. The Nominating and Corporate Governance Committee will use the same standards to evaluate all director candidates, whether or not the candidates are proposed by stockholders. The Nominating and Corporate Governance Committee held eight meetings during fiscal 2006. All members of the Nominating and Corporate Governance Committee attended at least 75 percent of the meetings of the Nominating and Corporate Governance Committee in fiscal 2006, except for Mr. Stich, who was appointed to the Nominating and Corporate Governance Committee on December 15, 2006. No Nominating and Corporate Governance Committee meetings were held in 2006 after Mr. Stich’s appointment to the Nominating and Corporate Governance Committee.

Compensation Committee

The Compensation Committee consists of Ms. Hart, as Chair, and Messrs. Chao, Edwards and Stich, each of whom was determined by the Board to be “independent.” Mr. Roberson served as a member of the Compensation Committee until March 2007. The Compensation Committee has the authority to determine the form and amount of compensation to be paid or awarded to all our executive officers and to all other employees as delegated from time to time by the Board of Directors. The Compensation Committee’s responsibilities, among other things, include (i) overseeing the establishment of performance goals and objectives for the Chief Executive Officer, and evaluating the Chief Executive Officer’s performance in light of those goals and objectives; (ii) overseeing the establishment by the Chief Executive Officer of performance goals and objectives for other executive officers, and evaluating the officers’ performance in light of those goals and objectives; (iii) evaluating and approving compensation for the Chief Executive Officer, and reviewing and approving compensation recommendations for other executive officers; (iv) evaluating and approving all equity awards for executive officers; (v) reviewing and making recommendations to the Board with respect to the adoption and approval of, or amendments to, all umbrella cash-based plans and performance-based and equity-based compensation plans, and approval for submission to stockholders of all new stock option and equity compensation plans; (vi) providing oversight with respect to succession planning for the Chief Executive Officer and other executive officers; and (vii) reviewing and making recommendations to the Board with respect to all forms and amounts of compensation for members of the Board. In fulfilling its responsibilities, the Compensation Committee may delegate any or all of its responsibilities to a subcommittee of the Compensation Committee, except for the adoption and approval of cash- and equity-based compensation plans, matters that involve executive compensation or matters where it has determined such compensation is intended to comply with Section 162(m) of the Internal Revenue Code or is intended to be exempt from Section 16(b) under the Securities Exchange Act of 1934, as amended, pursuant to Rule 16b-3. The Compensation Committee held six meetings during fiscal 2006. All members of the Compensation Committee attended at least 75 percent of the meetings of the Compensation Committee in fiscal 2006, except for Messrs. Edwards and Stich, who were appointed to the Compensation Committee on December 19, 2006 and December 15, 2006, respectively. No Compensation Committee meetings were held in fiscal 2006 after Mr. Edwards’ and Mr. Stich’s appointment to the Compensation Committee.

The Committee has delegated authority to our Grant Committee, which consists of our Chief Executive Officer, Chief Financial Officer and Chief Operating Officer, to approve stock option and restricted stock unit awards to non-executive officers, subject to established guidelines. The purpose of this delegation is to provide greater flexibility to recognize new hires and promotions or achievements for employees below the level of executive officer. The Committee approves all equity awards to executive officers and all equity awards outside the pre-established guidelines. The Committee also reviews any awards made by the Grant Committee at regularly scheduled Committee meetings.

The agendas for meetings of the Compensation Committee are determined by the Chair with the assistance of members of our Human Resources and Legal Departments. Compensation Committee meetings are regularly attended by the aforementioned members of management in addition to the Chief Executive Officer and Chief Legal Officer. The Compensation Committee also meets in executive sessions without any members of management present. The Compensation Committee’s Chair reports the Committee’s decisions and recommendations on executive compensation to the Board of Directors.

Strategy Committee

In March 2007, the Board of Directors established the Strategy Committee, which consists of Mr. Stich, as Chair, Mr. Chao and Ms. Hart. The Strategy Committee has the authority to monitor and review material strategic transactions, including any mergers, acquisitions, consolidations, joint ventures or similar transactions, and to make recommendations to the Board regarding such transactions.

Bylaws and Committee Charters

You can access Spansion’s bylaws and the Charters of our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee at the Investor Relations Web page of our Web site at www.spansion.com or by writing to us at Corporate Secretary, Spansion Inc., 915 DeGuigne Drive, P.O. Box 3453, Sunnyvale, California 94088, or emailing us at Corporate.Secretary@spansion.com. We will provide you with this information free of charge. Please note that information contained on our Web site is not incorporated by reference in, or considered to be a part of, this document.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee during fiscal 2006 were Ms. Hart, as Chair, and Messrs. Chao, Edwards, Roberson and Stich. No member of the Compensation Committee was at any time during fiscal 2006 or at any other time an officer or employee of Spansion, and no member had any relationship with Spansion requiring disclosure under Item 404 of Regulation S-K.

None of our executive officers has served on the board of directors or compensation committee of any other entity that has or has had one or more executive officers who served as a member of the Board of Directors or the Compensation Committee during fiscal 2006.

DIRECTOR COMPENSATION

Spansion uses a combination of cash and equity-based incentive compensation to attract and retain qualified candidates to serve on the Board of Directors. Our non-employee independent director compensation is determined annually by the Board of Directors acting upon the recommendation of the Compensation Committee. In setting director compensation, our Board of Directors considers, among other things, the significant amount of time that directors spend in fulfilling their duties, the skill-level required by Spansion of members of the Board and competitive market data provided by Hewitt Associates, an independent compensation consultant. Directors who are also employees of Spansion, or who are otherwise determined to not be independent, receive no additional compensation for service as a director.

Cash Compensation

Our non-employee independent directors are paid a $60,000 annual retainer. The chair of our Audit Committee is paid an additional $15,000 annual retainer and the chairs of our Compensation Committee, Nominating and Corporate Governance Committee and Strategy Committee are each paid an additional $7,500 annual retainer. Our Lead Independent Director is paid an additional $30,000 annually. If in any calendar year a non-employee independent director is required to and does attend more than eight meetings of our Board of Directors, such director will be paid $2,000 for each board meeting attended in excess of eight. In addition, if in any calendar year a non-employee independent director is required to and does attend more than twelve meetings of a specific board committee on which he or she serves, such director shall receive $2,000 per such board committee meeting in excess of twelve. All annual cash compensation is paid in quarterly installments.

We may reimburse any of our directors and, in some circumstances, spouses who accompany directors, for travel, lodging and related expenses they incur in attending Board of Directors and committee meetings.

Equity-Based Incentive Compensation

Each non-employee independent director received an initial stock option award exercisable for 20,000 shares of Class A Common Stock and an initial restricted stock unit award of 20,000 units that convert upon vesting into 20,000 shares of Class A Common Stock. These awards were made at the time of our initial public offering of our Class A Common Stock in December 2005 or, if later, upon the director’s appointment to our Board of Directors. For each year of continued service, the non-employee independent directors will receive an annual stock option award exercisable for 10,000 shares of Spansion’s Class A Common Stock and an annual restricted stock unit award of 10,000 units that convert upon vesting into 10,000 shares of Class A Common Stock. All annual equity-based compensation is awarded to non-employee independent directors on the date of the annual stockholders meeting. At the annual stockholders meeting, each non-employee independent director who (i) joined our Board of Directors at or prior to the last annual stockholders meeting, or (ii) joined our Board of Directors after the last annual stockholders meeting but attended at least three meetings of the full Board of Directors, is entitled to receive an annual equity award at that annual stockholders meeting.

Director Summary Compensation Table

Name (1)	Fees Earned or Paid in Cash ($)	Stock Awards (5) ($)	Option Awards (5) ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
David K. Chao	67,500	55,892	31,949	—	—	—	155,341
Robert L. Edwards (2)	—	2,377	1,166	—	—	—	3,543
Patti S. Hart	67,500	55,892	31,949	—	—	—	155,341
David E. Roberson	75,000	55,892	31,949	—	—	—	162,841
John M. Stich (2)	—	3,187	1,563	—	—	—	4,750
Toshihiko Ono (3)(4)	—	—	—	—	—	—	—
Robert J. Rivet (3)	—	—	—	—	—	—	—
Hector de J. Ruiz (3)	—	—	—	—	—	—	—

(1)	Bertrand F. Cambou, Spansion’s President and Chief Executive Officer, is not included in this table as he is an employee of Spansion and thus receives no compensation for his services as director. The compensation received by Dr. Cambou as an employee of Spansion is shown in the Summary Compensation Table on page 27.
(2)	Robert L. Edwards and John M. Stich were elected to Spansion’s Board of Directors on December 19, 2006 and December 15, 2006, respectively, and consequently received no cash compensation in fiscal 2006.
(3)	Each of Toshihiko Ono and Hector de J. Ruiz is, and Robert J. Rivet was, a non-independent director and consequently received no compensation for his services as a director.
(4)	Mr. Ono resigned from the Board of Directors on March 16, 2007.
(5)	Messrs. Chao, Edwards, Stich and Roberson, and Ms. Hart each received an initial stock option award exercisable for 20,000 shares of our Class A Common Stock and an initial restricted stock unit award of 20,000 units that convert upon vesting into 20,000 shares of our Class A Common Stock. Messrs. Chao and Roberson and Ms. Hart received their initial stock option and restricted stock unit awards at the time of our initial public offering of our Class A Common Stock in December 2005. Each of their awards vested 25% on January 28, 2007 and the remainder in equal installments quarterly over the remaining 36 months. Messrs. Edwards and Stich received their initial stock option and restricted stock unit awards upon their respective appointments to our Board of Directors. Each of their stock option and restricted stock unit awards vest 25% on the date one year after the grant date and the remainder in equal installments quarterly over the remaining 36 months. All of these directors had no other option awards or stock awards outstanding at the end of fiscal 2006.

SECURITY OWNERSHIP

Security Ownership of Certain Beneficial Owners

The following table sets forth the beneficial owners of more than five percent of the outstanding shares of Spansion Class A, Class B and Class C Common Stock as of April 6, 2007. This information is based upon our records and other information available from outside sources. We are not aware of any other beneficial owner of more than five percent of any class of Spansion Common Stock. Except as otherwise indicated, to our knowledge, each person has sole investment and voting power with respect to the shares shown as beneficially owned.

Name and Address of Beneficial Owner	Title of Class	Number of Shares Owned	Percent of Class (1)
AMD Investments, Inc. (2) One AMD Place Sunnyvale, CA 94088	Class A Class B	26,544,603 1	19.7 100

Fujitsu Limited (3) Shiodome City 1-5-2 Higashi-Shimbashi, Minato-Ku, Tokyo 105-7123, Japan	Class A Class C	18,352,934 1	13.6 100

T. Rowe Price Associates, Inc. (4) 100 E. Pratt Street Baltimore, MD 21202	Class A	5,031,000	3.7

FMR Corp. (5) 82 Devonshire Street Boston, MA 02109	Class A	16,678,700	12.4

Donald Smith & Co., Inc. (6) 152 West 57th Street New York, NY 10019	Class A	12,954,600	9.6

(1)	Based on 134,674,603 shares of Class A Common Stock, one share of Class B Common Stock and one share of Class C Common Stock outstanding as of April 6, 2007. Calculated in accordance with the rules of the Securities Exchange Act of 1934, as amended.
(2)	Based on information set forth in a Schedule 13D/A filed with the Securities and Exchange Commission on November 28, 2006 and in Forms 4 filed with the Securities and Exchange Commission on February 22, 2007, February 26, 2007 and February 28, 2007. AMD Investments, Inc. is a wholly owned subsidiary of AMD (U.S.) Holdings, Inc., which is a wholly owned subsidiary of Advanced Micro Devices, Inc. AMD (U.S.) Holdings, Inc. and Advanced Micro Devices, Inc. are indirect beneficial owners of the reported securities.
(3)	Based on information set forth in a Schedule 13D/A filed with the Securities and Exchange Commission on January 10, 2007.
(4)	Based on information set forth in a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2007. According to the Schedule 13G, T. Rowe Price Associates, Inc has sole voting power with respect to 994,800 shares and sole dispositive power with respect to 5,031,000 shares.
(5)	Based on information set forth in a Schedule 13G/A filed with the Securities and Exchange Commission on February 14, 2007. According to the Schedule 13G/A, FMR Corp. has sole voting power with respect to 181,172 shares and sole dispositive power with respect to 16,678,700 shares.
(6)	Based on information set forth in a Schedule 13G filed with the Securities and Exchange Commission on February 13, 2007. According to the Schedule 13G, Donald Smith & Co., Inc. has sole voting power with respect to 9,590,800 shares and sole dispositive power with respect to 12,954,600 shares.

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth information known to us with respect to beneficial ownership of Spansion Class A Common Stock, as of April 6, 2007, by our current directors and the nominees for election as directors, by each of our executive officers listed in the Summary Compensation Table on page 27, and by all of our directors and executive officers as a group. This ownership information is based upon information provided by the individuals. Except as otherwise indicated, to our knowledge, each person has sole investment and voting power with respect to the shares shown as beneficially owned. The address of each beneficial owner is 915 DeGuigne Drive, Sunnyvale, CA 94088.

Name	Class A Common Stock (1)	Shares Acquirable Currently or Within 60 Days (2)	Percent of Class (3)
Bertrand F. Cambou	91,786	77,456	*
David K. Chao	5,000	7,500	*
Robert L. Edwards	—	—	—
Patti S. Hart	27,000	7,500	*
David E. Roberson	13,000	7,500	*
Hector de J. Ruiz	—	—	—
John M. Stich	2,000	—	—
Eric Branderiz	—	697	*
James E. Doran	20,746	42,634	*
Thomas T. Eby	16,595	41,920	*
Steven J. Geiser	—	—	—
Dario Sacomani	—	39,062	*
Sylvia Summers	13,276	27,286	*
All directors and executive officers as a group (16 persons)	218,110	297,002	*

*	Less than one percent.
(1)	Some of the individuals may share voting power with regard to the listed shares with their spouses.
(2)	Represents beneficial ownership of the following number of shares that may be acquired because stock options or restricted stock units are vested or will vest by June 5, 2007 (within 60 days of April 6, 2007) pursuant to Spansion equity plans.
(3)	Based on 134,674,603 shares of Spansion Class A Common Stock outstanding as of April 6, 2007. Calculated in accordance with the rules of the Securities Exchange Act of 1934, as amended.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers (as defined under Section 16) and any persons holding more than ten percent of a registered class of equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Their initial report must be filed using the Securities and Exchange Commission’s Form 3 and they must report subsequent stock purchases, sales, option exercises and other changes using the Securities and Exchange Commission’s Form 4, which must be filed within two business days of most transactions. In some cases, such as changes in ownership arising from gifts and inheritances, the Securities and Exchange Commission allows delayed reporting at year-end on the Securities and Exchange Commission’s Form 5. Officers, directors and persons who beneficially own more than ten percent of a registered class of our equity securities are required by Securities and Exchange Commission regulations to furnish us with copies of all reports they file pursuant to Section 16(a). We make the services of our legal department available to our officers and directors to assist them in meeting their filing obligations.

Based solely on our review of these reports and written representations from our directors and executive officers, we believe that during fiscal 2006, each of Spansion’s directors, executive officers and ten percent security-holders complied with all applicable Section 16(a) filing requirements.

EXECUTIVE OFFICERS

Bertrand F. Cambou, age 51, has served as our President and Chief Executive Officer since July 2003. From July 2003 until November 2005, he served as a member of Spansion LLC’s Board of Managers. Since November 2005, he has served as a member of our Board of Directors. Dr. Cambou also serves as an executive officer and director of some of our subsidiaries. Beginning in January 2002 until December 2005, he served as a vice president of AMD, first as group vice president of AMD’s Memory Group, and later as an executive vice president. Dr. Cambou was chief operating officer and co-president of Gemplus International S.A. from June 1999 until January 2002. Also during this time, he was a board member of Gemplus International S.A. and of Ingenico Ltd. Dr. Cambou’s career includes a 15-year tenure at Motorola Inc. where he held various management positions including senior vice president and general manager of the Networking and Computing System Group as well as chief technical officer of the Semiconductor Sector. Dr. Cambou received his engineering degree from Supelec, Paris, and his doctorate in electrical engineering from Paris XI University. He is the author of 15 U.S. patents.

James E. Doran, age 58, has served as our Executive Vice President and Chief Operating Officer since February 2006. He served as Executive Vice President of Group Operations from April 2004 until February 2006. From July 2003 through April 2004, Mr. Doran was Spansion LLC’s Group Vice President of Worldwide Technology Development and Manufacturing. Mr. Doran served as a member of Spansion LLC’s Board of Managers from July 2003 until November 2005, and served as a member of our Board of Directors from November 2005 until consummation of Spansion’s initial public offering in December 2005. As Executive Vice President and Chief Operating Officer, he is responsible for worldwide operations, business processes and infrastructure. From March 2001 until June 2003, Mr. Doran served as vice president of worldwide technology development and manufacturing for the Advanced Micro Devices Memory Group. Prior to that, Mr. Doran was vice president and general manager of Advanced Micro Devices Saxony GmbH in Dresden, Germany from September 1999 until March 2001. Prior to September 1999, Mr. Doran served as vice president, Fab 25 and earlier as vice president, Submicron Development Center (SDC) Operations. Mr. Doran joined Advanced Micro Devices in 1990 as director of the SDC. Before joining Advanced Micro Devices, Mr. Doran was vice president of operations for Paradigm Semiconductor and a fab manager at Intel Corporation. Mr. Doran holds a bachelor’s degree in physics from Northwestern University and a master’s degree in physics from the University of Wisconsin.

Thomas T. Eby, age 46, has served as our Executive Vice President and Chief Marketing and Sales Officer since October 2005. He is responsible for corporate strategic marketing and corporate communications, regional marketing, business development, systems engineering, sales, sales operations and field applications engineering. From January 2005 until October 2005, he served as our Executive Vice President and Chief Marketing Officer.

From July 2003 until December 2004, he was our Executive Vice President with responsibility for leading the integration of the former Advanced Micro Devices and Fujitsu assets that were contributed to Spansion LLC. Beginning in 1998, Mr. Eby served as a vice president of Advanced Micro Devices, including roles as group vice president of Advanced Micro Devices’ Communication Group, then as the group vice president of strategy & business development for AMD and later as senior vice president. In addition, Mr. Eby held a wide range of sales and marketing positions both in the United States and Europe. Mr. Eby holds a bachelor’s degree in electrical engineering and computer sciences from Princeton University.

Kazunori Imaoka, age 59, has served as our Executive Vice President and Chief Quality Officer since February 2007. From July 2006 until February 2007, he served as our Executive Vice President and President of Spansion Japan Limited. From June 2004 until July 2006, he was Executive Vice President of our group operations. Before Spansion, Mr. Imaoka spent ten years with Fujitsu AMD Semiconductor Limited (FASL), the first joint venture between Advanced Micro Devices and Fujitsu Limited. He served on the board of directors of FASL, and holds a bachelor’s degree in physics from Yamaguchi University, Japan, and a master’s degree in applied physics from Nagoya University, Japan.

Robert C. Melendres, age 42, has served as our Executive Vice President, Chief Legal Officer and Corporate Development since January 2007. From February 2006 until January 2007, he served as our Executive Vice President, Corporate Development, General Counsel and Corporate Secretary. He was appointed as Spansion’s Corporate Secretary in March 2005. He served as our Corporate Vice President, Corporate Development and General Counsel from January 2005 until February 2006. From July 2002 until January 2005, Mr. Melendres served at Advanced Micro Devices in various management positions responsible for business development, most recently as the corporate vice president, business development. Prior to joining Advanced Micro Devices, Mr. Melendres served in various senior management positions, including president and general counsel of WebGain, Inc. from July 2000 until July 2002. He also served as director of worldwide contracts and business practices for IBM Corp., and IBM legal counsel from June 1993 until July 2000. Mr. Melendres holds a bachelor’s degree in economics from the University of California at Los Angeles and a juris doctorate from Harvard Law School.

Dario Sacomani, age 50, has served as our Executive Vice President and Chief Financial Officer since February 2006. From June 2002 until December 2005, he was employed at Richardson Electronics, Ltd., where he served as chief financial officer, senior vice president and board director from June 2002 until July 2005. Prior to Richardson Electronics, Mr. Sacomani was senior vice president, chief financial officer and treasurer of ON Semiconductor, a spin-off of Motorola, Inc., from August 1999 until April 2002. Mr. Sacomani also spent 18 years at Motorola in several finance positions within Motorola’s Semiconductors Products Sector, including as vice president and group controller of the Semiconductor Components Group.

Sylvia Summers, age 54, serves as our Executive Vice President, Consumer Smart Card and Industrial Division. Ms. Summers was our Senior Vice President and General Manager of the Embedded Memory Division before she assumed her current role in September 2005. From July 2003 through March 2004 she was our Vice President and General Manager of the Embedded Media Memory Division. As Executive Vice President of the Embedded Memory Division, she oversees all marketing, platform engineering, infrastructure development and program management functions for this division. Prior to joining Spansion, from March 2003 through July 2003, Ms. Summers served as vice president and general manager of the embedded business unit for Advanced Micro Devices’ Memory Products business. Prior to joining Advanced Micro Devices, from August 2001 until May 2002, Ms. Summers served as president and chief executive officer of Silvan Networks. Ms. Summers served as group vice president and general manager for the Public Access Management Network Services Group at Cisco Systems from November 1999. Ms. Summers was vice president and general manager of the Multi-Platform Group at Storage Technology Corporation from May 1997 until June 1999. She has also held senior-level management positions in systems businesses at Group Bull, Thomson CSF-RCM Division, and Matra Datasystems. She currently serves as a member of the board of directors of Riverstone Networks Inc. She holds a bachelor’s degree in electrical engineering from Ecole Polytecnique Feminine in France, a master’s degree in electrical engineering from the University of California, Berkeley and a master’s degree in business administration from Thomson CSF in France.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Introduction

This Compensation Discussion and Analysis presents material information necessary to understand the objectives and policies of our compensation program for executives. Throughout this discussion, those individuals named in the Summary Compensation Table on page 27 are referred to as our “Named Executive Officers” and the Compensation Committee of the Board of Directors is referred to as the “Committee.”

Roles and Responsibilities

The role of the Committee, as described on page 12, is to oversee Spansion’s compensation strategies and programs for our executive officers, including the Named Executive Officers. The role of Spansion’s management is to review Spansion’s executive compensation programs, policies and governance and make recommendations regarding these matters. Management is responsible for, among other things:

•	Reviewing the effectiveness of the compensation programs, including competitiveness and alignment with Spansion’s objectives;

•	Recommending changes to compensation programs, as may be required, to ensure achievement of all program objectives; and

•	Recommending salaries, bonuses and other awards for executive officers other than the Chief Executive Officer.

The Committee engaged Hewitt Associates (“Hewitt”) as its independent compensation consultant to advise it on matters related to executive compensation and general compensation programs. Hewitt attends each of the Committee meetings and provides independent expertise in executive compensation issues, including more specifically:

•	Competitive market pay analysis for executives and directors;

•	Pay recommendations for the CEO and directors;

•	Advice on executive compensation strategy and program design, including pay philosophy, peer group selection, and incentive design; and

•	Impact of pertinent regulations on executive compensation and benefit programs.

Compensation Program Philosophy and Objectives

Spansion has a competitive “pay for performance” compensation philosophy designed to both attract and retain talented executive officers while supporting its business strategy. In line with that philosophy, a significant percentage of the total potential compensation for our executive officers is performance-based. We have no pre-established policy or target for allocating between either cash and non-cash or short-term and long-term incentive compensation. Rather, the Committee periodically reviews relevant data to determine the appropriate components and level of an executive officer’s compensation.

Our compensation program for our executive officers is designed to:

•	Recognize and reward executives for achieving both company and individual performance objectives in support of Spansion’s business strategy;

•

Provide competitive pay opportunities relative to comparable publicly traded semiconductor and industry-related companies with which we compete for talent (collectively, the “Compensation Peer Group”);

•	Align the interests of management and our stockholders; and

•	Maintain flexible pay programs that can be modified to respond to changes in competitive trends and Spansion’s business strategy and financial position.

Generally, we set compensation for our Named Executive Officers in the same manner used to set compensation for our other executive officers, as discussed below. Details regarding the specific compensation for each of our Named Executive Officers for fiscal 2006 are set forth in the Summary Compensation Table on page 27.

Setting Compensation

In making compensation decisions for executive officers, the Committee considers a number of factors, including individual contribution and performance, internal pay relationships, complexity and importance of role and responsibilities, leadership, growth potential and the competitive market for comparable executives. The competitive market is assessed based upon the components and compensation levels of similarly situated executives in the Compensation Peer Group, described below.

Competitive Market Data

Prior to our reorganization and initial public offering in December 2005, we were a majority-owned subsidiary of AMD. Therefore, the peer group we used for purposes of market comparison in setting executive compensation for fiscal 2006 included companies AMD used for similar purposes for that period of time. Those companies are:

• Agere Systems	• Hewlett Packard	• National Semiconductor
• Agilent Technologies	• IBM	• NVIDIA
• Analog Devices	• Intel	• ST Microelectronics
• Applied Materials	• KLA-Tencor	• Sun Microsystems
• Cisco Systems	• LSI Logic	• Texas Instruments
• Cypress Semiconductor	• Micron Technology	• Xilinx
• Dell Computers	• Microsoft
• Fairchild Semiconductor	• Motorola

In October 2006, based on the review and recommendations presented by Hewitt, and in consultation with Hewitt, the Committee reviewed and approved a revised Compensation Peer Group to be used for benchmarking and for setting executive compensation. To determine the appropriate Compensation Peer Group, the Committee considered companies within the semiconductor industry, that have similar revenue, number of employees, market capitalization, location and scope of international operations. The Committee will periodically review and update the peer group as appropriate. The Compensation Peer Group established for fiscal 2007 is as follows:

• Advanced Micro Devices	• Freescale Semiconductor	• National Semiconductor
• Agere Systems	• Juniper Networks	• Novellus Systems
• Altera	• KLA-Tencor	• NVIDIA
• Analog Devices	• Lam Research	• ON Semiconductor
• Applied Materials	• Linear Technology	• SanDisk
• Atmel	• LSI Logic	• Xilinx
• Broadcom	• Maxim Integrated Products
• Fairchild Semiconductor	• Micron Technology

Performance Evaluations

We conduct annual performance evaluations of all Spansion employees, including all executive officers. As part of the executive officer evaluation, we consider a number of performance criteria, including among other things, the executive officer’s ability to meet specific performance objectives; to set the strategy and direction of his or her organization, consistent with Spansion’s overall objectives; and to effectively lead his or her organization. The Chief Executive Officer evaluates the performance of each of the other executive officers and presents the evaluations to the Committee for review and approval. The Committee performs an independent evaluation of the Chief Executive Officer’s performance.

Compensation Review

Generally, total compensation targets for our executive officers are set between the 50th and 60th percentile of compensation paid to similarly situated executives in the Compensation Peer Group. We set these targets slightly higher than the median compensation of the Compensation Peer Group to better position Spansion to attract and retain the caliber of talented executive officers needed to lead our business. For executive officers who exceed their performance objectives, actual compensation paid is generally greater than the comparable market target; for executives who do not meet performance objectives, actual compensation paid is generally less than the comparable market target.

In preparation for decisions regarding compensation actions for each of the executive officers for the upcoming year, the Committee reviews tally sheets that reflect total current compensation, equity awards (vested and unvested) and benefits data, similar to the data shown in the Summary Compensation Table on page 27, as well as comparative market data from the Compensation Peer Group. The Committee also reviews the Chief Executive Officer’s performance reviews and compensation recommendations for each of the other executive officers and conducts the performance and compensation reviews for the Chief Executive Officer. The Committee approves final compensation packages for all of the executive officers, including the Chief Executive Officer.

2006 Executive Compensation Components

Spansion seeks to achieve the compensation program objectives stated above through four principal compensation components:

•	Base salary;

•	Short-term performance-based incentive compensation;

•	Long-term equity-based incentive compensation; and

•	Benefits and perquisites.

Spansion’s practices with respect to each of these four principal compensation components, as well as other components of compensation are set forth below.

Base Salary

Spansion provides base salaries to compensate executive officers for services performed during the fiscal year. Each executive officer’s salary is intended to reflect the individual’s job responsibilities and value to Spansion in terms of expertise and performance, taking into account competitive market data and internal pay relationships.

Short-Term Performance-Based Incentive Compensation

Our executive officers have an opportunity to earn annual cash bonuses under a short-term performance-based incentive compensation plan (the “STIP”) designed to compensate them for achieving both pre-determined annual corporate objectives, and individual objectives that correlate closely with those for the company. At the beginning of each fiscal year, the Committee approves the participants in the STIP, target cash bonus opportunities and annual objectives relevant to the STIP. Through the end of fiscal 2006, our STIP was named the “Corporate Bonus Plan;” effective January 1, 2007, the STIP was renamed the “Pay for Performance Plan.”

The target bonus opportunity for each executive officer is based on the individual’s position within Spansion and competitive data from the Compensation Peer Group, and is established as a percentage of base salary.

Bonus payouts are contingent upon Spansion’s performance as measured against the pre-determined annual corporate objectives approved by the Committee. A minimum of two-thirds of the bonus opportunity is based directly on Spansion’s achievement relative to these pre-determined annual objectives. If these objectives are met, the remainder of the bonus opportunity is based on the executive officer’s individual performance, recognizing his or her achievement against other critical objectives. If the annual corporate performance objectives are not met, no bonuses are paid, irrespective of individual performance. The Committee reviews and approves all bonus amounts for each executive officer.

For fiscal 2006, Spansion’s focus was to achieve breakeven on operating profit, excluding the effect of FAS 123R stock expense. The target bonus opportunities for our executive officers ranged from 60 percent to 125 percent of base salary, with actual awards determined as follows:

•	No bonus payment would be made if Spansion had an operating loss (excluding the effect of FAS 123R stock expense); and

•	Payment of between 50 percent and 200 percent of the target bonus would be made depending on the level of operating profit that Spansion achieved.

Spansion did not achieve its minimum operating profit objective for fiscal 2006; therefore, no performance bonuses were paid to executive officers for fiscal 2006. As part of Mr. Sacomani’s new hire compensation arrangement, he received a bonus of $187,500, of which $112,500 was paid in fiscal 2006.

Long-Term Equity-Based Incentive Compensation

A fundamental tenet of our compensation philosophy is that equity participation by our executive officers creates a vital long-term partnership between them and our stockholders. We believe that equity-based compensation promotes equity ownership among executives, drives performance toward the achievement of long-term stockholder value, provides balance to the awards provided under the STIP, and helps to promote the retention of participants through vesting contingencies. Our stockholder-approved 2005 Equity Incentive Plan (the “LTIP”) is designed to align compensation for executive officers over a multi-year period directly with the interests of stockholders.

The Committee administers the LTIP and approves target award levels based on data from the Compensation Peer Group and an employee’s position in Spansion. For our executive officers, generally, award levels are targeted at the 50th percentile of equity awards made to similarly situated individuals in the Compensation Peer Group. The Committee reviews award levels annually.

The LTIP provides for various awards in the form of stock options, stock appreciation rights, restricted stock units, stock bonuses, restricted stock, performance stock, stock units, phantom stock, dividend equivalents, or similar rights to purchase or acquire shares. To date, awards under the LTIP have been made in the form of stock options and restricted stock units.

The Committee has delegated authority to our Grant Committee, which consists of our Chief Executive Officer, Chief Financial Officer and Chief Operating Officer, to approve stock option and restricted stock unit awards to non-executive officers, subject to established guidelines. The purpose of this delegation is to provide greater flexibility to recognize new hires and promotions or achievements for employees below the level of executive officer. The Committee approves all equity awards to executive officers and all equity awards outside the pre-established guidelines. The Committee also reviews any awards made by the Grant Committee at regularly-scheduled Committee meetings.

Each equity award granted under the LTIP typically vests over four years from the grant date. Prior to the exercise of a vested stock option or the vesting of a restricted stock unit, the holder of the stock option or restricted stock unit has no rights as a stockholder with respect to the shares subject to such award. With limited exceptions, vesting ceases upon termination of employment.

The exercise price for a stock option awarded under the LTIP is equal to the Nasdaq’s closing price of Spansion’s Class A common stock on the date of the grant. Spansion has never awarded an option with an exercise price that is less than the closing price of its Common Stock on the grant date, nor has it ever awarded an option priced on a date other than the grant date.

Awards under the LTIP are evaluated, and recommendations are made, as part of Spansion’s annual performance review process. The Committee reviews and makes decisions on all annual equity award recommendations in the second quarter of the fiscal year. In addition, during the course of the year, the Grant Committee may review and decide upon recommended equity awards for non-executive officers, generally on the 21st of each month. The Committee determines equity awards for executive officers at its regularly scheduled meetings. Annual equity awards for fiscal 2006 were made in December 2005 in conjunction with our initial public offering. Therefore, with the exception of awards made to executive officers newly hired in fiscal 2006, there were no equity awards made to executive officers under the LTIP in fiscal 2006.

We believe that stock-based awards help focus employees on creating stockholder value and promoting the success of Spansion, and that the proposed Spansion Inc. 2007 Equity Incentive Plan (the “2007 Plan”) (see Item 3 on page 44) will be an important tool for attracting, retaining and motivating talented employees. The Board of Directors approved the 2007 Plan based, in part, on a belief that the number of shares currently available under the 2005 Plan does not adequately provide for future incentives and recommends approval of the 2007 Plan.

At the Annual Meeting, stockholders will be asked to approve the proposed Spansion Inc. 2007 Equity Incentive Plan, which was adopted, subject to stockholder approval, by the Board of Directors on March 16, 2007.

Benefits and Perquisites

Retirement Savings Plan. The Spansion Retirement Savings Plan (the “401(k) Plan”) is a tax-qualified 401(k) plan to which all U.S. employees may contribute on a before-tax basis up to the lesser of 100 percent of eligible pay or the contribution limit prescribed by the Internal Revenue Code. Spansion matches up to three percent of pay ($0.50 on each $1 of pay deferred under the 401(k) Plan). All contributions to the 401(k) Plan, including Spansion’s matching contributions, are fully vested upon contribution.

Executive Deferred Compensation Program. Our U.S. executive officers, as well as our other U.S. executives, are eligible to participate in the Spansion Executive Investment Account Plan (the “EIA Plan”). Participants in the EIA Plan may defer up to 50 percent of base salary and up to 100 percent of bonus payments under the STIP or sales incentive plan. Spansion matches up to three percent of pay ($0.50 on each $1 of pay deferred under the EIA Plan) on the executive’s base salary in excess of the applicable compensation limit set by the Internal Revenue Code. Currently, none of our executive officers participates in the EIA Plan. Steven J. Geiser, our former Chief Financial Officer, is the only executive officer who participated in the EIA Plan during fiscal 2006.

Life and Long-Term Disability Insurance. We provide our U.S. executive officers with life insurance such that the executive officer’s beneficiary will receive a death benefit of up to three times annual salary, to a maximum of $2 million. In addition, our executive officers are eligible to participate in our Executive Disability Plan, which pays up to $15,000 a month if an executive is unable to work due to a disability.

Other Health and Welfare Benefits and Perquisites. Spansion offers health and welfare benefits, in accordance with applicable local regulations and competitive practice, to employees in all of the countries in which we operate. During fiscal 2006, our executive officers were eligible to participate in those plans offered in their respective work locations. We also provide our executive officers with a monthly automobile allowance, company-paid financial counseling and annual medical examination benefits.

Tax and Accounting Implications

$1 Million Deduction Limit. Section 162(m) of the Internal Revenue Code generally limits a tax deduction to public corporations for certain executive compensation in excess of $1 million per fiscal year. Certain types of compensation are deductible only if performance criteria are approved by stockholders. The Committee will endeavor to structure compensation plans to achieve maximum deductibility under Section 162(m) with minimal sacrifices in flexibility and corporate objectives. While the Committee will consider deductibility under Section 162(m) with respect to future compensation arrangements with executive officers, deductibility will not be the sole factor used in ascertaining appropriate levels or modes of compensation. Since corporate objectives may not always be consistent with the requirements for full deductibility, certain compensation paid by Spansion in the future may not be fully deductible under Section 162(m).

Nonqualified Deferred Compensation. On October 22, 2004, the American Jobs Creation Act of 2004 (the “AJCA”) was signed into law, changing the tax rules applicable to nonqualified deferred compensation arrangements. While the final regulations are not yet effective, we believe we are operating in good faith compliance with the statutory provisions in effect January 1, 2005, as required by the AJCA. Spansion’s nonqualified deferred compensation arrangements are discussed above under the heading “Executive Deferred Compensation Program.”

Accounting for Equity-Based Compensation. Beginning on December 26, 2005, Spansion began accounting for equity-based awards in accordance with the requirements of FASB Statement 123(R) “Share-Based Payment.”

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

THE COMPENSATION COMMITTEE

Patti S. Hart, Chair
David K. Chao
Robert L. Edwards
John M. Stich

SUMMARY COMPENSATION TABLE

The table below summarizes the total compensation paid to or earned by each of the Named Executive Officers for the fiscal year ended December 31, 2006. Fiscal 2006 included the 53-week period commencing on December 26, 2005 and ending on December 31, 2006.

The Named Executive Officers were not entitled to receive payments which would be characterized as “Non-Equity Incentive Plan Compensation,” based on Spansion’s performance against its pre-determined objectives in fiscal 2006. In addition, no defined benefit pension plan was offered to the Named Executive Officers in fiscal 2006, and none of the Named Executive Officers elected to defer compensation under our EIA Plan in fiscal 2006.

Spansion did not enter into any employment agreements with any of the Named Executive Officers. All employees, including the Named Executive Officers, agree to their employment-related compensation and benefits by executing our employment offer letter, which, in the case of Named Executive Officers, are filed with the Securities and Exchange Commission.

Mr. Geiser, our former Corporate Vice President and Chief Financial Officer, resigned on February 3, 2006. The amount listed below in the All Other Compensation column includes the amount paid pursuant to severance arrangements between Spansion and Mr. Geiser. Upon Mr. Geiser’s resignation, Mr. Branderiz was appointed Interim Chief Financial Officer, Vice President, Finance and Corporate Controller for the period commencing on February 3, 2006 until Mr. Sacomani joined Spansion as Executive Vice President and Chief Financial Officer on February 28, 2006.

Name and Principal Position	Year	Salary ($)(1)		Bonus ($)		Stock Awards ($)(2)		Option Awards ($)(3)		Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(4)		Total ($)
Bertrand F. Cambou President and Chief Executive Officer	2006	692,787	(5)	—		573,961		359,421		—	—	40,524	(6)	1,666,693

Dario Sacomani Executive Vice President and Chief Financial Officer	2006	315,865	(7)	187,500	(8)	—		235,698		—	—	80,516	(9)	819,579

James E. Doran Executive Vice President and Chief Operating Officer	2006	427,345		—		286,990		199,679		—	—	38,387		952,401

Thomas T. Eby Executive Vice President and Chief Marketing and Sales Officer	2006	388,186		—		229,578		199,679		—	—	37,933		855,376

Sylvia Summers Executive Vice President, Consumer, Smart Card and Industrial Division	2006	390,405		—		183,675		127,794		—	—	32,003		733,877

Steven J. Geiser Former Corporate Vice President and Chief Financial Officer	2006	29,854		—		—	(10)	—	(11)	—	—	383,674	(12)	413,528

Eric Branderiz Vice President, Corporate Finance and Corporate Controller	2006	220,051		2,038	(13)	42,571		—		—	—	20,152		284,812

(1)	The amounts shown in the Salary column reflect 53 weeks of salary in fiscal 2006 for the Named Executive Officers who were employed by Spansion for the full fiscal year. All Named Executive Officers were employed for the full year except for Mr. Geiser, whose employment terminated on February 3, 2006, and Mr. Sacomani, whose employment commenced on February 28, 2006.
(2)	No stock awards were granted to Named Executive Officers in fiscal 2006. The amounts shown in the Stock Awards column reflect the recognized compensation expense for stock awards, excluding the impact of service-based forfeitures for financial statement reporting purposes for the fiscal year ended December 31, 2006. Black-Scholes-Merton assumptions used in the calculation of these amounts are disclosed in Note 4 of the notes to Spansion’s audited consolidated financial statements for the fiscal year ended December 31, 2006 included in Spansion’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 27, 2007.
(3)	The amounts shown in the Option Awards column reflect the recognized compensation cost for option awards, excluding the impact of service-based forfeitures for financial statement reporting purposes for the fiscal year ended December 31, 2006. Black-Scholes-Merton assumptions used in the calculation of this amount are disclosed in Note 4 of the notes to Spansion’s audited consolidated financial statements for the fiscal year ended December 31, 2006 included in Spansion’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 27, 2007.
(4)	The amounts shown in the All Other Compensation column reflect the following compensation for each Named Executive Officer, although only values exceeding ten percent of the total amount of perquisites and personal benefits are specified in these footnotes:

•

Matching contributions allocated by Spansion to each of the Named Executive Officers pursuant to the Retirement Savings Plan (more fully described on page 24 under the heading “Retirement Savings Plan”). The contribution for each of Messrs. Cambou, Sacomani, Doran and Eby was $6,600, for Ms. Summers was $5,632 and for Mr. Branderiz was $6,345;

•	The value attributable to life insurance benefits. The value for Messrs. Doran and Eby was $6,625 and $6,872, respectively;

•

A car allowance (based on the 53-week fiscal year) provided by Spansion to the Named Executive Officers, treated as taxable compensation. The car allowance for each of Messrs. Cambou, Doran and Eby and Ms. Summers was $24,462, and for Messrs. Sacomani and Branderiz was $21,231 and $13,292, respectively; and

•	The cost of financial planning services reimbursed by Spansion, treated as taxable compensation. Financial planning services were reimbursed to Dr. Cambou in the amount of $6,000.

(5)	Dr. Cambou’s salary for fiscal 2006 was effective as of December 16, 2005 but not implemented until January 2006. Therefore, the salary paid to Dr. Cambou in fiscal 2006 includes six days of retroactive pay that would otherwise have been paid to him in fiscal 2005.
(6)	In addition to the items noted in footnote (4) above, the amount in the All Other Compensation column reflects the cost of home security services provided for Dr. Cambou, the value of which was less than ten percent of the total amount of his perquisites and personal benefits.
(7)	Mr. Sacomani was hired as Spansion’s Executive Vice President and Chief Financial Officer on February 28, 2006.
(8)	The amount shown in the Bonus column reflects a bonus paid as part of Mr. Sacomani’s employment arrangement. The total bonus amount specified in Mr. Sacomani’s employment offer letter is $187,500, of which $112,500 was paid in fiscal 2006. The remaining amount of $75,000 is expected to be paid in April 2007.
(9)	In addition to the items noted in footnote (4) above, the amount shown in the All Other Compensation column reflects relocation and relocation-related personal travel expense paid by Spansion to Mr. Sacomani in the amount of $51,906.
(10)	Mr. Geiser received an award of 22,860 restricted stock units on December 15, 2005. The award was forfeited in connection with the termination of Mr. Geiser’s employment. Therefore, no compensation cost was recognized in fiscal 2006.

(11)	Mr. Geiser received a stock option award for 65,000 shares of Spansion’s Class A Common Stock on December 15, 2005. The award was forfeited in connection with the termination of Mr. Geiser’s employment. Therefore, no compensation cost was recognized in fiscal 2006.
(12)	In addition to the items noted in footnote (4) above, the amount in All Other Compensation column includes a one-time severance payment of $350,000 pursuant to Mr. Geiser’s severance agreement and an accrued vacation payout of $30,510.
(13)	Mr. Branderiz received a one-time bonus of $2,038 upon completion of a project.

The table below summarizes all grants of plan-based awards to all Named Executive Officers for the fiscal year ended December 31, 2006. During fiscal 2006, the only Named Executive Officer who received a plan-based award from Spansion was Dario Sacomani, who received stock options in connection with the commencement of his employment on February 28, 2006. He did not receive a restricted stock unit award. No plan-based awards were granted to any Named Executive Officers by AMD.

GRANTS OF PLAN-BASED AWARDS

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($ / Sh)	Grant Date Fair Value of Stock and Option Awards ($)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Dario Sacomani (1)	03/03/2006	—	—	—	—	—	—	—	125,000	14.74	1,029,913	(2)

(1)	Mr. Sacomani received a new hire stock option award exercisable for 125,000 shares of Spansion’s Class A Common Stock on March 3, 2006. The stock option vests over a four-year period according to the following schedule: One-fourth of the shares subject to the stock option vested on January 28, 2007, and the remaining shares subject to the stock option will vest in equal installments quarterly over the remaining 36 months, beginning April 28, 2007.
(2)	This amount reflects the grant date fair value of the stock option award computed in accordance with FAS 123(R) and does not correspond to the actual value that may be realized by Mr. Sacomani.

The table below summarizes the outstanding Spansion equity awards held by Named Executive Officers at the end of fiscal 2006. During fiscal 2006, no Spansion stock option awards vested for any Named Executive Officer. In addition, Spansion does not offer an equity incentive plan, as defined under Item 402(a)(6)(iii) of Regulation S-K.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards						Stock Awards
	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#) (1)		Market Value of Shares or Units of Stock That Have Not Vested ($) (2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Name	Exercisable	Unexercisable
Bertrand F. Cambou	—	225,000	(3)	—	12.00	12/15/2012	71,439	(4)	1,061,584	—	—
Dario Sacomani	—	125,000	(5)	—	14.74	03/03/2013	—		—	—	—
James E. Doran	—	125,000	(3)	—	12.00	12/15/2012	35,720	(4)	530,799	—	—
Thomas T. Eby	—	125,000	(3)	—	12.00	12/15/2012	28,576	(4)	424,639	—	—
Sylvia Summers	—	80,000	(3)	—	12.00	12/15/2012	22,860	(4)	339,700	—	—
Eric Branderiz	—	—		—	—	—	9,216	(6)	136,950	—	—

(1)	Each restricted stock unit represents a contingent right to receive one share of Spansion Class A Common Stock. There is no exercise price.
(2)	Based on closing price of $14.86 of Spansion Class A Common Stock on December 29, 2006.
(3)	Option granted on December 15, 2005 and vests over a four-year period according to the following schedule: It vests as to one-fourth of the shares subject to the stock option on January 28, 2007, and as to the remaining shares in equal quarterly installments over the remaining 36 months, beginning April 28, 2007.
(4)	The restricted stock units were granted on December 15, 2005 and vest over a four-year period according to the following schedule: It vests as to one-fourth of the shares subject to the restricted stock unit award on April 28, 2006, and as to the remaining shares in equal quarterly installments over the remaining 36 months, beginning July 28, 2006.
(5)	Option granted on March 3, 2006, and vests over a four-year period according to the following schedule: It vests as to one-fourth of the shares subject to the stock option on January 28, 2007, and as to the remaining shares in equal quarterly installments over the remaining 36 months, beginning April 28, 2007.
(6)	Represents two awards granted on December 15, 2005, both of which vest over a four year schedule: (i) a restricted stock unit award of 5,143 shares, one-fourth of which vest on April 28, 2006 and the remaining shares of which vest in equal quarterly installments over the remaining 36 months, beginning July 28, 2006; and (ii) a restricted stock unit award of 6,000 shares, one-fourth of which vest on January 28, 2007, and the remaining shares of which vest in equal quarterly installments over the remaining 36 months, beginning April 28, 2007.

The table below summarizes the outstanding AMD equity awards held by Named Executive Officers at the end of fiscal 2006. Some of our Named Executive Officers held, or continue to hold, stock options that were granted to them by AMD prior to our initial public offering in December 2005. As a result of Spansion’s secondary public offering in November 2006, AMD’s percentage ownership in Spansion declined to below 30 percent. Consequently, all remaining AMD stock options that were granted to our Named Executive Officers ceased vesting, and all unvested AMD stock options were canceled.

	Option Awards						Stock Awards
	Number of Securities Underlying Unexercised Options (#)		Number of Securities Underlying Unexercised Options (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Name	Exercisable		Unexercisable
Bertrand F. Cambou	37,500	(1)	—	—	15.20	11/21/2007	—	—	—	—
	37,500	(2)	—	—	14.64	11/21/2007	—	—	—	—
	33,333	(3)	—	—	14.22	11/21/2007	—	—	—	—
	37,500	(4)	—	—	15.50	11/21/2007	—	—	—	—
	37,500	(5)	—	—	16.66	11/21/2007	—	—	—	—
James E. Doran	19,672	(6)	—	—	14.86	04/23/2007	—	—	—	—
	71,492	(6)	—	—	14.86	11/21/2008	—	—	—	—
	37,500	(2)	—	—	14.64	11/21/2008	—	—	—	—
	10,000	(3)	—	—	14.22	11/21/2008	—	—	—	—
	10,000	(7)	—	—	11.33	11/21/2008	—	—	—	—
	15,000	(4)	—	—	15.50	11/21/2008	—	—	—	—
	15,000	(5)	—	—	16.66	11/21/2008	—	—	—	—
Thomas T. Eby	37,500	(2)	—	—	14.64	11/21/2007	—	—	—	—
	1,939	(3)	—	—	14.22	11/21/2007	—	—	—	—
	12,500	(4)	—	—	15.50	11/21/2007	—	—	—	—
	12,500	(5)	—	—	16.66	11/21/2007	—	—	—	—
Sylvia Summers	6,666	(3)	—	—	14.22	11/21/2007	—	—	—	—
	10,000	(4)	—	—	15.50	11/21/2007	—	—	—	—
	10,000	(5)	—	—	16.66	11/21/2007	—	—	—	—

(1)	Stock option was granted on October 31, 2003 and unvested amounts were canceled prior to the end of fiscal 2006.
(2)	Stock option was granted on February 2, 2004 and unvested amounts were canceled prior to the end of fiscal 2006.
(3)	Stock option was granted on April 30, 2004 and unvested amounts were canceled prior to the end of fiscal 2006.
(4)	Stock option was granted on October 25, 2004 and unvested amounts were canceled prior to the end of fiscal 2006.
(5)	Stock option was granted on February 3, 2005 and unvested amounts were canceled prior to the end of fiscal 2006.
(6)	Stock option was granted on January 30, 2004 and unvested amounts were canceled prior to the end of fiscal 2006.
(7)	Stock option was granted on July 28, 2004 and unvested amounts were canceled prior to the end of fiscal 2006.

The table below summarizes the Spansion stock options exercises and stock vested by Named Executive Officers during fiscal 2006. During fiscal 2006, no stock option awards vested.

OPTION EXERCISES AND STOCK VESTED

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Bertrand F. Cambou	—	—	42,861	691,065
Dario Sacomani	—	—	—	—
James E. Doran	—	—	21,431	345,538
Thomas T. Eby	—	—	17,144	276,420
Sylvia Summers	—	—	13,716	221,148
Steven J. Geiser	—	—	—	—
Eric Branderiz	—	—	1,927	31,071

The table below summarizes the AMD stock option exercises by Named Executive Officers during fiscal 2006. Some of our Named Executive Officers held, or continue to hold, stock options that were granted to them by AMD prior to our initial public offering in December 2005. As a result of Spansion’s secondary public offering in November 2006, AMD’s percentage ownership in Spansion declined to below 30 percent. Consequently, all remaining AMD stock options that were granted to our Named Executive Officers ceased vesting, and all unvested AMD stock options were canceled.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Bertrand F. Cambou	177,082	2,953,836	—	—
James E. Doran	128,250	3,954,737	—	—
Thomas T. Eby	200,000	5,368,019	—	—
Sylvia Summers	20,666	526,631	—	—
Steven J. Geiser	41,712	880,266	—	—
Eric Branderiz	934	22,355	—	—

PENSION BENEFITS

We provide a defined benefit plan for certain employees of our subsidiary in Japan. We do not provide a defined benefit plan for any of our other employees. Therefore, none of our Named Executive Officers are entitled to receive any benefits from a defined benefit plan.

NONQUALIFIED DEFERRED COMPENSATION

Certain Spansion executives participated in the AMD Executive Investment Account Plan and still have accounts under that plan. Under the Spansion Executive Investment Account Plan (the “EIA Plan”), certain executive officers, including the Named Executive Officers, may defer up to 50 percent of base salary and up to 100 percent of bonus payments under the STIP or sales incentive plan. Spansion matches up to 3 percent of pay ($0.50 on each $1 of pay deferred under the EIA Plan), on the executive’s base salary in excess of the applicable compensation limit set by the Internal Revenue Code.

Mr. Geiser, our former Corporate Vice President and Chief Financial Officer, is the only Named Executive Officer who participated in the EIA Plan during fiscal 2006.

Name	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year-End ($)
Steven J. Geiser	—	—	3,070	—	36,757	(1)

(1)	Mr. Geiser elected a three-year installment payout. The first installment is in fiscal 2007.

Mr. Geiser is the only executive officer who participated in the AMD EIA Plan during fiscal 2006.

Name	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year-End ($)
Steven J. Geiser	—	—	1,905	33,494	—

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

Following is a general discussion of the compensation available to our Named Executive Officers in the event an executive’s employment terminates. The actual payments can be determined only at the time of the executive’s separation from Spansion. For purposes of illustration, however, tables below reflect the compensation Spansion would have provided to the Named Executive Officers had their employments terminated effective December 31, 2006.

Termination for Any Reason

When employment terminates for any reason, each Named Executive Officer is entitled to receive compensation earned during the time the executive was employed. Such compensation includes:

•	Compensation earned during the fiscal year;

•	Vested equity awards issued under any Spansion equity plan pursuant to the applicable terms and conditions of each award;

•	Amounts deferred under the EIA Plan;

•	Benefits accrued under Spansion’s Retirement Savings Plan; and

•	Accrued unused vacation pay.

Retirement

If employment termination is due to retirement (which is achieved when an employee has reached 60 years of age and has provided 15 years of service to Spansion), in addition to compensation listed above under “Termination for Any Reason,” each Named Executive Officer receives all or a pro rata portion of the STIP bonus payment.

Termination Due to Death

In the event employment termination is due to death, in addition to compensation listed above under “Termination for Any Reason,” each Named Executive Officer receives all or a pro-rata portion of the STIP and life insurance benefits. In addition, if the employee has at least 15 years of service, any equity awards that would have vested in the calendar year are accelerated and will vest on the employee’s employment termination date.

Termination Due to Disability

In the event employment termination is due to a disability, in addition to compensation listed above under “Termination for Any Reason,” each Named Executive Officer receives benefits under the Spansion disability plans in which he or she participated at the time of the termination, and if the employee has at least 15 years of service, any equity awards that would have vested in the calendar year are accelerated to vest on the employee’s employment termination date.

Involuntary Termination in Connection with a Reduction in Force

In the event employment termination is involuntary due to a reduction in force, in addition to any compensation due under “Termination for Any Reason” and “Retirement” listed above, each Named Executive Officer receives, but only in return for executing a general release agreement: a lump sum payment based on length of service (“Severance Pay Period”), payment for four months of medical and dental COBRA continuation coverage, use of Spansion’s employee assistance program for a period of time, eight weeks base salary, and, at Spansion’s discretion, additional compensation to be determined by Spansion for any sabbatical the executive had earned but not taken prior to the termination date. Additionally, vesting for Spansion equity held by the executive that would regularly vest during the Severance Pay Period is accelerated to vest on the employee’s employment termination date.

Termination in Connection With a Change of Control

Spansion entered into a Change of Control Severance Agreement (“Agreement”) with each of the Named Executive Officers, except Messrs. Geiser and Branderiz. For each executive officer who entered into an Agreement with Spansion, if within 24 months following a change of control (as described below), that executive officer’s employment is terminated by Spansion or its successor other than for Cause (as defined in the Agreement) or by reason of death or disability, or if the executive terminates employment for Good Reason (as defined in the Agreement), in addition to the compensation listed above under the heading “Termination of Employment for Any Reason,” the following will occur:

•

The executive officer receives a lump sum payment consisting of a pro rata portion of the executive officer’s actual bonus payment, if any, under the STIP, plus two times (three times in the case of the Chief Executive Officer) the aggregate of (i) the executive’s then current base salary and (ii) the executive’s target bonus opportunity under the STIP;

•	Acceleration of all unvested equity granted to the executive officer under any Spansion equity incentive plan and held by the executive officer at the effective termination date;

•

Payment of premiums incurred by the executive officer for medical and dental COBRA continuation coverage as of the effective termination date, and ending the earlier of 18 months from that termination date or the date the executive officer begins receiving comparable medical and dental benefits through other employment; and

•

Upon a change of control, an executive may be subject to certain excise taxes pursuant to Section 4999 of the Internal Revenue Code, as amended. Should change of control payments exceed 15 percent of the qualified 280G limit under Section 4999, the executive will be reimbursed such that the after-tax benefit is the same as if no excise tax had been applied. Otherwise, calculated change-of-control payments in excess of the 280G limit will be reduced such that the executive officer will not be subject to any excise tax.

Agreements for each of the Named Executive Officers are substantially similar. The form of Agreement has been filed with the Securities and Exchange Commission. Generally, under the Agreement, a change of control is conclusively presumed to have occurred on:

•

The acquisition by any person, other than by us, of beneficial ownership of more than 33 percent of either our then-outstanding membership interests or shares of our common stock, or the combined voting power of our then-outstanding voting securities entitled to vote generally in the election of directors;

•

A change of the majority of our board of directors as of a determination date (the “incumbent board”), provided, however, that any individual becoming a new board director subsequent to the determination date whose election or nomination for election by our security holders was approved by a vote of at least two-thirds of the members comprising the incumbent board shall be considered as though such individual were a member of the incumbent board;

•

The consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction, a sale or other disposition of all or substantially all of our assets, or an acquisition of assets or stock of another entity, whereby the individuals and entities that were the beneficial owners of our then-outstanding common stock and other then-outstanding voting securities cease to own more than 50 percent of the then-outstanding equity interests and the combined voting power of our then-outstanding voting securities entitled to vote generally in the election of directors; or

•	The approval by our stockholders of a complete liquidation or dissolution other than in the context of a transaction that does not constitute a change of control as described above.

The following table shows the potential payments that would have been made to each of the Named Executive Officers if their respective employment with us had terminated as of December 31, 2006:

Bertrand F. Cambou

Executive Benefits and Payments Upon Termination as of December 31, 2006	Voluntary Termination	Normal Retirement (60 years and 15 years Service)		Involuntary Not for Cause Termination (Reduction in Force)		For Cause Termination	Involuntary or for Good Reason Following Change of Control Within 24 Months		Death		Disability
Compensation:
Base Salary	—	—		$155,769	(1)	—	$2,025,000	(2)	—		—
Short-term Incentive	—	—	(3)	—	(3)	—	$2,531,250	(4)	—	(3)	—
Long-term Incentive
Stock Options—Unvested and Accelerated	—	—		$160,875	(5)	—	$3,343,500	(5)	—		—
Restricted Stock Units—Unvested and Accelerated	—	—		$106,145	(5)	—	$1,061,584	(5)	—		—
Subtotal:	—	—		$422,789		—	$8,961,334		—		—
Benefits and Perquisites:
Post-Employment Health Insurance (COBRA)	—	—		$4,021		—	$18,095		—		—
Life Insurance Proceeds	—	—		—		—	—		$1,000,000		—
Survivor Income Benefit	—	—		—		—	—		$4,000		—
Accrued Vacation Pay	$77,885	$77,885		$77,885		$77,885	$77,885		$77,885		$77,885
280G Tax Gross-up	—	—		—		—	$2,499,585		—		—
Subtotal:	$77,885	$77,885		$81,906		$77,885	$2,595,565		$1,081,885		$77,885
Vested Benefits:
Stock Awards	—	—		$267,020	(5)	—	$4,405,084	(5)	—		—
Retirement Savings Plan	$588,421	$588,421		$588,421		$588,421	$588,421		$588,421		$588,421
Subtotal:	$588,421	$588,421		$855,441		$588,421	$4,993,505		$588,421		$588,421

TOTAL	$666,306	$666,306		$1,360,136		$666,306	$16,550,404		$1,670,306		$666,306

(1)	Dr. Cambou is eligible to receive 12 weeks of severance pay upon an involuntary, not for cause, termination.
(2)	Dr. Cambou is eligible to receive three times his annual base salary of $675,000 upon termination as described under “Change of Control” above.
(3)	Pro rata amount of bonuses earned. In fiscal 2006, no bonuses were earned.
(4)	Dr. Cambou is eligible to receive three times his annual target bonus of $843,750 upon termination in the event of a change of control as described under “Change of Control” above.
(5)	Stock value is calculated based on the in-the-money position using a fair market value of $14.86 on December 29, 2006, which was the last business day of fiscal 2006.

Dario Sacomani

Executive Benefits and Payments Upon Termination as of December 31, 2006	Voluntary Termination	Normal Retirement (60 years and 15 years Service)		Involuntary Not for Cause Termination (Reduction in Force)		For Cause Termination	Involuntary or for Good Reason Following Change of Control Within 24 Months		Death		Disability
Compensation:
Base Salary	—	—		$72,115	(1)	—	$750,000	(2)	—		—
Short-term Incentive	—	—	(3)	$0	(3)	—	$450,000	(4)	—	(3)	—
Long-term Incentive
Stock Options—Unvested and Accelerated	—	—		$3,750	(5)	—	$1,857,500	(5)	—		—
Subtotal:	—	—		$75,865		—	$3,057,500		—		—
Benefits and Perquisites:
Post-Employment Health Insurance (COBRA)	—	—		$4,021		—	$18,095		—		—
Life Insurance Proceeds	—	—		—		—	—		$1,000,000		—
Survivor Income Benefit	—	—		—		—	—		$4,000		—
Accrued Vacation Pay	$18,254	$18,254		$18,254		$18,254	$18,254		$18,254		$18,254
Subtotal:	$18,254	$18,254		$22,275		$18,254	$36,349		$1,022,254		$18,254
Vested Benefits:
Stock Awards	—	—		$3,750	(5)	—	$1,857,500	(5)	—		—
Retirement Savings Plan	$29,598	$29,598		$29,598		$29,598	$29,598		$29,598		$29,598
Subtotal:	$29,598	$29,598		$33,348		$29,598	$1,887,098		$29,598		$29,598

TOTAL	$47,852	$47,852		$131,488		$47,852	$4,980,947		$1,051,852		$47,852

(1)	Mr. Sacomani is eligible to receive 10 weeks of severance pay upon an involuntary, not for cause, termination.
(2)	Mr. Sacomani is eligible to receive two times his annual base salary of $375,000 upon termination as described under “Change of Control” above.
(3)	Pro rata amount of bonuses earned. In fiscal 2006, no bonuses were earned.
(4)	Mr. Sacomani is eligible to receive two times his annual target bonus of $225,000 upon termination in the event of a change of control as described under “Change of Control” above.
(5)	Stock value is calculated based on the fair market value $14.86 on December 29, 2006, which was the last business day of fiscal 2006.

James E. Doran

Executive Benefits and Payments Upon Termination as of December 31, 2006	Voluntary Termination	Normal Retirement (60 years and 15 years Service)		Involuntary Not for Cause Termination (Reduction in Force)		For Cause Termination	Involuntary or for Good Reason Following Change of Control Within 24 Months		Death		Disability
Compensation:
Base Salary	—	—		$224,760	(1)	—	$850,000	(2)	—		—
Short-term Incentive	—	—	(3)	—	(3)	—	$510,000	(4)	—	(3)	—
Long-term Incentive
Stock Options—Unvested and Accelerated	—	—		$111,717	(5)	—	$1,857,500	(5)	—		—
Restricted Stock Units—Unvested and Accelerated	—	—		$106,160	(5)	—	$530,799	(5)	—		—
Subtotal:	—	—		$442,637		—	$3,748,299		—		—
Benefits and Perquisites:
Post-Employment Health Insurance (COBRA)	—	—		$4,021		—	$18,095		—		—
Life Insurance Proceeds	—	—		—		—	—		$1,000,000		—
Survivor Income Benefit	—	—		—		—	—		$4,000		—
Accrued Vacation Pay	$65,385	$65,385		$65,385		$65,385	$65,385		$65,385		$65,385
Subtotal:	$65,385	$65,385		$69,406		$65,385	$83,480		$1,069,385		$65,385
Vested Benefits:
Stock Awards	—	—		$217,877	(5)	—	$2,388,299	(5)	—		—
Retirement Savings Plan	$710,412	$710,412		$710,412		$710,412	$710,412		$710,412		$710,412
Subtotal:	$710,412	$710,412		$928,289		$710,412	$3,098,711		$710,412		$710,412

TOTAL	$775,797	$775,797		$1,440,332		$775,797	$6,930,490		$1,779,797		$775,797

(1)	Mr. Doran is eligible to receive 27.5 weeks of severance pay upon an involuntary, not for cause, termination.
(2)	Mr. Doran is eligible to receive two times his annual base salary of $425,000 upon termination as described under “Change of Control” above.
(3)	Pro rata amount of bonuses earned. In fiscal 2006, no bonuses were earned.
(4)	Mr. Doran is eligible to receive two times his annual target bonus of $255,000 upon termination in the event of a change of control as described under “Change of Control” above.
(5)	Stock value is calculated based on the fair market value $14.86 on December 29, 2006, which was the last business day of fiscal 2006.

Thomas T. Eby

Executive Benefits and Payments Upon Termination as of December 31, 2006	Voluntary Termination	Normal Retirement (60 years and 15 years Service)		Involuntary Not for Cause Termination (Reduction in Force)		For Cause Termination	Involuntary or for Good Reason Following Change of Control Within 24 Months		Death		Disability
Compensation:
Base Salary	—	—		$324,779	(1)	—	$776,482	(2)	—		—
Short-term Incentive	—	—	(3)	—	(3)	—	$465,889	(4)	—	(3)	—
Long-term Incentive
Stock Options—Unvested and Accelerated	—	—		$156,405	(5)	—	$1,857,500	(5)	—		—
Restricted Stock Units—Unvested and Accelerated	—	—		$169,850	(5)	—	$424,639	(5)	—		—
Subtotal:	—	—		$651,034		—	$3,524,510		—		—
Benefits and Perquisites:
Post-Employment Health Insurance (COBRA)	—	—		$4,021		—	$18,095		—		—
Life Insurance Proceeds	—	—		—		—	—		$1,000,000		—
Survivor Income Benefit	—	—		—		—	—		$4,000		—
Accrued Vacation Pay	$59,729	$59,729		$59,729		$59,729	$59,729		$59,729		$59,729
Subtotal:	$59,729	$59,729		$63,750		$59,729	$77,824		$1,063,729		$59,729
Vested Benefits:
Stock Awards	—	—		$326,255	(5)	—	$2,282,139	(5)	—		—
Retirement Savings Plan	$773,785	$773,785		$773,785		$773,785	$773,785		$773,785		$773,785
Subtotal:	$773,785	$773,785		$1,100,040		$773,785	$3,055,924		$773,785		$773,785

TOTAL	$833,514	$833,514		$1,814,824		$833,514	$6,658,258		$1,837,514		$833,514

(1)	Mr. Eby is eligible to receive 43.5 weeks of severance pay upon involuntary not for cause termination as of December 31, 2006.
(2)	Mr. Eby is eligible to receive 2 times his annual base salary of $388,241 upon termination as described under “Change of Control” above.
(3)	Pro rata amount of bonuses earned. In fiscal 2006, no bonuses were earned.
(4)	Mr. Eby is eligible to receive two times his annual target bonus of $232,945 upon termination in the event of a change of control as described under “Change of Control” above.
(5)	Stock value is calculated based on the fair market value $14.86 on December 29, 2006, which was the last business day of fiscal 2006.

Sylvia Summers

Executive Benefits and Payments Upon Termination as of December 31, 2006	Voluntary Termination	Normal Retirement (60 years and 15 years Service)		Involuntary Not for Cause Termination (Reduction in Force)		For Cause Termination	Involuntary or for Good Reason Following Change of Control Within 24 Months		Death		Disability
Compensation:
Base Salary	—	—		$82,331	(1)	—	$778,399	(2)	—		—
Short-term Incentive	—	—	(3)	—	(3)	—	$467,039	(4)	—	(3)	—
Long-term Incentive
Stock Options—Unvested and Accelerated	—	—		$57,200	(5)	—	$1,188,800	(5)	—		—
Restricted Stock Units—Unvested and Accelerated	—	—		$33,970	(5)	—	$339,700	(5)	—		—
Subtotal:	—	—		$173,501		—	$2,773,938		—		—
Benefits and Perquisites:
Post-Employment Health Insurance (COBRA)	—	—		$4,021		—	$18,095		—		—
Life Insurance Proceeds	—	—		—		—	—		$1,000,000		—
Survivor Income Benefit	—	—		—		—	—		$4,000		—
Accrued Vacation Pay	$37,423	$37,423		$37,423		$37,423	$37,423		$37,423		$37,423
Subtotal:	$37,423	$37,423		$41,444		$37,423	$55,518		$1,041,423		$37,423
Vested Benefits:
Stock Awards	—	—		$91,170	(5)	—	$1,528,500	(5)	—		—
Retirement Savings Plan	$76,556	$76,556		$76,556		$76,556	$76,556		$76,556		$76,556
Subtotal:	$76,556	$76,556		$167,726		$76,556	$1,605,056		$76,556		$76,556

TOTAL	$113,979	$113,979		$382,671		$113,979	$4,434,512		$1,117,979		$113,979

(1)	Ms. Summers is eligible to receive 11 weeks of severance pay upon involuntary, not for cause, termination as of December 31, 2006.
(2)	Ms. Summers is eligible to receive two times her annual base salary of $389,199 upon termination as described under “Change of Control” above.
(3)	Pro rata amount of bonuses earned. In fiscal 2006, no bonuses were earned.
(4)	Ms. Summers is eligible to receive two times her annual target bonus of $233,519 upon termination in the event of a change of control as described under “Change of Control” above.
(5)	Stock value is calculated based on the fair market value $14.86 on December 29, 2006, which was the last business day of fiscal 2006.

Eric Branderiz

Executive Benefits and Payments Upon Termination as of December 31, 2006	Voluntary Termination	Normal Retirement (60 years and 15 years Service)		Involuntary Not for Cause Termination (Reduction in Force)		For Cause Termination	Involuntary or for Good Reason Following Change of Control Within 24 Months (1)	Death		Disability
Compensation:
Base Salary	—	—		$51,345	(2)	—	—	—		—
Short-term Incentive	—	—	(3)	—	(3)	—	—	—	(3)	—
Long-term Incentive
Restricted Stock Units—Unvested and Accelerated	—	—		$55,695	(4)	—	—	—		—
Subtotal:	—	—		$107,040		—	—	—		—
Benefits and Perquisites:
Post-Employment Health Insurance (COBRA)	—	—		$4,021		—	—	—		—
Life Insurance Proceeds	—	—		—		—	—	$1,000,000		—
Survivor Income Benefit	—	—		—		—	—	$4,000		—
Accrued Vacation Pay	$9,643	$9,643		$9,643		$9,643	—	$9,643		$9,643
Subtotal:	$9,643	$9,643		$13,664		$9,643	—	$1,013,643		$9,643
Vested Benefits:
Stock Awards	—	—		$55,695	(4)	—	—	—		—
Retirement Savings Plan	$74,117	$74,117		$74,117		$74,117	—	$74,117		$74,117
Subtotal:	$74,117	$74,117		$129,812		$74,117	—	$74,117		$74,117

TOTAL	$83,760	$83,760		$250,516		$83,760	—	$1,087,760		$83,760

(1)	Mr. Branderiz does not have a change of control agreement.
(2)	Mr. Branderiz is eligible to receive 12 weeks of severance pay upon involuntary, not for cause, termination as of December 31, 2006.
(3)	Pro rata amount of bonuses earned. In fiscal 2006, no bonuses were earned.
(4)	Stock value is calculated based on the fair market value $14.86 on December 29, 2006, which was the last business day of fiscal 2006.

ITEM 2—RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Unless you indicate otherwise, your proxy will vote FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the current year. Ernst & Young LLP served as our independent registered public accounting firm for fiscal 2006 and 2005.

During fiscal 2006, our Audit Committee met with Ernst & Young LLP in an executive session after each Audit Committee meeting. In these executive sessions, the Audit Committee reviewed audit and non-audit services performed by Ernst & Young LLP and the fees charged for such services. Among other things, our Audit Committee examined the effect that the performance of non-audit services may have upon the independence of the auditors. All audit, audit-related and tax services provided by Ernst & Young LLP for fiscal 2006 were approved by our Audit Committee.

During fiscal 2005, Advanced Micro Devices’ Audit Committee met with Ernst & Young LLP several times a year to review audit and non-audit services performed by Ernst & Young LLP and the fees charged for such services. Among other things, Advanced Micro Devices’ Audit Committee examined the effect that the performance of non-audit services may have upon the independence of the auditors. All audit, audit-related and tax services provided by Ernst & Young LLP for fiscal 2005 were approved by Advanced Micro Devices’ Audit Committee. In addition, our Audit Committee approved the audit for fiscal 2005.

A representative of Ernst & Young LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she so desires. He or she will also be available to respond to appropriate questions from stockholders.

Audit Committee Pre-Approval Policy

The Audit Committee has established a pre-approval policy for audit, audit-related and tax services that can be performed by the independent auditors without specific authorization from the Audit Committee, subject to certain restrictions. The pre-approval policy identifies the specific services pre-approved by the Audit Committee and the applicable limitations, while ensuring the independence of the independent auditors to audit Spansion’s financial statements is not impaired. Under the pre-approval policy, the Audit Committee pre-approves all audit and non-audit services not prohibited by law to be provided by the independent registered public accounting firm. Such pre-approval authority for non-audit services may be delegated by the Audit Committee to one or more of its members. Any pre-approval decisions must be consistent with the guidelines and fee levels or budgeted amounts established annually by the Audit Committee, provided that the member or members to whom such authority is delegated shall report any pre-approval decisions to the full Audit Committee at its next regular meeting. Any proposed services exceeding the fee levels or budgeted amounts established by the Audit Committee must be specifically approved by the Audit Committee.

Service Fees Paid to the Independent Registered Public Accounting Firm

Audit Fees. Audit fees of Ernst & Young LLP during fiscal 2006 and fiscal 2005 were associated with the annual audit of our consolidated financial statements, statutory audits required internationally, and fees related to other regulatory filings, including our registration statements in connection with our initial public offerings and secondary public offering in fiscal 2005 and fiscal 2006, respectively. Audit fees for fiscal 2006 included fees related to Ernst & Young LLP’s audit of the effectiveness of Spansion’s internal controls pursuant to Section 404 of the Sarbanes-Oxley Act. Audit fees for fiscal 2006 were $3.1 million. Audit fees for fiscal 2005 were $4.7 million.

Audit-Related Fees. There were no fees for audit-related services rendered by Ernst & Young LLP in fiscal 2006 or fiscal 2005.

Tax Fees. There were no tax fees paid to Ernst & Young LLP for fiscal 2006. Tax fees paid to Ernst & Young LLP for fiscal 2005 were $50,000. Tax fees during fiscal 2005 included tax compliance, tax advice and tax planning.

All Other Fees. There were no other fees paid to Ernst & Young LLP for fiscal 2006 or fiscal 2005.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE

“FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP

AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FOR THE CURRENT FISCAL YEAR. UNLESS YOU INDICATE OTHERWISE,

YOUR PROXY WILL VOTE “FOR” RATIFICATION.

ITEM 3—APPROVAL OF THE SPANSION INC. 2007 EQUITY INCENTIVE PLAN

Overview

At the annual meeting, stockholders will be asked to approve the proposed Spansion Inc. 2007 Equity Incentive Plan (the “2007 Plan”), which was adopted, subject to stockholder approval, by the Board of Directors on March 16, 2007.

We believe that equity-based awards help focus employees on creating stockholder value and promoting the success of Spansion, and that the proposed 2007 Plan will be an important tool for attracting, retaining and motivating talented employees.

Spansion currently maintains the Spansion Inc. 2005 Equity Incentive Plan (the “2005 Plan”). Under the 2005 Plan as of April 6, 2007, a total of 4,678,666 shares of Spansion’s Class A common stock were subject to outstanding awards granted, of which 2,191,156 shares were subject to outstanding stock option awards granted and 2,487,510 shares were subject to outstanding restricted stock unit awards, and a total of 3,540,067 shares of Class A common stock were available for new award grants.

The Board of Directors approved the 2007 Plan based, in part, on a belief that the number of shares currently available under the 2005 Plan does not adequately provide for future incentives. If stockholders approve the 2007 Plan, no new awards will be granted under the 2005 Plan after the annual meeting, and the number of shares of Spansion’s Class A common stock that remain available for awards under the 2005 Plan immediately prior to the annual meeting will become available for awards under the 2007 Plan. Also, an additional 6,675,000 shares of Spansion’s Class A common stock will be made available for awards under the 2007 Plan. In addition, if stockholders approve the 2007 Plan, any shares of common stock subject to stock option grants, restricted stock unit awards, and restricted stock unit awards under the 2005 Plan that expire, are canceled or forfeited, or otherwise terminate or are reacquired by Spansion after the annual meeting without having become vested will also be available for award grant purposes under the 2007 Plan.

If stockholders do not approve the 2007 Plan, Spansion will continue to have the authority to grant awards under the 2005 Plan. If stockholders approve the 2007 Plan, the termination of our grant authority under the 2005 Plan will not affect awards then outstanding under that plan.

Summary Description of the Proposed Spansion Inc. 2007 Equity Incentive Plan

The key terms of the 2007 Plan are summarized below, and this summary is qualified in its entirety by the full text of the 2007 Plan, which appears as Appendix A to this Proxy Statement.

Purpose

The purpose of the Spansion Inc. 2007 Equity Incentive Plan is to promote the success of Spansion, to increase stockholder value by providing an additional means through the grant of awards to attract, motivate, retain and reward selected employees and other eligible persons, and through the grant of equity-based awards to help further align the interests of stockholders and those selected to participate in this Plan.

Administration

Our Board of Directors has delegated general administrative authority for the 2007 Plan to the Compensation Committee of the Board of Directors (the “Committee”). The Committee may delegate some or all of its authority to another committee of directors, and certain limited authority to grant awards to employees may be delegated to one or more officers of Spansion. (The appropriate acting body, whether the Board of Directors, the Committee, or an officer within his or her delegated authority, is referred to in this proposal as the “Administrator”).

The Administrator has broad authority under the 2007 Plan with respect to awards including, without limitation, the authority to:

•	Select award recipients and determine the type(s) of award(s) that they are to receive;

•	Determine the number of shares subject to awards and the terms and conditions of awards, including the price (if any) to be paid for the shares or the award;

•	Determine the date of grant of an award, which may be after but not before the Administrator’s action, and fair market value of an award;

•	Construe and interpret the plan and its terms and conditions;

•	Cancel, modify, or waive Spansion’s rights with respect to, or modify, discontinue, suspend, or terminate, any or all outstanding awards, subject to any required consents;

•	Accelerate or extend the vesting or exercisability or extend the term of any or all outstanding awards;

•	Subject to the other provisions of the plan, make certain adjustments to an outstanding award and to authorize the conversion, succession or substitution of an award; and

•

To allow the purchase price of an award or shares delivered under the 2007 Plan to be paid in the form of cash, check, or electronic funds transfer, by the delivery of already-owned shares of Spansion’s common stock or by a reduction of the number of shares deliverable pursuant to the award, by services rendered by the recipient of the award, by notice and third party payment or cashless exercise on such terms as the Administrator may authorize, or any other form permitted by law.

No Repricing

In no case (except due to an adjustment based on a stock split or similar event) will any adjustment be made to a stock option or stock appreciation right award under the 2007 Plan (by amendment, substitution, cancellation and regrant, exchange or other means) that would constitute a repricing of the per share exercise or base price of the award unless approved by Spansion’s stockholders.

Eligibility

Persons eligible to receive awards under the 2007 Plan include officers, employees and directors of Spansion or any of its subsidiaries, and certain consultants and advisors to Spansion or its subsidiaries. Currently, approximately 2,100 officers and employees of Spansion and its subsidiaries (including all of our named executive officers), and each of our six non-employee directors, are considered eligible under the 2007 Plan.

Authorized Shares; Limits on Awards

The maximum number of shares of Spansion’s Class A common stock that may be issued or transferred pursuant to awards under the 2007 Plan equals the sum of: (1) 6,675,000 shares, plus (2) the number of shares available for additional award grant purposes under the 2005 Plan as of the date of the annual meeting and determined immediately prior to the termination of the authority to grant new awards under that plan as of the date of the annual meeting, plus (3) the number of any shares subject to stock options granted under the 2005 Plan and outstanding as of the date of the annual meeting which expire, or for any reason are canceled or terminated, after the date of the annual meeting without being exercised, plus (4) the number of any shares subject to restricted stock or restricted stock unit awards granted under the 2005 Plan that are outstanding and unvested as of the date of the annual meeting which are forfeited, terminated, or otherwise canceled or reacquired by Spansion after the annual meeting without having become vested.

As of April 6, 2007, approximately 3,540,067 shares of Spansion’s Class A common stock were available for additional awards under the 2005 Plan, and approximately 4,678,666 shares were subject to awards then outstanding under the 2005 Plan, of which 2,191,156 shares were in the form of outstanding options. The weighted- average exercise price of these outstanding options was $12.63 per share, and the weighted-average remaining term was 5.64 years. As noted above, no additional awards will be granted under the 2005 Plan if stockholders approve the 2007 Plan.

The 2007 Plan contains further limitations as follows:

•	The maximum number of shares that may be delivered pursuant to options qualified as incentive stock options granted under this plan is 6,675,000 shares.

•	The maximum number of shares subject to those options and stock appreciation rights that are granted during any calendar year to any individual under this plan is 1,500,000 shares.

•

“Performance-Based Awards” under Section 5.2 of the 2007 Plan granted to a participant in any one calendar year will not provide for payment of more than (1) in the case of awards payable only in cash and not related to shares, $10,000,000, and (2) in the case of awards related to shares (and in addition to options and stock appreciation rights which are subject to the limit referred to above), 1,000,000 shares.

If an award is settled in cash or a form other than shares of Spansion’s Class A common stock, the shares that would have been delivered had there been no such cash or other settlement shall not be counted against the shares available for issuance under the 2007 Plan. If shares of Class A common stock are delivered in respect of a dividend equivalent right, only the actual number of shares delivered will be counted against the share limits of the 2007 Plan. Shares that are subject to or underlie awards that expire or for any reason are canceled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under the 2007 Plan shall again be available for awards under the 2007 Plan. To the extent that shares of Class A common stock are delivered pursuant to the exercise of a stock appreciation right or stock option granted under the 2007 Plan, the number of underlying shares as to which the exercise related shall be counted against the applicable share limits, as opposed to only counting the shares actually issued. Shares that are exchanged by a participant or withheld by Spansion as full or partial payment in connection with any award under the 2007 Plan, as well as any shares exchanged by a participant or withheld by Spansion or one of its subsidiaries to satisfy the tax withholding obligations related to any award under the 2007 Plan, shall not be available for awards under the 2007 Plan. These adjustments to the share limits of the 2007 Plan are subject to applicable limitations under Section 162(m) of the Internal Revenue Code with respect to awards intended as performance-based compensation under this plan.

Types of Awards

The 2007 Plan authorizes stock options, stock appreciation rights, restricted stock, restricted stock units, stock bonuses and other forms of awards granted or denominated in Spansion’s Class A common stock or units of Spansion’s Class A common stock, as well as cash bonus awards pursuant to Section 5.2 of the 2007 Plan. The 2007 Plan retains flexibility to offer competitive incentives and to tailor benefits to specific needs and circumstances. Any award may be paid or settled in cash.

A stock option is the right to purchase shares of Spansion’s common stock during a specified period at a specified price per share (the “exercise price”). The per share exercise price of an option generally may not be less than the fair market value of a share of Spansion’s Class A common stock on the date of grant, and such fair market value is equal to the Nasdaq’s closing price of Spansion’s Class A Common Stock on that date. The maximum term of an option is ten years from the date of grant. An option may either be an incentive stock option or a nonqualified stock option. Incentive stock options are taxed differently from nonqualified stock options, as described under “Federal Income Tax Consequences of Awards Under the 2007 Plan,” below. Incentive stock options are also subject to more restrictive terms and are limited in amount by the Internal Revenue Code and the 2007 Plan. Incentive stock options may be granted only to employees of Spansion or one of its subsidiaries.

A stock appreciation right or “SAR” is the right to receive payment of an amount equal to the excess of the fair market value of a specific number of shares of Spansion’s Class A common stock on the date of exercise of the SAR over the base price of the SAR. The base price will be established by the Administrator at the time of grant of the SAR and generally cannot be less than the fair market value of a share of Spansion’s Class A common stock on the date of grant. SARs may be granted in connection with other awards or independently. The maximum term of a SAR is ten years from the date of grant.

The other types of awards that may be granted under the 2007 Plan include, without limitation, stock bonuses, restricted stock, performance stock, phantom stock, stock units, dividend equivalents, or similar rights to purchase or acquire shares, and cash awards granted consistent with Section 5.2 of the 2007 Plan as described below.

Performance-Based Awards

The Administrator may grant awards that are intended to be performance-based awards within the meaning of Section 162(m) of the Internal Revenue Code (“Performance-Based Awards”). Performance-Based Awards are in addition to any of the other types of awards that may be granted under the 2007 Plan (including options and stock appreciation rights which may also qualify as performance-based awards for Section 162(m) purposes). Performance-Based Awards may be in the form of any of the types of awards listed in the section “Types of Awards,” above.

The vesting or payment of Performance-Based Awards (other than options or stock appreciation rights) will depend on the absolute or relative performance of Spansion on a consolidated, subsidiary, segment, division, or business unit basis. The Administrator will establish the criteria and target(s) on which performance will be measured. The Administrator must establish criteria and targets in advance of applicable deadlines under the Internal Revenue Code and while it is substantially uncertain whether performance targets will be reached. The criteria that the Administrator may use for this purpose will include one or more of the following: earnings per share, cash flow (which means cash and cash equivalents derived from either net cash flow from operations or net cash flow from operations, financing and investing activities), total stockholder return, gross revenue, gross margin, revenue growth, operating income (before or after taxes), operating margin, net earnings (before or after interest, taxes, depreciation and/or amortization) return on equity or on assets or on net investment or on invested capital, cost containment or cost reduction, Class A common stock price appreciation, new product release or technology development milestones. Performance targets will be adjusted to take into account any unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the targets were set unless the Administrator provides otherwise at the time of establishing the targets. The performance measurement period may range from six months to five years.

Performance-Based Awards may be paid in stock or in cash (in either case, subject to the limits described under the heading “Authorized Shares; Limits on Awards,” above), or any combination of the two. Before any Performance-Based Award (other than an option or stock appreciation right) is paid, the Administrator must certify that the performance target(s) have been satisfied. The Administrator has discretion to implement restrictions or other limitations of Performance-Based Awards, including discretion to reduce awards or pay no awards.

Deferrals

The Administrator may provide for the deferred payment of awards, and may determine the terms applicable to deferrals. The Administrator may provide that deferred settlements include the payment or crediting of interest or other earnings on the deferred amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in shares.

Acceleration of Awards; Possible Early Termination of Awards

Awards under the 2007 Plan are subject to special provisions upon the occurrence of certain transactions specified in the plan. Generally, if Spansion is dissolved or does not survive a transaction, outstanding stock options, SARs or other equity awards under the 2007 Plan become fully vested and exercisable, and, in certain cases, paid to the participant. In addition, where there is a “change in control” (as defined in the 2007 Plan)

transaction, the Administrator may, in its discretion, provide that outstanding stock options, SARs or other equity awards under the 2007 Plan become fully vested and exercisable, and, in certain cases, paid to the participant.

Transfer Restrictions

Subject to certain exceptions contained in Section 5.7 of the 2007 Plan, awards under the 2007 Plan generally are not transferable by the recipient other than by will or the laws of descent and distribution and are generally exercisable, during the recipient’s lifetime, only by the recipient. Any amounts payable or shares issuable under an award generally will be paid only to the recipient or the recipient’s beneficiary or representative. The Administrator has discretion, however, to establish written conditions and procedures for the transfer of awards to other persons or entities, provided that such transfers comply with applicable federal and state securities laws and, with limited exceptions set forth in the 2007 Plan, are not made for value.

Adjustments

As is customary in incentive plans of this nature, each share limit and the number and kind of shares available under the 2007 Plan and any outstanding awards, as well as the exercise or purchase prices of awards, and performance targets under certain types of performance-based awards, are subject to adjustment in the event of certain reorganizations, mergers, combinations, recapitalizations, stock splits, stock dividends, or other similar events that change the number or kind of shares outstanding, and extraordinary dividends or distributions of property to the stockholders.

No Limit on Other Authority

Except as expressly provided with respect to the termination of the authority to grant new awards under the 2005 Plan if stockholders approve the 2007 Plan, the 2007 Plan does not limit the authority of the Board of Directors or any committee to grant awards or authorize any other compensation, with or without reference to Spansion’s Class A common stock, under any other plan or authority.

Termination of or Changes to the 2007 Plan

The Board of Directors may amend, modify, suspend or terminate the 2007 Plan at any time and in any manner. Stockholder approval for an amendment will be required only to the extent then required by applicable law or any applicable listing agency or required under Sections 162, 422 or 424 of the Internal Revenue Code to preserve the intended tax consequences of the plan. For example, stockholder approval will be required for any amendment that proposes to increase the maximum number of shares that may be delivered with respect to awards granted under the 2007 Plan. (Adjustments as a result of stock splits or similar events will not, however, be considered an amendment requiring stockholder approval.) Unless terminated earlier by the Board of Directors, the 2007 Plan will terminate at the close of business on the day before the tenth anniversary of the effective date of the plan. Outstanding awards, as well as the Administrator’s authority with respect to such awards, generally will continue following the expiration or termination of the plan. Generally speaking, outstanding awards may be amended by the Administrator (except for a repricing), but the consent of the award holder is required if the amendment (or any plan amendment) materially and adversely affects the holder.

Federal Income Tax Consequences of Awards under the 2007 Plan

This section is a summary, only, of the general U.S. federal income tax principles applicable to the 2007 Plan. This summary is not intended to be exhaustive and, among other considerations, does not describe state, local, or international tax consequences.

With respect to nonqualified stock options, Spansion is generally entitled to deduct and the participant recognizes taxable income in an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. With respect to incentive stock options, Spansion is generally not entitled to a deduction nor does the participant recognize income at the time of exercise, although the participant may be subject to the U.S. federal alternative minimum tax.

The current federal income tax consequences of other awards authorized under the 2007 Plan generally follow certain basic patterns: nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid (if any) only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); bonuses, stock appreciation rights, cash and equity-based performance awards, dividend equivalents, stock units, and other types of awards are generally subject to tax at the time of payment; and compensation otherwise effectively deferred is taxed when paid. In each of the foregoing cases, Spansion will generally have a corresponding deduction at the time the participant recognizes income.

If an award is accelerated under the 2007 Plan in connection with a “change in control” (as this term is used under the Internal Revenue Code), Spansion may not be permitted to deduct the portion of the compensation attributable to the acceleration (“parachute payments”) if it exceeds certain threshold limits under the Internal Revenue Code (and certain related excise taxes may be triggered). Furthermore, the aggregate compensation in excess of $1,000,000 attributable to awards that are not “performance-based” within the meaning of Section 162(m) of the Internal Revenue Code may not be permitted to be deducted by Spansion in certain circumstances.

Specific Benefits under the 2007 Equity Incentive Plan

Spansion has not approved any awards that are conditioned upon stockholder approval of the 2007 Plan. We are not currently considering any other specific award grants under the 2007 Plan, although we expect a program of equity-based awards for our non-employee directors, as described above under “Director Compensation” will continue under the 2007 Plan. If the 2007 Plan had been in existence in fiscal 2006, we expect that award grants for fiscal 2006 would not have been substantially different from those actually made in that year under the 2005 Plan. For information regarding equity-based awards granted to Spansion’s Named Executive Officers during fiscal 2006, see the Summary Compensation Table on page 27.

The closing market price for a share of Spansion’s Class A common stock as of April 6, 2007 was $12.69 per share.

Equity Compensation Plan Information

Spansion currently maintains one equity compensation plan, the 2005 Plan. Stockholders are being asked to approve a new equity compensation plan, the 2007 Plan, as described above. The following table sets forth for the 2005 Plan the number of shares of Class A common stock subject to outstanding awards, the weighted-average exercise price of outstanding options, and the number of shares remaining available for future award grants as of the end of fiscal 2006.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)		Number of securities remaining available for future issuance (excluding securities reflected in column (a)) (c)
Spansion 2005 Equity Incentive Plan approved by stockholders	4,678,666	(1)	$12.63	(2)	3,540,067	(3)

(1)	Of these shares, 2,191,156 were subject to stock options awarded under the 2005 Plan and 2,487,510 were subject to restricted stock units awarded under the 2005 Plan.
(2)	This calculation does not reflect the 2,487,510 shares that will be issued upon the payment of restricted stock units awarded under the 2005 Plan.
(3)	Of the aggregate number of shares that remained available for future issuance, all were available under the 2005 Plan. No new awards will be granted under the 2005 Plan if stockholders approve the 2007 Plan. This table does not reflect the 6,675,000 additional shares that will be available under the 2007 Plan if stockholders approve the 2007 Plan proposal.

Vote Required for Approval of the 2007 Performance Incentive Plan

The Board of Directors believes that the adoption of the 2007 Plan will promote the interests of Spansion and its stockholders and will help Spansion and its subsidiaries continue to be able to attract, retain and reward persons important to our success.

Certain members of the Board of Directors are eligible for awards under the 2007 Plan and thus have a personal interest in the approval of the 2007 Plan.

Approval of the 2007 Plan requires the affirmative vote of a majority of the Class A common stock present, or represented, and entitled to vote at the annual meeting. Broker non-votes and abstentions on the proposal have the effect described on page 3 of this Proxy Statement.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE

“FOR” APPROVAL OF THE SPANSION INC. 2007 EQUITY INCENTIVE PLAN. UNLESS YOU INDICATE OTHERWISE, YOUR PROXY WILL VOTE “FOR” THE APPROVAL.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Review and Approval of Transactions with Related Persons

The Audit Committee has adopted a written policy for approval of transactions between Spansion and its directors, director nominees, executive officers, greater than five percent beneficial owners and their respective immediate family members, where the amount involved in the transaction exceeds or is expected to exceed $120,000 in a single calendar year. The related person transactions described in this proxy statement were approved by the Board of Directors before this policy was adopted.

The policy provides that the Audit Committee reviews certain transactions subject to the policy and determines whether or not to approve or ratify those transactions. In doing so, the Audit Committee takes into account, among other factors it deems appropriate:

•	the related person’s interest in the transaction;

•	the approximate dollar value of the amount involved in the transaction;

•	the approximate dollar value of the amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;

•	whether the transaction was undertaken in the ordinary course of business of Spansion;

•	whether the transaction with the related person is proposed to be, or was, entered into on terms no less favorable to Spansion than terms that could have been reached with an unrelated third party;

•	the purpose of, and the potential benefits to Spansion of, the transaction; and

•

any other information regarding the transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

In addition, the Audit Committee has delegated authority to the Chair of the Audit Committee to pre-approve or ratify certain transactions. A summary of any new transactions pre-approved or ratified by the Chair is provided to the full Audit Committee for its review in connection with its next scheduled Audit Committee meeting.

The Audit Committee has considered and adopted standing pre-approvals under the policy for limited transactions with related persons. Pre-approved transactions include:

•	employment of executive officers, subject to certain conditions;

•	any compensation paid to a director if the compensation is required to be reported in Spansion’s proxy statement under Item 402 of Regulation S-K promulgated by the Securities and Exchange Commission;

•

any transaction with another company at which a related person’s only relationship is as an employee (other than an executive officer or director) or beneficial owner of less than ten percent of that company’s equity, if the aggregate amount involved does not exceed the greater of $1,000,000, or two percent of that company’s total annual revenues;

•

any charitable contribution, grant or endowment by the Company to a charitable organization, foundation or university at which a related person’s only relationship is as an employee (other than an executive officer or director), if the aggregate amount involved does not exceed the lesser of $1,000,000, or two percent of the charitable organization’s total annual receipts; and

•

any transaction where the related person’s interest arises solely from the ownership of Spansion’s Class A Common Stock and all holders of Spansion’s Class A Common Stock received the same benefit on a pro rata basis.

A summary of new transactions covered by the standing pre-approvals described above is provided to the Audit Committee for its review at each regularly schedule Audit Committee meeting.

Overview

We have ongoing relationships and transactions with AMD and Fujitsu including representation on our Board of Directors and certain agreements. Dr. Ruiz, Chairman of the Board and Chief Executive Officer of AMD, is the Chairman of our Board of Directors. Mr. Ono, Corporate Executive Vice President of Fujitsu and President of Fujitsu’s Electronic Devices Business Group, was a member of our Board of Directors until March 16, 2007. In addition, Mr. Rivet, Executive Vice President and Chief Financial Officer of AMD, was a member of our Board of Directors until December 1, 2006. Due to their positions with AMD and Fujitsu, Dr. Ruiz and Mr. Rivet could be deemed to have an indirect material interest in the transactions with AMD (as described below) and Mr. Ono could be deemed to have an indirect material interest in the transactions with Fujitsu (as described below).

We are also currently party to several agreements with AMD and Fujitsu. These agreements include:

•	the Amended and Restated Fujitsu Distribution Agreement;

•	the Amended and Restated Intellectual Property Contribution and Ancillary Matters Agreement;

•	the Fujitsu–Spansion Patent Cross-License Agreement;

•	the AMD–Spansion Patent Cross-License Agreement;

•	the Non-Competition Agreement;

•	various service agreements; and

•

agreements with Fujitsu related to the sale of our JV1 and JV2 wafer fabrication facilities (the “JV1/JV2 Facilities”) and certain equipment, assets and inventory located at these facilities (the “JV1/JV2 Transaction”).

Amended and Restated Fujitsu Distribution Agreement

We and Fujitsu are party to the Amended and Restated Fujitsu Distribution Agreement which provides that Fujitsu acts as our sole distributor for sales of our products in Japan and to specified customer accounts associated with Fujitsu. Fujitsu also acts as a distributor throughout the rest of the world, other than Europe and the Americas with limited exceptions and with respect to customer accounts that have been associated with AMD and to whom we now sell directly. We license use of the Spansion trademark to Fujitsu so that our products are sold under our own brand name. We also indemnify Fujitsu from and against any third-party action claiming our products infringe upon a third-party’s intellectual property rights up to the amounts paid to Fujitsu by their customers for the affected products.

Under the Fujitsu Distribution Agreement, our prices are based on our recommended sales prices, subject to adjustment in certain cases based on Fujitsu’s sales prices to their customers, less an agreed-upon distribution margin. We have the right to sell or appoint additional distributors to sell our products outside of Japan. Our right to appoint additional distributors to sell products in Japan or to sell to specified accounts associated with Fujitsu is subject to Fujitsu’s consent for so long as Fujitsu’s ownership interest in us remains above 12.5 percent. Fujitsu has agreed to use its best efforts to promote the sale of our products in Japan and to specified customers served by Fujitsu. In the event that we reasonably determine that Fujitsu’s sales performance is not satisfactory based on specified criteria, then we have the right to require Fujitsu to propose and implement an agreed-upon corrective action plan. If we reasonably believe that the corrective action plan is inadequate, we can take steps to remedy deficiencies ourselves through means that include selling products ourselves or appointing another distributor as a supplementary distributor. Fujitsu is entitled to up to 35 percent of our quarterly production volume in short supply situations. That percentage is subject to reduction based on Fujitsu’s level of ownership in us and its level of purchases in previous quarters. We and Fujitsu can mutually agree to terminate the Fujitsu Distribution Agreement at any time. Either party can terminate the agreement for a material breach of performance thereunder after a failure to cure the breach within 120 days. We also have the right to terminate the agreement upon 90 days notice if Fujitsu’s ownership interest in us falls below five percent. Currently, the distribution margin earned by Fujitsu on the sale of our products is 4.3 percent.

Amended and Restated Intellectual Property Contribution and Ancillary Matters Agreement

AMD and Fujitsu have each contributed to us various intellectual property rights and technologies pursuant to an Amended and Restated Intellectual Property Contribution and Ancillary Matters Agreement. Under this agreement, we became owners, or joint owners with each of Fujitsu and AMD, of certain patents, patent applications, trademarks, and other intellectual property rights and technology. AMD and Fujitsu reserved rights, on a royalty-free basis, to practice the contributed patents and to license these patents to their affiliates and successors-in-interest to their semiconductor groups. AMD and Fujitsu each have the right to use the jointly-owned intellectual property for their own internal purposes and to license such intellectual property to others to the extent consistent with their non-competition obligations to us. Subject to our confidentiality obligations to third parties, and only for so long as AMD’s and Fujitsu’s ownership interests in us remain above specific minimum levels, we are obligated to identify any of our technology to each of AMD and Fujitsu, and to provide copies of and training with respect to that technology to them. In addition, we have granted a non-exclusive, perpetual, irrevocable fully paid and royalty-free license of our rights, other than patent and trademark rights, in that technology to each of AMD and Fujitsu. AMD may grant licenses under our patents, provided that these licenses are of no broader scope than, and are subject to the same terms and conditions that apply to, any license of AMD’s patents granted in connection with such license, and the recipient of such license grants to us a license of similar scope under its patents.

Amended and Restated Patent Cross-License Agreements

In connection with our reorganization as Spansion LLC in June 2003, we granted to each of AMD and Fujitsu, and AMD and Fujitsu each granted to us, non-exclusive licenses under certain patents and patent applications of their semiconductor groups to make, have made, use, sell, offer to sell, lease, import and otherwise dispose of certain semiconductor-related products anywhere in the world. The patents and patent applications that are licensed are those with an effective filing date prior to the termination of our patent cross-license agreements. The agreements will automatically terminate on the later of June 30, 2013 and the date AMD or Fujitsu, as applicable, sells its entire equity interest in us. The agreements may be terminated by a party on a change in control of the other party or its semiconductor group. The licenses to patents under license at the time of the termination will survive until the last such patent expires.

In cases where there is a change of control of us, AMD, Fujitsu, or the semiconductor group of AMD or Fujitsu, as the case may be, each other party to the cross-license agreement shall have the right to terminate the agreement (or to invoke the provisions described in this paragraph if the agreement had been previously terminated) by giving 30 days written notice within 90 days after receiving notice of the change of control. If so terminated, the rights, licenses and immunities granted under the agreement will continue solely with respect to those licensed patents that are entitled to an effective filing date that is on or before, and are licensed as of, the date of such change of control, and will continue until the expiration of the last to expire of such licensed patents. Moreover, with respect to circuit patents, which are patents (other than process patents) covering elements using electrical signals to achieve a particular function, the rights, licenses and immunities granted to the party undergoing the change of control are limited solely to:

•	each existing and pending product of such party as of the date of change of control;

•	each existing and pending product of the acquiring third party of such party as of the date of change of control that would have been in direct competition with products described in (i) above; and

•	successor products of products described in (i) and (ii) above.

We will continue to make royalty payments associated with licenses that survive the termination of the agreement. In fiscal 2006, we incurred $6 million of expenses related to royalties to each of AMD and Fujitsu under their respective patent cross-license agreements. In fiscal 2005, we incurred $14 million of expenses related to royalties to each of AMD and Fujitsu under these agreements. We currently pay royalties to each of AMD and Fujitsu in the amount of 0.15 percent of net sales of our products. The royalty rates will be further reduced to zero percent on the second anniversary of the date of our secondary public offering in November 2006. The royalty rates were negotiated by AMD, Fujitsu and us.

Amended and Restated Non-Competition Agreement

We are party to a non-competition agreement with AMD and Fujitsu, whereby AMD and Fujitsu each agree not to directly or indirectly engage in a business that manufactures or supplies standalone semiconductor devices (including single chip, multiple chip or system devices) containing certain Flash memory, which is the business in which we primarily compete. This non-competition agreement does not prevent AMD or Fujitsu from manufacturing or selling products that incorporate Flash memory (whether it be Spansion Flash memory or a competitive product). Although AMD currently has no other operations that compete in the Flash memory market, Fujitsu currently produces and sells products that incorporate Spansion Flash memory or competitive Flash memory. Furthermore, AMD and Fujitsu each agree that if either of them acquires a business that has a division or other operations that manufactures or supplies standalone semiconductor devices (including single chip, multiple chip or system devices) containing certain Flash memory, AMD and Fujitsu will provide us with a right of first offer to acquire the competing division or operations. AMD and Fujitsu are required to use their commercially reasonable efforts to divest the competing division or operations if we do not purchase them. These non-competition obligations of AMD will last until the earlier of (i) the dissolution of our company, and (ii) two years after the date on which AMD’s ownership interest in us is less than or equal to five percent. These non-competition obligations of Fujitsu will last until the earlier of (i) the dissolution of our company, and (ii) two years after the date on which Fujitsu’s ownership interest in us is less than or equal to five percent.

We, AMD and Fujitsu also agreed not to solicit each other’s employees. Without our prior written consent, each of AMD and Fujitsu will not directly or indirectly either for itself or another person, (i) hire any individual employed by our company or (ii) solicit or encourage any individual to terminate his or her employment with our company. These obligations not to solicit or hire do not apply if (A) our company has terminated the employment of such individual or (B) at least two years has elapsed since such individual has voluntarily terminated his or her employment with our company. Similarly, without the prior written consent of AMD or Fujitsu, we agreed not to directly or indirectly either for ourselves or another person, (i) hire any individual employed by AMD or Fujitsu or (ii) solicit or encourage any individual to terminate his or her employment with AMD or Fujitsu. These obligations not to solicit or hire do not apply if (A) AMD or Fujitsu, as applicable, has terminated the employment of such individual or (B) at least two years has elapsed since such individual has voluntarily terminated his or her employment with AMD or Fujitsu, as applicable. These non-solicitation obligations of AMD will last until the earlier of (i) the dissolution of our company, and (ii) two years after the date on which AMD’s ownership interest in us is less than or equal to five percent. These non-solicitation obligations of Fujitsu will last until the earlier of (i) the dissolution of our company, and (ii) two years after the date on which Fujitsu’s ownership interest in us is less than or equal to five percent. These non-solicitation obligations of our company with respect to AMD employees or Fujitsu employees will terminate at the same time as the non-solicitation obligations of AMD or Fujitsu, as applicable, terminate.

AMD/Fujitsu Service Agreements

We are party to various service agreements with each of AMD and Fujitsu. Under its IT Services Agreement and General Services Agreement, AMD provides certain administrative services to us. Under its IT Services Agreement and General Services Agreement, Fujitsu provides, among other things, information technology, research and development, quality assurance, insurance, facilities, environmental, and human resources services primarily to our manufacturing facilities in Japan. For services rendered, AMD and Fujitsu are each paid fees in an amount equal to cost plus five percent except for services procured by AMD and Fujitsu from third parties, which are provided to us at cost. AMD and Fujitsu each has the right to approve certain amendments to the other’s service agreements with us.

Unless otherwise earlier terminated, each of these service agreements expires on June 30, 2007, but the applicable parties may extend the term by mutual agreement. We have the ability to terminate individual services under the general services agreements at any time and for any reason upon at least six months’ advance notice. With respect to the IT service agreements and general service agreements, if AMD or Fujitsu has failed to comply with applicable service levels for a particular service and has failed to rectify such performance failure, we may terminate such service after 60 days have elapsed since initial notification of the failure to perform the service. Moreover, we may terminate an entire IT service agreement or general services agreement if AMD or Fujitsu breaches its material obligations under the respective agreement and does not cure such default within 90 days after receipt of a notice of default from us. Similarly, AMD or Fujitsu can terminate the respective agreement for our failure to make payments when due if we fail to cure such default within 90 days after receipt of notice of default. For fiscal 2006, the total charges to us for services from AMD were approximately $43 million and the total charges to us for services from Fujitsu were approximately $9 million. For fiscal 2005, the total charges to us for services from AMD were approximately $97 million and the total charges to us for services from Fujitsu were approximately $20 million.

Research and Design Services Agreement

We are party to an agreement pursuant to which we provide certain research and design services to AMD and Spansion (China) Limited provides manufacturing support services to AMD Technologies (China) Co. Ltd., AMD’s microprocessor assembly and test facility in Suzhou, China. For services rendered, we are paid fees generally in an amount equal to cost plus five percent. Unless otherwise earlier terminated, this service agreement expires on June 30, 2007, but the parties may extend the term by mutual agreement. AMD has the ability to terminate individual services under these agreements at any time and for any reason upon at least six months’ advance notice. In addition, if we have failed to comply with applicable service levels for a particular service and have failed to rectify such performance failure, AMD may terminate such service after 60 days have elapsed since initial notification of the failure to perform the service. Moreover, AMD may terminate the entire agreement if we breach our material obligations under the agreement and do not cure such default within 90 days after receipt of a notice of default from AMD. Similarly, we can terminate the agreement for AMD’s failure to make payments when due if it fails to cure such default within 90 days after receipt of notice of default. For fiscal 2006, the total charge to AMD for these services was approximately $3 million. For fiscal 2005, the total charge to AMD for these services was approximately $4 million.

Fujitsu Manufacturing Services Agreement

Prior to September 30, 2006, we were party to an agreement pursuant to which Fujitsu provided manufacturing services to us at volumes ordered by us and prices established on a quarterly basis. Prices were on the basis of product-type and were equal to Fujitsu’s good faith estimate of its projected material, labor and overhead costs for the applicable product-type plus three percent. If Fujitsu’s aggregate expended labor and overhead costs for the manufacturing services actually purchased by us during a fiscal quarter were less than 97 percent of the projected labor and overhead costs for such fiscal quarter, then we were required to pay Fujitsu the amount of such deficiency in order to protect Fujitsu’s labor and overhead commitments from situations where the actual amounts of services purchased by us were materially different from projected orders. These services consisted of assembly and testing services for our products. The manufacturing service agreement expired on September 30, 2006. Currently, such manufacturing services are provided by Fujitsu to us on a purchase order basis. As a result of manufacturing services provided by Fujitsu, we incurred approximately $15 million of expenses in fiscal 2006 and approximately $35 million of expenses in fiscal 2005.

Spansion Japan/Fujitsu Foundry Agreement

On March 31, 2005, Spansion Japan, one of our subsidiaries, entered into a foundry manufacturing agreement with Fujitsu. Under this agreement, Spansion Japan provides wafer process foundry manufacturing services for Fujitsu’s microcontroller products which contain embedded Flash memory. The agreement has a term of three years and is automatically renewed for additional one-year periods absent notification of termination by a party at least two years prior to the termination date. Fees paid by Fujitsu to Spansion Japan under this agreement were $13.6 million for fiscal 2006 and $1.5 million for fiscal 2005. This agreement terminated on April 2, 2007, upon the effectiveness of the closing of the JV1/JV2 Transaction (the “JV1/JV2 Closing”).

Remediation Agreement

In connection with our reorganization as of June 30, 2003, AMD contributed to us assets, including real property located in Sunnyvale, California which is a Superfund listed property under CERCLA. A clean up order was issued by the San Francisco Bay Regional Water Quality Control Board, and a record of decision for remedial action for the site was issued by the U.S. Environmental Protection Agency in 1991, pursuant to which AMD must conduct groundwater remediation activities. To clarify their respective responsibilities regarding the release of hazardous substances at the Sunnyvale property prior to its contribution to Spansion, we entered into a remediation agreement with AMD and Fujitsu, pursuant to which AMD covenants to conduct remediation activities in accordance with the U.S. EPA’s record of decision and the San Francisco Bay Regional Water Quality Control Board’s order. AMD also agreed to indemnify Fujitsu and us against any losses incurred by Fujitsu and us in connection with this environmental condition for actions taken prior to the contribution of the property to Spansion.

Leases

In connection with our reorganization, AMD’s subsidiary, Advanced Micro Devices Export SDN BHD (AMD Penang), agreed to lease land and premises in Penang, Malaysia, to Spansion (Penang) SDN BHD, our subsidiary in Malaysia, for a term of three years expiring on June 30, 2006. The lease covers use of approximately 81,000 square feet of space, including use of the common areas shared with AMD Penang. We must use the premises for test, mark, pack, assembly, research and development and related services and operations. Pursuant to the lease, we pay a monthly rental amount equal to a percentage of the total operating expenses of the premises. Upon expiration of the initial term of the lease, we will have the option of renewing the agreement for up to two additional three-year terms. As a result of the lease from AMD, we incurred approximately $10,000 of rental expenses in fiscal 2006. As a result of the lease from AMD, we incurred approximately $44,000 and $82,000 of rental expenses in fiscal 2005 and fiscal 2004.

In connection with our reorganization, Fujitsu’s subsidiary, Fujitsu VLSI, agreed to lease premises in Aichi, Japan, to Spansion Japan for a term of one year, to be automatically renewed for one year periods unless three months prior notice is given by either party. Under this lease, Fujitsu VLSI also provides various office services to Spansion Japan. We pay Fujitsu VLSI approximately $16,000 per month (based on the exchange rate as of December 31, 2006) for the premises lease and the office services.

We lease from Fujitsu the land upon which JV3 and SP1, our fabrication facilities in Aizu-Wakamatsu, Japan, is located. As a result of our lease with Fujitsu, we incurred approximately $1.9 million in expenses in fiscal 2006 and approximately $2 million in expenses in fiscal 2005.

We also leased from Fujitsu the land upon which JV1/JV2 are located. We incurred approximately $400,000 in expenses in fiscal 2006 and approximately $500,000 in expenses in fiscal 2005 under this lease. This lease terminated on April 2, 2007 at the time of the JV1/JV2 Closing.

Seconded Employees

As a result of secondments of employees from Fujitsu to us, we incurred approximately $200,000 in expenses in fiscal 2006 and approximately $7 million in expenses in fiscal 2005. Since the beginning of the second quarter of fiscal 2006, no employees of Fujitsu were seconded to us.

Some employees of Spansion Japan were previously enrolled in either a defined benefit pension plan, or a lump-sum retirement benefit plan sponsored by Fujitsu, or both. Pursuant to an agreement with Fujitsu, we were required to fund the proportional benefit obligations attributable to our employees enrolled in these plans as of June 30, 2003. Until September 1, 2005, we accounted for participation in these plans as multiemployer plans wherein the expense recorded for the plans was equal to our annual contributions.

Stockholders Agreement

We are party to a Stockholders Agreement with AMD and Fujitsu that imposes certain restrictions and obligations on AMD and Fujitsu and on their respective shares of our common stock and that provides for certain matters pertaining to our management and governance. Pursuant to the stockholders agreement, AMD and Fujitsu agree to vote all shares of common stock held by them or their affiliates so as to cause:

•	the election of each Class A director proposed for election by the nominating committee of our board of directors;

•	for so long as each of AMD and Fujitsu, or their respective affiliates, own at least 15 percent of our capital stock, the election of the chairman of the board of directors:

•

to be our Class C director, subject to approval of a majority of our Class B director, until our 2007 annual stockholders meeting, provided, however, that until our 2007 annual stockholder meeting (but not thereafter) the holder of Class C common stock may, at its discretion select the Class B director, instead of the Class C director, as the chairman of the board of directors;

•	to be our Class B director, subject to approval of our Class C director, from our 2007 annual stockholders meeting until our 2010 annual stockholders meeting; and

•	from either our Class B director or Class C director, with the right to elect rotating every three years.

We will allow AMD or Fujitsu, as the case may be, to have one representative attend the meetings of our board of directors as a non-voting participant for so long as such stockholder owns at least five percent of our capital stock, on an as converted to common stock basis.

Neither stockholder can transfer shares in an amount equal to or greater than one percent of the then outstanding common stock to any entity whose principal business competes with us, without first obtaining the consent of the non-transferring stockholder, such consent not to be unreasonably withheld after June 30, 2007.

The stockholders agreement also provides for our cooperation with information. AMD and Fujitsu are both publicly traded companies, each of which is subject to legal and stock exchange reporting and other disclosure requirements. Accordingly, we will agree with AMD and Fujitsu to provide, subject to limitations, various financial and other information relating to us and to assist them in connection with their respective reporting, disclosure and other obligations. Each party has agreed that it will use any information provided under the agreement, unless otherwise made public, only in connection with these obligations and that it will not use the information for any other purpose, including in connection with the sale or purchase of securities issued by us.

Pursuant to the stockholders agreement, we have agreed to grant AMD and Fujitsu rights to request us to register all or any part of their shares of Class A common stock under the Securities Act. In addition, subject to limitations, AMD and Fujitsu have rights to request that their shares be included in any registration of our common stock that we initiate.

With the exception of board observer rights and registration rights, the stockholders agreement shall terminate when each party’s aggregate ownership interest in us falls below ten percent.

Commercial Die Purchases

We purchased from Fujitsu $51 million and $94 million of commercial die that we incorporate in our MCP products during fiscal 2006 and fiscal 2005. The prices paid by us to Fujitsu for these commercial die are determined through a bidding process that we use with our other suppliers. In selecting commercial die suppliers, we consider a number of factors, including price and whether the product design used by our end customer incorporates commercial die of specified suppliers. We believe that we could obtain a similar volume of commercial die from alternative sources without a material adverse effect on our operations, although there may be some delay due to the time required to qualify an alternate supplier.

JV1/JV2 Transaction

Asset Purchase Agreement

On September 28, 2006, Spansion Japan entered into an Asset Purchase Agreement with Fujitsu, pursuant to which Spansion Japan sold to Fujitsu, effective as of the JV1/JV2 Closing, the JV1/JV2 Facilities, and certain of its assets, including inventory, located in the JV1/JV2 Facilities. The purchase price for the JV1/JV2 Facilities was approximately $150 million plus the value of the inventory as of the JV1/JV2 Closing.

The obligations of Spansion Japan under the Asset Purchase Agreement are being guaranteed by Spansion Inc., Spansion LLC and Spansion Technology Inc. The sale of the JV1/JV2 Facilities closed on April 2, 2007.

Master Lease Agreement

In connection with the sale of the JV1/JV2 Facilities, on September 28, 2006 Spansion Japan and Fujitsu entered into a Master Lease Agreement for certain equipment, located at the JV1/JV2 Facilities and identified on equipment schedules agreed to by the parties. Effective upon the JV1/JV2 Closing, Spansion Japan began to lease to Fujitsu the equipment under the Master Lease Agreement. The initial term of each lease schedule will continue for the number of months specified in the applicable schedule unless otherwise terminated in accordance with the terms of the applicable schedule or the Master Lease Agreement. Fujitsu has the option to renew or extend the lease term for any or all of the equipment at the end of the initial term or any extension thereof for up to six months. If specified demand targets for wafers are not met, and subject to conditions described in the Master Lease Agreement, each of Spansion Japan and Fujitsu will have a right to terminate the lease of some or all of the leased equipment on or after June 30, 2008, by giving notice to the other party prior to December 31, 2007.

Subject to the terms of the Master Lease Agreement, Fujitsu will have a right of first refusal in the event of the sale by Spansion Japan of any equipment for a purchase price equal to the highest offer received from a third party. In addition, subject to the terms of the Master Lease Agreement, Fujitsu will have the option to purchase any or all of the equipment at the expiration of the applicable term, upon any early lease termination or if any equipment is not returned in its proper condition for a purchase price equal to the fair market value of the equipment at the time of purchase or any other purchase price as may be set forth in the applicable schedule.

The obligations of Spansion Japan under the Master Lease Agreement are being guaranteed by Spansion Inc., Spansion LLC and Spansion Technology Inc.

Foundry Agreement

In connection with the sale of the JV1/JV2 Facilities, Spansion Japan and Fujitsu entered into a Foundry Agreement, pursuant to which Fujitsu provides certain foundry services for the manufacture of our products at the JV1/JV2 Facilities.

Pursuant to the Foundry Agreement, Fujitsu began to provide foundry services to us commencing upon the JV1/JV2 Closing. The Foundry Agreement also includes minimum capacity and purchase commitments between both the parties resulting in financial penalties if such capacity and purchase commitments are not achieved. The initial term of the Foundry Agreement ends on December 31, 2009. Spansion Japan and Fujitsu have agreed to enter into discussions to decide whether or not to extend the initial term of the Foundry Agreement by

December 31, 2008, and Fujitsu has agreed to give Spansion Japan at least 12 months prior notice of its intent to cease providing foundry services to Spansion Japan under the Foundry Agreement. Either Spansion Japan or Fujitsu may terminate the Foundry Agreement in the event that the other party fails to correct or cure its material breach under the Foundry Agreement within 60 days of receipt of written notice from the non-defaulting party specifying such breach.

Secondment and Transfer Agreement

In connection with the sale of the JV1/JV2 Facilities, Spansion Japan and Fujitsu entered into a Secondment and Transfer Agreement, or Secondment Agreement, pursuant to which Spansion Japan seconds certain employees to Fujitsu commencing upon the JV1/JV2 Closing. In addition, certain employees will ultimately be transferred to Fujitsu. Unless the parties otherwise agree, the period of secondment for seconded employees not designated for transfer will end no later than June 30, 2008, and no later than December 31, 2009 for seconded employees designated for transfer.

The seconded employees remain employees of Spansion Japan and remain eligible to participate in Spansion Japan’s various benefit plans, and Fujitsu is required to reimburse Spansion Japan for all compensation and expenses associated with such seconded employees and incurred by Spansion Japan during the secondment period.

The Secondment Agreement can be terminated (i) by the mutual written agreement of Spansion Japan and Fujitsu, (ii) by either Spansion Japan or Fujitsu in the event that the other party materially defaults in the performance of a material obligation under the Secondment Agreement and the breaching party has not cured such breach within 120 days after receipt of notice of default by the non-breaching party and (iii) by either Spansion Japan or Fujitsu in the event that the other party is subject to bankruptcy or insolvency proceedings. The Secondment Agreement automatically terminates (i) on the transfer date of the last of the transferred employees or (ii) upon the termination of the Foundry Agreement unless otherwise agreed by Spansion Japan and Fujitsu.

Wafer Processing Services Agreement

In connection with the JV1/JV2 Closing, on April 2, 2007, Spansion Japan and Fujitsu entered into a Wafer Processing Services Agreement (the “Wafer Processing Agreement”), pursuant to which Fujitsu will provide certain wafer processing services to Spansion Japan at the JV1/JV2 Facilities. The term of the Wafer Processing Agreement commenced on April 2, 2007 and is effective until December 31, 2009. The Wafer Processing Agreement will automatically terminate upon termination or expiration of that certain Foundry Agreement dated as of September 28, 2006, among Spansion Japan, Spansion Inc., Spansion LLC and Spansion Technology Inc. and Fujitsu. Either Spansion Japan or Fujitsu may terminate the Wafer Processing Agreement in the event that the other party fails to correct or cure any material breach by such other party of any covenant or obligation under the Wafer Processing Agreement within 60 days of receipt of written notice from the non-defaulting party specifying such breach.

Sort Services Agreement

In connection with the JV1/JV2 Closing, on April 2, 2007, Spansion Japan and Fujitsu entered into a Sort Services Agreement (the “Sort Services Agreement”), pursuant to which Fujitsu will provide probe testing services of Spansion Japan’s wafers at the JV1/JV2 Facilities (the “Sort Services”). The term of the Sort Services Agreement commenced on April 2, 2007 and is effective until December 31, 2009. Spansion Japan may terminate the Sort Services Agreement in its sole discretion with 60 days’ prior written notice to Fujitsu, and either Spansion Japan or Fujitsu may terminate the Sort Services Agreement in the event that the other party fails to correct or cure any material breach by such other party of any covenant or obligation under the Sort Services Agreement within 60 days of receipt of written notice from the non-defaulting party specifying such breach.

Rental Agreement

In connection with the JV1/JV2 Closing, on April 2, 2007, Spansion Japan and Fujitsu Semiconductor Technology, Inc., a Japanese corporation (“FSET”), entered into a Rental Agreement (the “Rental Agreement”), pursuant to which Spansion Japan will rent certain equipment (the “Rental Equipment”) to FSET for the sole purpose of fulfilling the obligations of Fujitsu in the Sort Services Agreement. Spansion Japan will retain title to the Rental Equipment at all times, and FSET is prohibited form selling, pledging or otherwise encumbering or disposing of the Rental Equipment. The term of the Rental Agreement commenced on April 2, 2007 and is effective until the termination or expiration of the Sort Services Agreement.

Services Agreement

In connection with the JV1/JV2 Closing, on April 2, 2007, Spansion Japan and FSET entered into a Services Agreement (the “Services Agreement”), pursuant to which Spansion Japan will provide certain human resource services and information technology (“IT”) services to FSET (collectively, the “Services”). Any services are to be provided pursuant to statements of works, which may be updated by Spansion Japan and FSET from time to time upon mutual agreement. Spansion Japan will provide the Services to FSET at cost plus five percent (5%). Pursuant to the Services Agreement, Spansion Japan shall perform the Services with the same degree of accuracy, quality and completeness as it would provide similar services to its own divisions or affiliates (“Service Level”).

The term of the Services Agreement commenced on April 2, 2007 and is effective until March 31, 2009. FSET may terminate all or a part of any individual Service at any time with six months’ advance notice to Spansion Japan. FSET may also terminate all or a part of any individual Service if Spansion Japan’s provision of such Service fails to comply with the applicable Service Level for such Service and Spansion Japan fails to correct its performance failure within 60 days of receipt of written notice from FSET of such failure. In addition, FSET may terminate the Services Agreement in the event that Spansion Japan fails to correct or cure any material breach of any obligation under the Services Agreement within 90 days of receipt of written notice from FSET of such breach, and Spansion Japan may terminate the Services Agreement in the event FSET fails to make any payments due to Spansion Japan under the Services Agreement within 90 days of receipt of written notice from Spansion Japan of such default in payment.

Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this proxy statement, in whole or in part, the following reports and the Performance Graph on page 62 will not be incorporated by reference into any such filings, nor will they be deemed to be soliciting material or deemed filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended.

AUDIT COMMITTEE REPORT

The Audit Committee reviewed and discussed Spansion’s audited financial statements for the fiscal year ended December 31, 2006, with Spansion management and Ernst & Young LLP, Spansion’s independent registered public accounting firm. The Audit Committee also discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees, as amended by Statement on Auditing Standards No. 90 (Audit Committee Communications)). This included a discussion of the independent registered public accounting firm’s judgments as to the quality, not just the acceptability, of Spansion’s accounting principles and such other matters that generally accepted auditing standards require to be discussed with the Audit Committee.

The Audit Committee also received and reviewed the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees), and the Audit Committee discussed the independence of Ernst & Young LLP with that firm.

Based on the Audit Committee’s review and discussions noted above, the Audit Committee recommended to the Board that the audited financial statements be included in Spansion’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

Robert L. Edwards, Chair
David K. Chao
Patti S. Hart
David E. Roberson

PERFORMANCE GRAPH

The following graph shows a comparison of cumulative total return on Spansion’s Class A Common Stock, the Nasdaq Market Index and the S&P 500 Semiconductors Index from December 16, 2005, the first trading day of our Class A Common Stock, through December 31, 2006, the end of fiscal 2006. The past performance of our Common Stock is no indication of future performance.

This graph was plotted using the following data:

	December 16, 2005	December 25, 2005	December 31, 2006
Spansion Inc.	$100	$103.32	$109.67
Nasdaq Market Index	$100	$99.80	$107.47
S&P 500 Semiconductors Index	$100	$99.24	$87.39

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, the proxies will be voted in accordance with the best judgment of the person or persons voting such proxies.

ANNUAL REPORT AND FINANCIAL STATEMENTS

Spansion’s Annual Report on Form 10-K, which includes Spansion’s audited financial statements for the fiscal year ended December 31, 2006, has accompanied or preceded this proxy statement. You may also access a copy of Spansion’s Annual Report on Form 10-K in the Investor Relations section of www.spansion.com. Upon your request, we will provide, without any charge, a copy of any of Spansion’s filings with the Securities and Exchange Commission. Requests should be directed to Spansion’s Corporate Secretary at Spansion Inc., 915 DeGuigne Drive, P.O. Box 3453, Sunnyvale, California 94088 or by email to Corporate.Secretary@spansion.com.

Spansion is a registered trademark of Spansion Inc. Other product and company names used in this publication are for identification purposes only and may be trademarks of their respective companies.

Appendix A

SPANSION INC.

2007 EQUITY INCENTIVE PLAN

1. PURPOSE OF PLAN

The purpose of this Spansion Inc. 2007 Equity Incentive Plan (this “Plan”) of Spansion Inc., a Delaware corporation (the “Corporation”), is to promote the success of the Corporation, to increase stockholder value by providing an additional means through the grant of awards to attract, motivate, retain and reward selected employees and other eligible persons, and through the grant of equity-based awards to help further align the interests of stockholders and those selected to participate in this Plan.

2. ELIGIBILITY

The Administrator (as such term is defined in Section 3.1) may grant awards under this Plan only to those persons that the Administrator determines to be Eligible Persons. An “Eligible Person” is any person who is either: (a) an officer (whether or not a director) or employee of the Corporation or one of its Subsidiaries; (b) a director of the Corporation or one of its Subsidiaries; or (c) an individual consultant or advisor who renders or has rendered bona fide services (other than services in connection with the offering or sale of securities of the Corporation or one of its Subsidiaries in a capital-raising transaction or as a market maker or promoter of securities of the Corporation or one of its Subsidiaries) to the Corporation or one of its Subsidiaries and who is selected to participate in this Plan by the Administrator; provided, however, that a person who is otherwise an Eligible Person under clause (c) above may participate in this Plan only if such participation would not adversely affect either the Corporation’s eligibility to use Form S-8 to register under the Securities Act of 1933, as amended (the “Securities Act”), the offering and sale of shares issuable under this Plan by the Corporation or the Corporation’s compliance with any other applicable laws. An Eligible Person who has been granted an award (a “participant”) may, if otherwise eligible, be granted additional awards if the Administrator shall so determine. As used herein, “Subsidiary” means any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation; and “Board” means the Board of Directors of the Corporation.

3. PLAN ADMINISTRATION

3.1 The Administrator. This Plan shall be administered by and all awards under this Plan shall be authorized by the Administrator. The “Administrator” means the Board or one or more committees appointed by the Board, including the compensation committee, or another committee (within its delegated authority) to administer all or certain aspects of this Plan. Any such committee shall be comprised solely of one or more directors or such number of directors as may be required under applicable law. A committee may delegate some or all of its authority to another committee so constituted. The Board or a committee comprised solely of directors may also delegate, to the extent permitted by Section 157(c) of the Delaware General Corporation Law and any other applicable law, to one or more officers of the Corporation, its powers under this Plan (a) to designate the officers and employees of the Corporation and its Subsidiaries who will receive grants of awards under this Plan, and (b) to determine the number of shares subject to, and the other terms and conditions of, such awards. The Board may delegate different levels of authority to different committees with administrative and grant authority under this Plan. Unless otherwise provided in the Bylaws of the Corporation or the applicable charter of any Administrator: (a) a majority of the members of the acting Administrator shall constitute a quorum, and (b) the vote of a majority of the members present assuming the presence of a quorum or the unanimous written consent of the members of the Administrator shall constitute action by the acting Administrator.

With respect to awards intended to satisfy the requirements for performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), this Plan shall be administered by a committee consisting solely of two or more outside directors (as this requirement is applied under

Section 162(m) of the Code); provided, however, that the failure to satisfy such requirement shall not affect the validity of the action of any committee otherwise duly authorized and acting in the matter. Award grants, and transactions in or involving awards, intended to be exempt under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be duly and timely authorized by the Board or a committee consisting solely of two or more non-employee directors (as this requirement is applied under Rule 16b-3 promulgated under the Exchange Act). To the extent required by any applicable listing agency, this Plan shall be administered by a committee composed entirely of independent directors (within the meaning of the applicable listing agency).

3.2 Powers of the Administrator. Subject to the express provisions of this Plan, the Administrator is authorized and empowered to do all things necessary or desirable in connection with the authorization of awards and the administration of this Plan (in the case of a committee or delegation to one or more officers, within the authority delegated to that committee or person(s)), including, without limitation, the authority to:

(a) determine eligibility and, from among those persons determined to be eligible, the particular Eligible Persons who will receive an award under this Plan;

(b) grant awards to Eligible Persons, determine the price at which securities will be offered or awarded and the number of securities to be offered or awarded to any of such persons, determine the other specific terms and conditions of such awards consistent with the express limits of this Plan, establish the installments (if any) in which such awards shall become exercisable or shall vest (which may include, without limitation, performance and/or time-based schedules), or determine that no delayed exercisability or vesting is required, establish any applicable performance targets, and establish the events of termination or reversion of such awards;

(c) approve the forms of award agreements (which need not be identical either as to type of award or among participants);

(d) construe and interpret this Plan and any agreements defining the rights and obligations of the Corporation, its Subsidiaries, and participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan or the awards granted under this Plan;

(e) cancel, modify, or waive the Corporation’s rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding awards, subject to any required consent under Section 8.6.5;

(f) accelerate or extend the vesting or exercisability or extend the term of any or all such outstanding awards (in the case of options or stock appreciation rights, within the maximum ten-year term of such awards) in such circumstances as the Administrator may deem appropriate (including, without limitation, in connection with a termination of employment or services or other events of a personal nature) subject to any required consent under Section 8.6.5;

(g) adjust the number of shares of Common Stock subject to any award, adjust the price of any or all outstanding awards or otherwise change previously imposed terms and conditions, in such circumstances as the Administrator may deem appropriate, in each case subject to Sections 4 and 8.6, and provided that in no case (except due to an adjustment contemplated by Section 7 or any repricing that may be approved by stockholders) shall such an adjustment constitute a repricing (by amendment, substitution, cancellation and regrant, exchange or other means) of the per share exercise or base price of any option or stock appreciation right;

(h) determine the date of grant of an award, which may be a designated date after but not before the date of the Administrator’s action (unless otherwise designated by the Administrator, the date of grant of an award shall be the date upon which the Administrator took the action granting an award);

(i) determine whether, and the extent to which, adjustments are required pursuant to Section 7 hereof and authorize the termination, conversion, substitution or succession of awards upon the occurrence of an event of the type described in Section 7;

(j) acquire or settle (subject to Sections 7 and 8.6) rights under awards in cash, stock of equivalent value, or other consideration; and

(k) determine the fair market value of the Common Stock or awards under this Plan from time to time and/or the manner in which such value will be determined.

3.3 Binding Determinations. Any action taken by, or inaction of, the Corporation, any Subsidiary or the Administrator relating or pursuant to this Plan and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. Neither the Board nor any Board committee, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan (or any award made under this Plan), and all such persons shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage or expense (including, without limitation, attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time.

3.4 Reliance on Experts. In making any determination or in taking or not taking any action under this Plan, the Board or a committee, as the case may be, may obtain and may rely upon the advice of experts, including employees and professional advisors to the Corporation. No director, officer or agent of the Corporation or any of its Subsidiaries shall be liable for any such action or determination taken or made or omitted in good faith.

3.5 Delegation. The Administrator may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Corporation or any of its Subsidiaries or to third parties.

4. SHARES OF COMMON STOCK SUBJECT TO THE PLAN; SHARE LIMITS

4.1 Shares Available. Subject to the provisions of Section 7.1, the capital stock that may be delivered under this Plan shall be shares of the Corporation’s authorized but unissued Common Stock and any shares of its Common Stock held as treasury shares. For purposes of this Plan, “Common Stock” shall mean the Class A common stock of the Corporation and such other securities or property as may become the subject of awards under this Plan, or may become subject to such awards, pursuant to an adjustment made under Section 7.1.

4.2 Share Limits. The maximum number of shares of Common Stock that may be delivered pursuant to awards granted to Eligible Persons under this Plan (the “Share Limit”) is equal to the sum of the following:

(ai) Six Million Six Hundred Seventy Five Thousand (6,675,000) shares of Common Stock, plus

(bi) the number of shares of Common Stock available for additional award grant purposes under the Corporation’s 2005 Equity Incentive Plan (the “2005 Plan”) as of the date of stockholder approval of this Plan (the “Stockholder Approval Date”) and determined immediately prior to the termination of the authority to grant new awards under the 2005 Plan as of the Stockholder Approval Date, plus

(ci) the number of any shares subject to stock options granted under the 2005 Plan and outstanding on the Stockholder Approval Date that expire, or for any reason are cancelled or terminated, after the Stockholder Approval Date without being exercised, plus

(di) the number of any shares subject to restricted stock or restricted stock unit awards granted under the 2005 Plan and outstanding on the Stockholder Approval Date that for any reason fail to vest or are otherwise forfeited after the Stockholder Approval Date.

The following limits also apply with respect to awards granted under this Plan:

(aii) The maximum number of shares of Common Stock that may be delivered pursuant to options qualified as incentive stock options granted under this Plan is Six Million Six Hundred Seventy Five Thousand (6,675,000) shares.

(bii) The maximum number of shares of Common Stock subject to those options and stock appreciation rights that are granted during any calendar year to any individual under this Plan is One Million Five Hundred Thousand (1,500,000) shares.

(cii) Additional limits with respect to Performance-Based Awards are set forth in Section 5.2.3.

Each of the foregoing numerical limits is subject to adjustment as contemplated by Section 4.3, Section 7.1, and Section 8.10.

4.3 Awards Settled in Cash, Reissue of Awards and Shares. To the extent that an award granted under this Plan is settled in cash or a form other than shares of Common Stock, the shares that would have been delivered had there been no such cash or other settlement shall not be counted against the shares available for issuance under this Plan. In the event that shares of Common Stock are delivered in respect of a dividend equivalent right granted under this Plan, only the actual number of shares delivered with respect to the award shall be counted against the share limits of this Plan. To the extent that shares of Common Stock are delivered pursuant to the exercise of a stock appreciation right or stock option granted under this Plan, the number of underlying shares as to which the exercise related shall be counted against the applicable share limits under Section 4.2, as opposed to only counting the shares actually issued. (For purposes of clarity, if a stock appreciation right relates to 100,000 shares and is exercised at a time when the payment due to the participant is 15,000 shares, 100,000 shares shall be charged against the applicable share limits under Section 4.2 with respect to such exercise.) Shares that are subject to or underlie awards which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan shall again be available for subsequent awards under this Plan. Shares that are exchanged by a participant or withheld by the Corporation as full or partial payment in connection with any award under this Plan, as well as any shares exchanged by a participant or withheld by the Corporation or one of its Subsidiaries to satisfy the tax withholding obligations related to any award under this Plan, shall not be available for subsequent awards under this Plan. Refer to Section 8.10 for application of the foregoing share limits with respect to assumed awards. The foregoing adjustments to the share limits of this Plan are subject to any applicable limitations under Section 162(m) of the Code with respect to awards intended as performance-based compensation thereunder.

4.4 Reservation of Shares; No Fractional Shares. The Corporation shall at all times reserve a number of shares of Common Stock sufficient to cover the Corporation’s obligations and contingent obligations to deliver shares with respect to awards then outstanding under this Plan (exclusive of any dividend equivalent obligations to the extent the Corporation has the right to settle such rights in cash). No fractional shares shall be delivered under this Plan. The Administrator may pay cash in lieu of any fractional shares in settlements of awards under this Plan.

5. AWARDS

5.1 Type and Form of Awards. The Administrator shall determine the type or types of award(s) to be made to each selected Eligible Person. Awards may be granted singly, in combination or in tandem. Awards also may be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for grants or rights under any other employee or compensation plan of the Corporation or one of its Subsidiaries. The types of awards that may be granted under this Plan are:

5.1.1 Stock Options. A stock option is the grant of a right to purchase a specified number of shares of Common Stock during a specified period as determined by the Administrator. An option may be intended as an incentive stock option within the meaning of Section 422 of the Code (an “ISO”) or a nonqualified stock option (an option not intended to be an ISO). The award agreement for an option will indicate if the option is intended as an ISO; otherwise it will be deemed to be a nonqualified stock option. The maximum term of each option (ISO or nonqualified) shall be ten (10) years. The per share exercise price for each option shall be determined by the Administrator at the time of grant of the award, but shall not be less than 100% of the fair market value of a share of Common Stock on the date of grant of the option. When an option is exercised, the exercise price for the shares to be purchased shall be paid in full in cash or such other method permitted by the Administrator consistent with Section 5.5.

5.1.2 Additional Rules Applicable to ISOs. To the extent that the aggregate fair market value (determined at the time of grant of the applicable option) of stock with respect to which ISOs first become exercisable by a participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to ISOs under this Plan and stock subject to ISOs under all other plans of the Corporation or one of its Subsidiaries (or any parent or predecessor corporation to the extent required by and within the meaning of Section 422 of the Code and the regulations promulgated thereunder), such options shall be treated as nonqualified stock options. In reducing the number of options treated as ISOs to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Administrator may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an ISO. ISOs may only be granted to employees of the Corporation or one of its subsidiaries (for this purpose, the term “subsidiary” is used as defined in Section 424(f) of the Code, which generally requires an unbroken chain of ownership of at least 50% of the total combined voting power of all classes of stock of each subsidiary in the chain beginning with the Corporation and ending with the subsidiary in question). The per share exercise price of each ISO shall not be less than 100% of the fair market value of a share of Common Stock on the date of grant of the option. There shall be imposed in any award agreement relating to ISOs such other terms and conditions as from time to time are required in order that the option be an “incentive stock option” as that term is defined in Section 422 of the Code. No ISO may be granted to any person who, at the time the option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such option is at least 110% of the fair market value of the stock subject to the option and such option by its terms is not exercisable after the expiration of five years from the date such option is granted.

5.1.3 Stock Appreciation Rights. A stock appreciation right or “SAR” is a right to receive a payment, in cash and/or Common Stock, equal to the excess of the fair market value of a specified number of shares of Common Stock on the date the SAR is exercised over the “base price” of the SAR, as such base price is established by the Administrator at the time of grant of the award, which base price shall be set forth in the applicable award agreement and shall not be less than 100% of the fair market value of a share of Common Stock on the date of grant of the SAR. The maximum term of an SAR shall be ten (10) years.

5.1.4 Other Awards. The other types of awards that may be granted under this Plan include: (a) stock bonuses, restricted stock, performance stock, stock units, phantom stock, dividend equivalents, or similar rights to purchase or acquire shares, whether at a fixed or variable price or ratio related to the Common Stock, upon the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or any combination thereof; (b) any similar securities with a value derived from the value of or related to the Common Stock and/or returns thereon; or (c) cash awards granted consistent with Section 5.2 below.

5.2 Section 162(m) Performance-Based Awards. Without limiting the generality of the foregoing, any of the types of awards listed in Section 5.1.4 above may be, and options and SARs granted to officers and employees (“Qualifying Options” and “Qualifying SARS,” respectively) typically will be, granted as awards intended to satisfy the requirements for “performance-based compensation” within the meaning of Section 162(m) of the Code (“Performance-Based Awards”). The grant, vesting, exercisability or payment of Performance-Based Awards may depend (or, in the case of Qualifying Options or Qualifying SARs, may also depend) on the degree of achievement of one or more performance goals relative to a pre-established targeted level or levels using one or more of the Business Criteria set forth below (on an absolute or relative basis) for the Corporation on a consolidated basis or for one or more of the Corporation’s subsidiaries, segments, divisions or business units, or any combination of the foregoing. Any Qualifying Option or Qualifying SAR shall be subject only to the requirements of Sections 5.2.1 and 5.2.3, below, in order for such award to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code. Any other Performance-Based Award shall be subject to all of the following provisions of this Section 5.2.

5.2.1 Class; Administrator. The eligible class of persons for Performance-Based Awards under this Section 5.2 shall be officers and employees of the Corporation or one of its Subsidiaries. The Administrator approving Performance-Based Awards or making any certification required pursuant to Section 5.2.4 must be constituted as provided in Section 3.1 for awards that are intended as performance-based compensation under Section 162(m) of the Code.

5.2.2 Performance Goals. The specific performance goals for Performance-Based Awards (other than Qualifying Options and Qualifying SARs) shall be, on an absolute or relative basis, established based on one or more of the following business criteria (“Business Criteria”) as selected by the Administrator in its sole discretion: earnings per share, cash flow (which means cash and cash equivalents derived from either net cash flow from operations or net cash flow from operations, financing and investing activities), total stockholder return, gross revenue, gross margin, revenue growth, operating income (before or after taxes), operating margin, net earnings (before or after interest, taxes, depreciation and/or amortization), return on equity or on assets or on net investment or on investment capital, cost containment or cost reduction, Common Stock price appreciation, new product release, technology development milestones or any combination thereof. The preceding financial terms are used as applied under generally accepted accounting principles or in the financial reporting of the Corporation or of its Subsidiaries. To qualify awards as performance-based under Section 162(m), the applicable Business Criterion (or Business Criteria, as the case may be) and specific performance goal or goals (“targets”) must be established and approved by the Administrator during the first 90 days of the performance period (and, in the case of performance periods of less than one year, in no event after 25% or more of the performance period has elapsed) and while performance relating to such target(s) remains substantially uncertain within the meaning of Section 162(m) of the Code. Performance targets shall be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the targets were set unless the Administrator provides otherwise at the time of establishing the targets. The applicable performance measurement period may not be less than six months nor more than five years.

5.2.3 Form of Payment; Maximum Performance-Based Award. Grants or awards under this Section 5.2 may be paid in cash or shares of Common Stock or any combination thereof. Grants of Qualifying Options and Qualifying SARs to any one participant in any one calendar year shall be subject to the limit set forth in Section 4.2(bii). The maximum number of shares of Common Stock which may be delivered pursuant to Performance-Based Awards (other than Qualifying Options and Qualifying SARs, and other than cash awards covered by the following sentence) that are granted to any one participant in any one calendar year shall not exceed One Million (1,000,000) shares, either individually or in the aggregate, subject to adjustment as provided in Section 7.1. In addition, the aggregate amount of compensation to be paid to any one participant in respect of all Performance-Based Awards payable only in cash and not related to shares of Common Stock and granted to that participant in any one calendar year shall not exceed Ten Million Dollars ($10,000,000). Awards that are cancelled during the year shall be counted against these limits to the extent required by Section 162(m) of the Code.

5.2.4 Certification of Payment. Before any Performance-Based Award under this Section 5.2 (other than Qualifying Options and Qualifying SARs) is paid and to the extent required to qualify the award as performance-based compensation within the meaning of Section 162(m) of the Code, the Administrator must certify in writing that the performance target(s) and any other material terms of the Performance-Based Award were in fact timely satisfied.

5.2.5 Reservation of Discretion. The Administrator will have the discretion to determine the restrictions or other limitations of the individual awards granted under this Section 5.2 including the authority to reduce awards, payouts or vesting or to pay no awards, in its sole discretion, if the Administrator preserves such authority at the time of grant by language to this effect in its authorizing resolutions or otherwise.

5.2.6 Expiration of Grant Authority. As required pursuant to Section 162(m) of the Code and the regulations promulgated thereunder, the Administrator’s authority to grant new awards that are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code (other than

Qualifying Options and Qualifying SARs) shall terminate upon the first meeting of the Corporation’s stockholders that occurs in the fifth year following the year in which the Corporation’s stockholders first approve this Plan.

5.3 Award Agreements. Each award shall be evidenced by an award agreement in the form approved by the Administrator and, if required by the Administrator, executed by the recipient of the award. The Administrator may authorize any officer of the Corporation (other than the particular award recipient) to execute any or all award agreements on behalf of the Corporation. The award agreement shall set forth the material terms and conditions of the award as established by the Administrator consistent with the express limitations of this Plan.

5.4 Deferrals and Settlements. Payment of awards may be in the form of cash, Common Stock, other awards or combinations thereof as the Administrator shall determine, and with such restrictions as it may impose. The Administrator may also require or permit participants to elect to defer the issuance of shares or the settlement of awards in cash under such rules and procedures as it may establish under this Plan. The Administrator may also provide that deferred settlements include the payment or crediting of interest or other earnings on the deferral amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in shares.

5.5 Consideration for Common Stock or Awards. The purchase price for any award granted under this Plan or the Common Stock to be delivered pursuant to an award, as applicable, may be paid by means of any lawful consideration as determined by the Administrator, including, without limitation, one or a combination of the following methods:

•	services rendered by the recipient of such award;

•	cash, check payable to the order of the Corporation, or electronic funds transfer;

•	notice and third party payment in such manner as may be authorized by the Administrator;

•	the delivery of previously owned shares of Common Stock;

•	by a reduction in the number of shares otherwise deliverable pursuant to the award; or

•

subject to such procedures as the Administrator may adopt, pursuant to a “cashless exercise” with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of awards.

In no event shall any shares newly-issued by the Corporation be issued for less than the minimum lawful consideration for such shares or for consideration other than consideration permitted by applicable state law. In the event that the Administrator allows a participant to exercise an award by delivering shares of Common Stock previously owned by such participant and unless otherwise expressly provided by the Administrator, any shares delivered which were initially acquired by the participant from the Corporation (upon exercise of a stock option or otherwise) must have been owned by the participant at least six months as of the date of delivery. Shares of Common Stock used to satisfy the exercise price of an option shall be valued at their fair market value on the date of exercise. The Corporation will not be obligated to deliver any shares unless and until it receives full payment of the exercise or purchase price therefor and any related withholding obligations under Section 8.5 and any other conditions to exercise or purchase have been satisfied. Unless otherwise expressly provided in the applicable award agreement, the Administrator may at any time limit a participant’s ability to pay the purchase or exercise price of any award or shares to any particular method(s).

5.6 Definition of Fair Market Value. For purposes of this Plan, “fair market value” shall mean, unless otherwise determined or provided by the Administrator in the circumstances, the last price (in regular trading) for a share of Common Stock as furnished by the National Association of Securities Dealers, Inc. (the “NASD”) through the NASDAQ National Market Reporting System (the “National Market”) for the date in question or, if no sales of Common Stock were reported by the NASD on the National Market on that date, the last price (in regular trading) for a share of Common Stock as furnished by the NASD through the National Market for the next preceding day on which sales of Common Stock were reported by the NASD. The Administrator may, however, provide with respect to one or more awards that the fair market value shall equal the last price for a share of Common Stock as furnished by the NASD through the National Market on the last trading day preceding the date in question or the average of the high and low trading prices of a share of Common Stock as furnished by the NASD through the National Market for the date in question or the most recent trading day. If the Common Stock is no longer listed or is no longer actively traded on the National Market as of the applicable date, the fair market value of the Common Stock shall be the value as reasonably determined by the Administrator for purposes of the award in the circumstances. The Administrator also may adopt a different methodology for determining fair market value with respect to one or more awards if a different methodology is necessary or advisable to secure any intended favorable tax, legal or other treatment for the particular award(s) (for example, and without limitation, the Administrator may provide that fair market value for purposes of one or more awards will be based on an average of closing prices (or the average of high and low daily trading prices) for a specified period preceding the relevant date).

5.7 Transfer Restrictions.

5.7.1 Limitations on Exercise and Transfer. Unless otherwise expressly provided in (or pursuant to) this Section 5.7, by applicable law and by the award agreement, as the same may be amended, (a) all awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; (b) awards shall be exercised only by the participant; and (c) amounts payable or shares issuable pursuant to any award shall be delivered only to (or for the account of) the participant.

5.7.2 Exceptions. The Administrator may permit awards to be exercised by and paid to, or otherwise transferred to, other persons or entities pursuant to such conditions and procedures, including limitations on subsequent transfers, as the Administrator may, in its sole discretion, establish in writing. Any permitted transfer shall be subject to compliance with applicable federal and state securities laws.

5.7.3 Further Exceptions to Limits on Transfer. The exercise and transfer restrictions in Section 5.7.1 shall not apply to:

(a) transfers to the Corporation,

(b) the designation of a beneficiary to receive benefits in the event of the participant’s death or, if the participant has died, transfers to or exercise by the participant’s beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution (and exercise by the participant’s executor or personal representative),

(c) subject to any applicable limitations on ISOs, transfers to a family member (or former family member) pursuant to a domestic relations order if approved or ratified by the Administrator,

(d) if the participant has suffered a disability, permitted transfers or exercises on behalf of the participant by his or her legal representative, or

(e) the authorization by the Administrator of “cashless exercise” procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of awards consistent with applicable laws and the express authorization of the Administrator.

5.8 International Awards. One or more awards may be granted to Eligible Persons who provide services to the Corporation or one of its Subsidiaries outside of the United States. Any awards granted to such persons may be granted pursuant to the terms and conditions of any applicable sub-plans, if any, appended to this Plan and approved by the Administrator.

6. EFFECT OF TERMINATION OF SERVICE ON AWARDS

6.1 General. The Administrator shall establish the effect of a termination of employment or service on the rights and benefits under each award under this Plan and in so doing may make distinctions based upon, inter alia, the cause of termination and type of award. If the participant is not an employee of the Corporation or one of its Subsidiaries and provides other services to the Corporation or one of its Subsidiaries, the Administrator shall be the sole judge for purposes of this Plan (unless a contract or the award otherwise provides) of whether the participant continues to render services to the Corporation or one of its Subsidiaries and the date, if any, upon which such services shall be deemed to have terminated.

6.2 Events Not Deemed Terminations of Service. Unless the express policy of the Corporation or one of its Subsidiaries, or the Administrator, otherwise provides, the employment relationship shall not be considered terminated in the case of (a) sick leave, (b) military leave, or (c) any other leave of absence authorized by the Corporation or one of its Subsidiaries, or the Administrator; provided that unless reemployment upon the expiration of such leave is guaranteed by contract or law or the express policy of the Corporation or one of its Subsidiaries, or the Administrator, otherwise provides, such leave is for a period of not more than three months. In the case of any employee of the Corporation or one of its Subsidiaries on an approved leave of absence, continued vesting of the award while on leave from the employ of the Corporation or one of its Subsidiaries may be suspended until the employee returns to service, unless the Administrator otherwise provides or applicable law otherwise requires. In no event shall an award be exercised after the expiration of the term set forth in the award agreement.

6.3 Effect of Change of Subsidiary Status. For purposes of this Plan and any award, if an entity ceases to be a Subsidiary of the Corporation a termination of employment or service shall be deemed to have occurred with respect to each Eligible Person in respect of such Subsidiary who does not continue as an Eligible Person in respect of another entity within the Corporation or another Subsidiary that continues as such after giving effect to the transaction or other event giving rise to the change in status.

7. ADJUSTMENTS; ACCELERATION

7.1 Adjustments. Subject to Section 7.2, upon (or, as may be necessary to effect the adjustment, immediately prior to) any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split; any merger, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution in respect of the Common Stock; or any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; then the Administrator shall: equitably and proportionately adjust (1) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of awards (including the specific share limits, maximums and numbers of shares set forth elsewhere in this Plan), (2) the number, amount and type of shares of Common Stock (or other securities or property) subject to any outstanding awards, (3) the grant, purchase, or exercise price (which term includes the base price of any SAR or similar right) of any outstanding awards, and/or (4) the securities, cash or other property deliverable upon exercise or payment of any outstanding awards, in each case to the extent necessary to preserve (but not increase) the level of incentives intended by this Plan and the then-outstanding awards.

Unless otherwise expressly provided in the applicable award agreement, upon (or, as may be necessary to effect the adjustment, immediately prior to) any event or transaction described in the preceding paragraph or a sale of all or substantially all of the business or assets of the Corporation as an entirety, the Administrator shall equitably and proportionately adjust the performance standards applicable to any then-outstanding performance-based awards to the extent necessary to preserve (but not increase) the level of incentives intended by the Plan and the then-outstanding performance-based awards.

It is intended that, if possible, any adjustments contemplated by the preceding two paragraphs be made in a manner that satisfies applicable legal, tax (including, without limitation and as applicable in the circumstances, Section 424 of the Code, Section 409A of the Code and Section 162(m) of the Code) and accounting (so as to not trigger any charge to earnings with respect to such adjustment) requirements.

Without limiting the generality of Section 3.3, any good faith determination by the Administrator as to whether an adjustment is required in the circumstances pursuant to this Section 7.1, and the extent and nature of any such adjustment, shall be conclusive and binding on all persons.

7.2 Corporate Transactions—Assumption and Termination of Awards. Upon the occurrence of any of the following: any merger, combination, consolidation, or other reorganization; any exchange of Common Stock or other securities of the Corporation; a sale of all or substantially all the business, stock or assets of the Corporation; a dissolution of the Corporation; or any other event in which the Corporation does not survive (or does not survive as a public company in respect of its Common Stock); then the Administrator may make provision for a cash payment in settlement of, or for the assumption, substitution or exchange of any or all outstanding share-based awards or the cash, securities or property deliverable to the holder of any or all outstanding share-based awards, based upon, to the extent relevant under the circumstances, the distribution or consideration payable to holders of the Common Stock upon or in respect of such event. Upon the occurrence of any event described in the preceding sentence, then, unless the Administrator has made a provision for the substitution, assumption, exchange or other continuation or settlement of the award or the award would otherwise continue in accordance with its terms in the circumstances: (1) unless otherwise provided in the applicable award agreement, each then-outstanding option and SAR shall become fully vested, all shares of restricted stock then outstanding shall fully vest free of restrictions, and each other award granted under this Plan that is then outstanding shall become payable to the holder of such award; and (2) each award shall terminate upon the related event; provided that the holder of an option or SAR shall be given reasonable advance notice of the impending termination and a reasonable opportunity to exercise his or her outstanding vested options and SARs (after giving effect to any accelerated vesting required in the circumstances) in accordance with their terms before the termination of such awards (except that in no case shall more than ten days’ notice of the impending termination be required and any acceleration of vesting and any exercise of any portion of an award that is so accelerated may be made contingent upon the actual occurrence of the event).

The Administrator may adopt such valuation methodologies for outstanding awards as it deems reasonable in the event of a cash or property settlement and, in the case of options, SARs or similar rights, but without limitation on other methodologies, may base such settlement solely upon the excess if any of the per share amount payable upon or in respect of such event over the exercise or base price of the award.

In any of the events referred to in this Section 7.2, the Administrator may take such action contemplated by this Section 7.2 prior to such event (as opposed to on the occurrence of such event) to the extent that the Administrator deems the action necessary to permit the participant to realize the benefits intended to be conveyed with respect to the underlying shares. Without limiting the generality of the foregoing, the Administrator may deem an acceleration to occur immediately prior to the applicable event and/or reinstate the original terms of the award if an event giving rise to an acceleration does not occur.

Without limiting the generality of Section 3.3, any good faith determination by the Administrator pursuant to its authority under this Section 7.2 shall be conclusive and binding on all persons.

7.3 Possible Acceleration of Awards. Without limiting Section 7.2, in the event of a Change in Control Event (as defined below), the Administrator may, in its discretion, provide that any outstanding option or SAR shall become fully vested, that any share of restricted stock then outstanding shall fully vest free of restrictions, and that any other award granted under this Plan that is then outstanding shall be payable to the holder of such award. The Administrator may take such action with respect to all awards then outstanding or only with respect to certain specific awards identified by the Administrator in the circumstances. For purposes of this Plan, “Change in Control Event” means any of the following:

(a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of more than thirty three percent (33%) of either (1) the then-outstanding shares of common stock of the Corporation (the “Outstanding Company Common Stock”) or (2) the combined voting power of the then-outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that, for purposes of this clause (a), the following acquisitions shall not constitute a Change in Control Event; (A) any acquisition directly from the Corporation, (B) any acquisition by the Corporation, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any affiliate of the Corporation or a successor, or (D) any acquisition by any entity pursuant to a transaction that complies with Sections (c)(1), (2) and (3) below;

(b) Individuals who, as of the Effective Date, constitute the Board or the board of directors of any entity that directly or indirectly owns all of the outstanding equity securities of the Corporation (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board (or the board of directors of any entity that directly or indirectly owns all of the outstanding equity securities of the Corporation); provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Corporation’s stockholders, was approved by a vote of at least two-thirds of the individuals then comprising the Incumbent Board (including for these purposes, the new members whose election or nomination was so approved, without counting the member and the member’s predecessor twice) shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board or the board of directors of any entity that directly or indirectly owns all of the outstanding equity securities of the Corporation;

(c) Consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Corporation or any of its Subsidiaries, a sale or other disposition of all or substantially all of the assets of the Corporation, or the acquisition of assets or stock of another entity by the Corporation or any of its Subsidiaries (each, a “Business Combination”), in each case unless, following such Business Combination, (1) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Corporation or all or substantially all of the Corporation’s assets directly or through one or more subsidiaries (a “Parent”)) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (2) no Person (excluding any entity resulting from such Business Combination or a Parent or any employee benefit plan (or related trust) of the Corporation or such entity resulting from such Business Combination or Parent) beneficially owns, directly or indirectly, more than thirty three percent (33%) of, respectively, the then-outstanding shares of common stock of the entity resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such entity, except to the extent that the ownership in excess of thirty three percent (33%) existed prior to the Business Combination, and (3) at least a majority of the members of the board of directors or trustees of the entity resulting from such Business Combination or a Parent were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

(d) Approval by the stockholders of the Corporation of a complete liquidation or dissolution of the Corporation other than in the context of a transaction that does not constitute a Change in Control Event under clause (c) above.

7.4 Other Acceleration Rules. The Administrator may override the provisions of Section 7.2, 7.3, and/or 7.5 by express provision in the award agreement and may accord any Eligible Person a right to refuse any acceleration, whether pursuant to the award agreement or otherwise, in such circumstances as the Administrator may approve. The portion of any ISO accelerated under Section 7.2 or in connection with a Change in Control Event (or such other circumstances as may trigger accelerated vesting of the award) shall remain exercisable as an ISO only to the extent the applicable $100,000 limitation on ISOs is not exceeded. To the extent exceeded, the accelerated portion of the option shall be exercisable as a nonqualified stock option under the Code.

7.5 Possible Rescission of Acceleration. If the vesting of an award has been accelerated expressly in anticipation of an event or upon stockholder approval of an event and the Administrator later determines that the event will not occur, the Administrator may rescind the effect of the acceleration as to any then outstanding and unexercised or otherwise unvested awards.

8. OTHER PROVISIONS

8.1 Compliance with Laws. This Plan, the granting and vesting of awards under this Plan, the offer, issuance and delivery of shares of Common Stock, the acceptance of promissory notes and/or the payment of money under this Plan or under awards are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law, federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Corporation or one of its Subsidiaries, provide such assurances and representations to the Corporation or one of its Subsidiaries as the Administrator may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.

8.2 Discretionary Plan. No person shall have any claim or rights to be granted an award (or additional awards, as the case may be) under this Plan.

8.3 No Employment/Service Contract. Nothing contained in this Plan (or in any other documents under this Plan or in any award) shall confer upon any Eligible Person or other participant any right to continue in the employ or other service of the Corporation or one of its Subsidiaries, constitute any contract or agreement of employment or other service or affect an employee’s status as an employee at will, nor shall interfere in any way with the right of the Corporation or one of its Subsidiaries to change a person’s compensation or other benefits, or to terminate his or her employment or other service, with or without cause. Nothing in this Section 8.3, however, is intended to adversely affect any express independent right of such person under a separate employment or service contract other than an award agreement.

8.4 Plan Not Funded. Awards payable under this Plan shall be payable in shares or from the general assets of the Corporation, and no special or separate reserve, fund or deposit shall be made to assure payment of such awards. No participant, beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Corporation or one of its Subsidiaries by reason of any award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Corporation or one of its Subsidiaries and any participant, beneficiary or other person. To the extent that a participant, beneficiary or other person acquires a right to receive payment pursuant to any award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Corporation.

8.5 Tax Withholding. Upon any grant, exercise, vesting, or payment of any award, upon the disposition of shares of Common Stock acquired pursuant to the exercise of an ISO prior to satisfaction of the holding period requirements of Section 422 of the Code, or upon any other event in connection with an award that may constitute a tax withholding event under applicable law, the Corporation or one of its Subsidiaries shall have the right at its option to:

(a) require the participant (or the participant’s personal representative or beneficiary, as the case may be) to pay or provide for payment of at least the minimum amount of any taxes which the Corporation or one of its Subsidiaries may be required to withhold with respect to such award event or payment; or

(b) deduct from any amount otherwise payable in cash to the participant (or the participant’s personal representative or beneficiary, as the case may be) the minimum amount of any taxes which the Corporation or one of its Subsidiaries may be required to withhold with respect to such cash payment.

In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Administrator may in its sole discretion (subject to Section 8.1) grant (either at the time of the award or thereafter) to the participant the right to elect, pursuant to such rules and subject to such conditions as the Administrator may establish, to have the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares, valued in a consistent manner at their fair market value or at the sales price in accordance with authorized procedures for cashless exercises, necessary to satisfy the minimum applicable withholding obligation on exercise, vesting or payment. In no event shall the shares withheld exceed the minimum whole number of shares required for tax withholding under applicable law. The Corporation may, with the Administrator’s approval, accept one or more promissory notes from any Eligible Person in connection with taxes required to be withheld upon the exercise, vesting or payment of any award under this Plan; provided that any such note shall be subject to terms and conditions established by the Administrator and the requirements of applicable law.

8.6 Effective Date, Termination and Suspension, Amendments.

8.6.1 Effective Date. This Plan is effective as of March 16, 2007, the date of its approval by the Board (the “Effective Date”). This Plan shall be submitted for and subject to stockholder approval no later than twelve months after the Effective Date. Unless earlier terminated by the Board, this Plan shall terminate at the close of business on the day before the tenth anniversary of the Effective Date. After the termination of this Plan either upon such stated expiration date or its earlier termination by the Board, no additional awards may be granted under this Plan, but previously granted awards (and the authority of the Administrator with respect thereto, including the authority to amend such awards) shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.

8.6.2 Board Authorization. The Board (including, without limitation, any committee thereof to the extent consistent with its delegated authority) may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No awards may be granted during any period that the Board suspends this Plan.

8.6.3 Stockholder Approval. To the extent then required by applicable law or any applicable listing agency or required under Sections 162, 422 or 424 of the Code to preserve the intended tax consequences of this Plan, or deemed necessary or advisable by the Board, any amendment to this Plan shall be subject to stockholder approval.

8.6.4 Amendments to Awards. Without limiting any other express authority of the Administrator under (but subject to) the express limits of this Plan, the Administrator by agreement or resolution may waive conditions of or limitations on awards to participants that the Administrator in the prior exercise of its discretion has imposed, without the consent of a participant, and (subject to the requirements of Sections 3.2 and 8.6.5) may make other changes to the terms and conditions of awards. Any amendment or other action that would constitute a repricing of an award is subject to the limitations set forth in Section 3.2(g).

8.6.5 Limitations on Amendments to Plan and Awards. No amendment, suspension or termination of this Plan or amendment of any outstanding award agreement shall, without written consent of the participant, affect in any manner materially adverse to the participant any rights or benefits of the participant or obligations of the Corporation under any award granted under this Plan prior to the effective date of such change. Changes, settlements and other actions contemplated by Section 7 shall not be deemed to constitute changes or amendments for purposes of this Section 8.6.

8.7 Privileges of Stock Ownership. Except as otherwise expressly authorized by the Administrator or this Plan, a participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the participant. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

8.8 Governing Law; Construction; Severability.

8.8.1 Choice of Law. This Plan, the awards, all documents evidencing awards and all other related documents shall be governed by, and construed in accordance with the laws of the State of Delaware.

8.8.2 Severability. If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

8.8.3 Plan Construction.

(a) Rule 16b-3. It is the intent of the Corporation that the awards and transactions permitted by awards be interpreted in a manner that, in the case of participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the award, for exemption from matching liability under Rule 16b-3 promulgated under the Exchange Act. Notwithstanding the foregoing, the Corporation shall have no liability to any participant for Section 16 consequences of awards or events under awards if an award or event does not so qualify.

(b) Section 162(m). Options and SARs granted to employees of the Corporation or one of its Subsidiaries with an exercise or base price not less than the fair market value of a share of Common Stock at the date of grant that are approved by a committee composed solely of two or more outside directors (as this requirement is applied under Section 162(m) of the Code) shall be deemed to be intended as performance-based compensation within the meaning of Section 162(m) of the Code unless such committee provides otherwise at the time of grant of the award. It is the further intent of the Corporation that (to the extent the Corporation or one of its Subsidiaries or awards under this Plan may be or become subject to limitations on deductibility under Section 162(m) of the Code) any such awards that are granted to or held by a person subject to Section 162(m) will qualify as performance-based compensation or otherwise be exempt from deductibility limitations under Section 162(m).

8.9 Captions. Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

8.10 Stock-Based Awards in Substitution for Stock Options or Awards Granted by Other Corporation. Awards may be granted to Eligible Persons in substitution for or in connection with an assumption of employee stock options, SARs, restricted stock or other stock-based awards granted by other entities to persons who are or who will become Eligible Persons in respect of the Corporation or one of its Subsidiaries, in connection with a distribution, merger or other reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Corporation or one of its Subsidiaries, directly or indirectly, of all or a substantial part of the stock or assets of the employing entity. The awards so granted need not comply with other specific terms of this Plan, provided the awards reflect only adjustments giving effect to the assumption or substitution consistent with the conversion applicable to the Common Stock in the transaction and any change in the issuer of the security. Any shares that are delivered and any awards that are granted by, or become obligations of, the Corporation, as a result of the assumption by the Corporation of, or in substitution for, outstanding awards previously granted by an acquired company (or previously granted by a predecessor employer (or direct or indirect parent thereof) in the case of persons that become employed by the Corporation or one of its Subsidiaries in connection with a business or asset acquisition or similar transaction) shall not be counted against the Share Limit or other limits on the number of shares available for issuance under this Plan.

8.11 Non-Exclusivity of Plan. Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Administrator to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

8.12 No Corporate Action Restriction. The existence of this Plan, the award agreements and the awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the stockholders of the Corporation to make or authorize: (a) any adjustment, recapitalization, reorganization or other change in the capital structure or business of the Corporation or any Subsidiary, (b) any merger, amalgamation, consolidation or change in the ownership of the Corporation or any Subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stock ahead of or affecting the capital stock (or the rights thereof) of the Corporation or any Subsidiary, (d) any dissolution or liquidation of the Corporation or any Subsidiary, (e) any sale or transfer of all or any part of the assets or business of the Corporation or any Subsidiary, or (f) any other corporate act or proceeding by the Corporation or any Subsidiary. No participant, beneficiary or any other person shall have any claim under any award or award agreement against any member of the Board or the Administrator, or the Corporation or any employees, officers or agents of the Corporation or any Subsidiary, as a result of any such action.

8.13 Other Company Benefit and Compensation Programs. Payments and other benefits received by a participant under an award made pursuant to this Plan shall not be deemed a part of a participant’s compensation for purposes of the determination of benefits under any severance or termination pay plan or arrangement, any retirement or supplemental retirement plan or arrangement, or any other compensation, welfare or benefit plan or arrangement, if any, provided by the Corporation or any Subsidiary, except where the Administrator expressly otherwise provides or authorizes in writing. Awards under this Plan may be made in addition to, in combination with, as alternatives to or in payment of grants, awards or commitments under any other plans or arrangements of the Corporation or its Subsidiaries.

MR A SAMPLE

DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6

000004

000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext

Electronic Voting Instructions

You can vote by Internet or telephone! Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on May 29, 2007.

Vote by Internet

Log on to the Internet and go to www.investorvote.com

Follow the steps outlined on the secured website.

Vote by telephone

Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call. Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card 123456 C0123456789 12345

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.

1. Election of Class A Directors: For Withhold For Withhold 01—Patti S. Hart 02—John M. Stich

For Against Abstain For Against Abstain

2. Ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for the current fiscal year. 3. Approval of the Spansion Inc. 2007 Equity Incentive Plan.

And in their discretion, upon such other business as may properly come before the meeting.

B Non-Voting Items

Change of Address — Please print new address below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.

C 1234567890 J N T 2 2 A V 0 1 3 1 0 9 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE

140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

<STOCK#> 00PFCB

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — Spansion Inc. Class A Common Stock ANNUAL MEETING OF STOCKHOLDERS — MAY 29, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Dr. Bertrand F. Cambou and Robert C. Melendres, or either of them, with full power of substitution, attorneys and proxies to represent and to vote all shares of Class A Common Stock of Spansion Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the Four Seasons Hotel, 2050 University Avenue, East Palo Alto, California 94303, on Tuesday, the 29th day of May 2007, at 12:00 p.m., and at any and all adjournments or postponements thereof, on the matters listed on the reverse side which are set forth in the Proxy Statement accompanying the Notice of Meeting, receipt of which is hereby acknowledged.

This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, it will be voted FOR Proposals 1 and 2 and, in the discretion of the proxyholders, on other matters that may be properly presented at the meeting. The undersigned may revoke this Proxy at any time prior to its exercise or may attend the meeting and vote in person.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PRE-PAID ENVELOPE OR VOTE BY TELEPHONE OR INTERNET.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

000004

MR A SAMPLE

DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6

000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext

Electronic Voting Instructions

You can vote by Internet or telephone! Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on May 29, 2007.

Vote by Internet

Log on to the Internet and go to www.investorvote.com

Follow the steps outlined on the secured website.

Vote by telephone

Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call. Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card 123456 C0123456789 12345

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Proposals — The Board of Directors recommends a vote FOR Proposals 2 and 3.

For Against Abstain For Against Abstain

2. Ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for the current fiscal year. 3. Approval of the Spansion Inc. 2007 Equity Incentive Plan.

And in their discretion, upon such other business as may properly come before the meeting.

B Non-Voting Items

Change of Address — Please print new address below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.

C 1234567890 J N T

0 2 A V 0 1 3 1 0 9 3

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE

140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

<STOCK#> 00PFDB

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — Spansion Inc. Class B and C Common Stock ANNUAL MEETING OF STOCKHOLDERS — MAY 29, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Dr. Bertrand F. Cambou and Robert C. Melendres, or either of them, with full power of substitution, attorneys and proxies to represent and to vote all shares of Class B Common Stock and Class C Common Stock of Spansion Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the Four Seasons Hotel, 2050 University Avenue, East Palo Alto, California 94303, on Tuesday, the 29th day of May 2007, at 12:00 p.m., and at any and all adjournments or postponements thereof, on the matters listed on the reverse side which are set forth in the Proxy Statement accompanying the Notice of Meeting, receipt of which is hereby acknowledged.

This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, it will be voted FOR Proposal 2 and, in the discretion of the proxyholders, on other matters that may be properly presented at the meeting. The undersigned may revoke this Proxy at any time prior to its exercise or may attend the meeting and vote in person.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PRE-PAID ENVELOPE OR VOTE BY TELEPHONE OR INTERNET.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE